                           PRUDENTIAL ALLOCATION FUND
                               STRATEGY PORTFOLIO

                              GATEWAY CENTER THREE
                            NEWARK, NEW JERSEY 07102

                                 --------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 --------------

To Our Shareholders:

    Notice is hereby given that a Special Meeting of Shareholders (Meeting) of the Strategy Portfolio (the Strategy Portfolio), a portfolio of Prudential Allocation Fund, will be held at 9:00 a.m., Eastern time, on June 25, 1997, at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, for the following purposes:

        1. To approve an Agreement and Plan of Reorganization whereby all of the assets of the Strategy Portfolio will be transferred to the Balanced Portfolio (the Balanced Portfolio), also a portfolio of Prudential Allocation Fund, in exchange for the respective Class A, Class B, Class C and Class Z shares at net asset value of the Balanced Portfolio and the Balanced Portfolio's assumption of all of the liabilities, if any, of the Strategy Portfolio; and

        2. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

    Only holders of shares of beneficial interest in the Strategy Portfolio of record at the close of business on April 4, 1997, are entitled to notice of and to vote at this Meeting or any adjournment thereof.

                                          S. JANE ROSE

                                            SECRETARY

Dated: May 12, 1997

  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED STAMPED SELF- ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                 PRUDENTIAL ALLOCATION FUND--BALANCED PORTFOLIO
                                   PROSPECTUS
                                      AND
                 PRUDENTIAL ALLOCATION FUND--STRATEGY PORTFOLIO
                                PROXY STATEMENT
                              GATEWAY CENTER THREE
                            NEWARK, NEW JERSEY 07102
                                 (800) 225-1852
                                 --------------

    Prudential Allocation Fund (Allocation Fund) is a Massachusetts business trust and an open-end, diversified, management investment company consisting of two portfolios, the Balanced Portfolio and the Strategy Portfolio. Both the Balanced Portfolio and the Strategy Portfolio are managed by Prudential Investments Fund Management LLC, an indirect, wholly owned subsidiary of The Prudential Insurance Company of America. The investment objective of the Balanced Portfolio is to achieve a high total investment return consistent with moderate risk. The investment objective of the Strategy Portfolio is to achieve a high total investment return consistent with relatively higher risk than the Balanced Portfolio.

    This Prospectus and Proxy Statement is being furnished to shareholders of the Strategy Portfolio in connection with the solicitation of proxies by Allocation Fund's Board of Trustees for use at a special meeting of the Strategy Portfolio shareholders to be held on June 25, 1997, at 9:00 a.m., Eastern time, and at any adjournment thereof (Meeting). The primary purpose of the Meeting is to vote on a proposed Agreement and Plan of Reorganization (Plan), whereby the Balanced Portfolio will acquire all of the assets of the Strategy Portfolio and assume all of the liabilities, if any, of the Strategy Portfolio. If the Plan is approved by the Strategy Portfolio's shareholders, all such shareholders will be issued Class A, Class B, Class C and Class Z shares of the Balanced Portfolio in exchange for their respective Class A, Class B, Class C and Class Z shares of the Strategy Portfolio based upon the relative net asset values of the shares of each Portfolio, and the Strategy Portfolio will be terminated. Shareholders of the Balanced Portfolio are not being asked to vote on the Plan.

    This Prospectus and Proxy Statement sets forth concisely information about the Balanced Portfolio that prospective investors should know before investing. Additional information contained in a Statement of Additional Information (SAI), dated May 12, 1997, relating to the Plan and including financial statements has been filed with the Securities and Exchange Commission (SEC), is incorporated herein by reference and is available without charge upon request to the address or phone number shown above. This Prospectus and Proxy Statement is accompanied by the Prospectus of Allocation Fund dated September 27, 1996, as supplemented, and by the Semi-Annual Report of the Balanced Portfolio for the six months ended January 31, 1997, which is incorporated by reference herein. The Allocation Fund SAI dated September 27, 1996, also has been filed with the SEC and is available without charge upon request to Allocation Fund at the address or the toll-free phone number shown above.

    Investors are advised to read and retain this Prospectus and Proxy Statement for future reference.
                                 --------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        The date of this Prospectus and Proxy Statement is May 12, 1997.

                           PRUDENTIAL ALLOCATION FUND
                               BALANCED PORTFOLIO
                               STRATEGY PORTFOLIO

                              GATEWAY CENTER THREE
                            NEWARK, NEW JERSEY 07102

                                 --------------

               PROSPECTUS AND PROXY STATEMENT DATED MAY 12, 1997

                                 --------------

                                    SYNOPSIS

    The following synopsis is a summary of certain information contained elsewhere in this Prospectus and Proxy Statement and the Agreement and Plan of Reorganization (Plan) and is qualified by reference to the more complete information contained herein as well as in the enclosed Prudential Allocation Fund (Allocation Fund) Prospectus. Shareholders should read this entire Prospectus and Proxy Statement carefully.

GENERAL

    This Prospectus and Proxy Statement is furnished by the Board of Trustees of Allocation Fund in connection with the solicitation of proxies for use at a Special Meeting of Shareholders of the Strategy Portfolio (Meeting) to be held at 9:00 a.m., Eastern time, on June 25, 1997 at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Allocation Fund's principal executive office. The purpose of the Meeting is to approve or disapprove the Plan, pursuant to which all of the assets of the Strategy Portfolio will be acquired by, and all of the liabilities of the Strategy Portfolio, if any, will be assumed by, the Balanced Portfolio, also a portfolio of Allocation Fund, and to transact such other business as may properly come before the Meeting or any adjournment thereof. (The Balanced Portfolio and the Strategy Portfolio are sometimes referred to herein individually as a Series and collectively as the Series.) The Plan is attached to this Prospectus and Proxy Statement as Appendix
A. The transactions contemplated by the Plan are described herein and in summary provide that the Balanced Portfolio will acquire all of the Strategy Portfolio's assets in exchange for the respective Class A, Class B, Class C and Class Z shares of the Balanced Portfolio and the Balanced Portfolio's assumption of all of the liabilities, if any, of the Strategy Portfolio. The Class A, Class B, Class C and Class Z shares of the Balanced Portfolio thereafter will be distributed to the former shareholders of the Strategy Portfolio, and the Strategy Portfolio will be terminated. At that time, the Allocation Fund will change its name to Prudential Balanced Fund.

    Approval of the Plan requires the affirmative vote of a majority of the shares of the Strategy Portfolio voted at the Meeting, provided a quorum is present. Approval of the Plan by the shareholders of the Balanced Portfolio is not required, and the Plan is not being submitted for their approval.

THE PROPOSED REORGANIZATION

    The Board of Trustees of Allocation Fund, on behalf of the Strategy Portfolio and the Balanced Portfolio, has approved the Plan, which provides for the transfer of all of the assets of the Strategy Portfolio to the Balanced Portfolio in exchange for Class A, Class B, Class C and Class Z shares of the Balanced Portfolio and the assumption by the Balanced Portfolio of all of the liabilities, if any, of the Strategy Portfolio. If the Plan is approved by the Strategy Portfolio shareholders, the Class A, Class B, Class C and Class Z shares of the Balanced Portfolio will be distributed to shareholders of the Strategy Portfolio in exchange for their respective Class A, Class B, Class C and Class Z shares, and the Strategy Portfolio will be terminated. (All of the foregoing transactions are sometimes referred to herein as the Reorganization.) It is expected that the Reorganization will become effective on or about July 11, 1997 (Closing Date). IF THE REORGANIZATION IS CONSUMMATED, EACH STRATEGY PORTFOLIO SHAREHOLDER WILL RECEIVE THE NUMBER OF FULL AND FRACTIONAL CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE BALANCED PORTFOLIO (ROUNDED TO THE THIRD DECIMAL PLACE) HAVING A VALUE EQUAL TO THE VALUE OF SUCH SHAREHOLDER'S RESPECTIVE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE STRATEGY PORTFOLIO AS OF THE CLOSING DATE.

    For the reasons set forth below under "--Reasons for the Proposed Reorganization" and "The Proposed Transaction--Reasons for the Reorganization," the Board of Allocation Fund, including those Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (Investment Company Act)) of Allocation Fund (Independent Trustees), has determined that the Reorganization is in the best interests of the Strategy Portfolio and that the interests of the existing shareholders of the Strategy Portfolio will not be diluted as a result of the Reorganization. The Board of Allocation Fund, including the Independent Trustees, also has determined that the Reorganization is in the best interests of the Balanced Portfolio and that the interests of existing shareholders of the Balanced Portfolio will not be diluted as a result of the Reorganization. ACCORDINGLY, THE BOARD OF ALLOCATION FUND RECOMMENDS APPROVAL OF THE PLAN.

REASONS FOR THE PROPOSED REORGANIZATION

    The Board of Allocation Fund has concluded, based on information presented by the Strategy Portfolio's manager, Prudential Investments Fund Management LLC, formerly known as Prudential Mutual Fund Management LLC (PIFM), that the Reorganization is in the best interest of the Strategy Portfolio and its shareholders. The following are among the reasons for the Reorganization:

    - THE MANAGER AND SUBADVISER BELIEVE THAT IT WOULD BE BENEFICIAL TO ALL SHAREHOLDERS TO CONSOLIDATE ALL "BALANCED" ASSETS IN ONE FUND. The investment objective of the Balanced Portfolio and Strategy Portfolio are similar, although some investment policies of each Series differ; the Strategy Portfolio's objective permits it to take more risk than the Balanced Portfolio. The Strategy Portfolio may purchase debt securities of a lesser quality that, in the aggregate have an average weighted maturity greater than that of the Balanced Portfolio. The Strategy Portfolio may invest up to 25% of its assets in securities rated Ba or lower by Moody's Investors Service (Moody's) or BB or lower by Standard & Poor's Ratings Group (S&P), as opposed to 10% for the Balanced Portfolio. PIFM intends to propose to the Allocation Fund Trustees at a meeting to be held on May 21, 1997 that the Balanced Portfolio also have the ability to invest up to 25% of its assets in securities rated Ba or lower by Moody's or BB or lower by S&P. In general, the Strategy Portfolio's investment practice is substantially similar to the investment policies of the Balanced Portfolio. As of April 30, 1997, approximately 74.9% of the Strategy Portfolio's investments were the same as those of the Balanced Portfolio's.

    - THE PROPOSED REORGANIZATION IS SUITABLE FOR EACH SERIES BECAUSE A NUMBER OF SIMILARITIES EXIST BETWEEN THEM: (i) each is a portfolio of the same open-end, diversified, management investment company; (ii) each invests in common stocks, investment grade debt securities and money market securities;
(iii) both seek to provide investors with a high total investment return; (iv) the investment adviser for each Series is The Prudential Investment Corporation, doing business as Prudential Investments (PI, the Subadviser or the investment adviser), a wholly owned subsidiary of The Prudential Insurance Company of America (Prudential); (v) Greg Goldberg, a Managing Director of PI, manages the Balanced Portfolio and supervises the investment team of the Strategy Portfolio;
(vi) Prudential Securities Incorporated (Prudential Securities or PSI) acts as the Distributor of the shares of each Series; (vii) Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) serves as Transfer Agent and Dividend Disbursing Agent for each Series; and (viii) each Series pays dividends of net investment income, if any, quarterly and makes distributions of net capital gains, if any, annually.

    - AFTER IMPLEMENTATION OF THE PLAN, THE FORMER SHAREHOLDERS OF THE STRATEGY PORTFOLIO AND THE SHAREHOLDERS OF THE BALANCED PORTFOLIO SHOULD BENEFIT FROM REDUCED EXPENSES RESULTING FROM A COMBINATION OF THE ASSETS OF THE TWO
SERIES. The Reorganization would give the Balanced Portfolio the opportunity to increase its assets by acquiring securities consistent with its investment objective and policies in exchange for the issuance of its Class A, Class B, Class C and Class Z shares. The Board of Allocation Fund believes that the Reorganization may achieve certain economies of scale that the Strategy Portfolio cannot realize alone. The Allocation Fund Board also believes that the Balanced Portfolio would realize the benefits of a larger asset base in exchange for its shares, thereby making it more attractive to investors. In addition, the combination of the Strategy Portfolio and the Balanced Portfolio would eliminate certain duplicate expenses, such as those incurred in connection with separate audits and the preparation of separate financial statements for each Series. Finally, Allocation Fund's Board believes that the Reorganization would give Strategy Portfolio shareholders an opportunity to invest in a portfolio with very similar asset allocations, better performance and lower expense ratios.

    Although each Series currently incurs different expenses, PIFM believes that if the proposed Reorganization is consummated, the ratio of total operating expenses to average daily net assets of the Balanced Portfolio's shares will be lower than the ratio currently incurred by the Strategy Portfolio because of the relatively larger size of Balanced Portfolio and other cost savings from combining the two portfolios.

    As of January 31, 1997, Strategy Portfolio shareholders paid annual total operating expenses as a percentage of average net assets of 1.26%, 2.01%, 2.01% and 1.02% for Class A, Class B, Class C and Class Z shares, respectively. The Balanced Portfolio's annual total operating expenses as a percentage of average net assets for Class A, Class B, Class C and Class Z shares were 1.14%, 1.89%, 1.89% and .89%, respectively.

STRUCTURE OF THE SERIES

    Both Series are authorized to issue an unlimited number of shares of beneficial interest. Shares of each Series are divided into four classes designated Class A, Class B, Class C and Class Z. Each class of shares represents an interest in the same assets of its respective Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares currently are offered exclusively for sale to a limited group of investors. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares and Class Z shares bear no distribution and service fees, the liquidation proceeds payable to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders. In accordance with Allocation Fund's Declaration of Trust, the Trustees may authorize the creation of additional series, and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

    The Board of Trustees of Allocation Fund may increase or decrease the number of authorized shares without shareholder approval. Shares of each Series, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares also are redeemable at the option of each

Series under certain circumstances. Each share of each class of the Strategy Portfolio and the Balanced Portfolio is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares of the Series (which convert to Class A shares after approximately seven years), there are no conversion, preemptive or other subscription rights. In the event of liquidation of either Series, each share thereof is entitled to its portion of that Series's assets after all of its debts and expenses have been paid. Neither Series's shares have cumulative voting rights for the election of Trustees.

INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of the Balanced Portfolio is to achieve a high total investment return consistent with moderate risk. The Balanced Portfolio seeks to achieve this objective by investing in a diversified portfolio of money market instruments, debt obligations and equity securities (including securities convertible into equity securities). The specific asset mix of the Balanced Portfolio is determined by Allocation Fund's investment adviser, and, under normal circumstances, at least 25% of the value of the Balanced Portfolio's assets must be invested in fixed-income senior securities. There can be no assurance that this objective will be achieved. Debt obligations in which the Balanced Portfolio may invest will be rated primarily Baa/BBB or better by Moody's or S&P, respectively (or a similar nationally recognized rating service). Up to 10% of the Balanced Portfolio's total assets may be invested in fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P (or a similar nationally recognized rating service) or in non-rated fixed-income securities of comparable quality. If approved by the Trustees at a meeting scheduled for May 21, 1997, the Balanced Portfolio will be able to invest up to 25% of its assets in securities rated Ba/BB or lower. See "Principal Risk Factors--High Yield Securities" below. Equity securities in which the Balanced Portfolio will primarily invest are common stocks of major, established corporations that, in the opinion of the investment adviser, have prospects of price appreciation greater than that of the Standard & Poor's Composite 500 Stock Price Index (S&P 500 Stock Index). The Balanced Portfolio also may invest in preferred stocks or debt securities that either have warrants attached or are otherwise convertible into such common stocks.

    The investment objective of the Strategy Portfolio is to achieve a high total investment return consistent with relatively higher risk than the Balanced Portfolio. The Strategy Portfolio seeks to achieve this objective by investing in a diversified portfolio of equity securities (including securities convertible into equity securities), debt obligations and money market instruments. The specific asset mix of the Strategy Portfolio is determined by Allocation Fund's investment adviser. There can be no assurance that this objective will be achieved. Debt obligations in which the Strategy Portfolio may invest will be rated primarily Baa/BBB or better by Moody's or S&P, respectively (or a similar nationally recognized rating service). Up to 25% of the Strategy Portfolio's total assets may be invested in fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P (or a similar nationally recognized rating service) or in non-rated fixed-income securities of comparable quality. See "Principal Risk Factors--High Yield Securities" below. Equity securities in which the Strategy Portfolio will primarily invest are common stocks of major, established corporations that, in the opinion of the investment adviser, have prospects of price appreciation greater than that of the S&P 500 Stock Index. The Strategy Portfolio may also invest in preferred stocks or debt securities that either have warrants attached or are otherwise convertible into such common stocks.

    In addition, each Series may invest in common stocks and common stock equivalents of smaller, faster growing companies. The Series also may invest up to 30% of their respective assets in foreign securities, may make short sales against-the-box and may engage in various hedging and income enhancement strategies, including the purchase and sale of derivatives. These strategies include the purchase and sale of call options, the purchase of put options and related short-term trading. See "Principal Risk Factors--Hedging and Return Enhancement Activities" below. Each Series may hold up to 10% of its net assets in illiquid securities.

CERTAIN DIFFERENCES BETWEEN THE SERIES

    While both Series are similar in many respects, a number of differences between them exist as well.

    First, although the Series' investment objectives are substantially similar, the Strategy Portfolio's investment objective permits it to take more risk than the Balanced Portfolio.

    Second, while each Series allocates its assets among equity securities, debt obligations and money market instruments, the types of debt securities that may be held in the two Series's portfolios are different. The Strategy Portfolio may invest up to 25% of its assets in debt securities that are non-investment grade, and the investment grade fixed-income securities in which the Strategy Portfolio primarily may invest have, in the aggregate, a weighted average maturity greater than that of the investment grade fixed-income securities in which the Balanced Portfolio may invest. The Balanced Portfolio may invest up to 10% of its assets in non-investment grade debt securities (although, if approved by the Trustees, this percentage will increase to 25%), and the average weighted maturity of the fixed-income securities in which the Balanced Portfolio primarily may invest will exceed the average duration of those securities, which will be less than ten years. Non-investment grade fixed-income securities, I.E., those rated below BBB or Baa by S&P or Moody's, respectively, or a similar nationally recognized rating service, or non-rated fixed-income securities of comparable quality, are also known as "junk bonds." Securities rated Baa by Moody's have speculative characteristics, and changes in economic conditions or other circumstances could lead to a weakened capacity to make principal and interest payments. Securities rated BB or lower by S&P or Ba or lower by Moody's generally are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. See "Principal Risk Factors--High Yield Securities" below.

    In addition, a greater proportion of the equity securities held by the Balanced Portfolio will be those of larger, more mature companies, which are subject to less price volatility, than those held by the Strategy Portfolio.

    Finally, although PI is the Subadviser of both Series, Gregory Goldberg manages the Balanced Portfolio, while the Strategy Portfolio is managed by PI using a team of portfolio managers supervised by Mr. Goldberg.

    Gregory Goldberg determines the asset allocation for each Series and manages their equity and bond holdings. Mr. Goldberg is a growth-oriented equity investor who utilizes bottom-up analysis, selecting stocks based on their potential to deliver above average growth in revenues and earnings. On the fixed-income side, Mr. Goldberg, assisted by Barbara Kenworthy, seeks investments that compare favorably in yield curve analysis and historical spreads to Treasury equivalents.

FEES AND EXPENSES

    MANAGEMENT FEES. PIFM, whose principal business address is Gateway Center Three, Newark, New Jersey 07102, is the manager of both Series. PIFM was established as a New York limited liability company on May 1, 1997 and is an indirect, wholly owned subsidiary of Prudential. As of April 30, 1997, PIFM served as manager or administrator to 62 investment companies, with aggregate assets of approximately $54.6 billion. Each Series pays PIFM a management fee at the annual rate of .65 of 1% of the Series' average daily net assets. For the fiscal year ended July 31, 1996, and the six-month period ended January 31, 1997, each Series paid PIFM management fees at an annual rate of .65 of 1% of their respective average daily net assets.

    Under a subadvisory agreement between PIFM and PI, PI provides investment subadvisory services for the management of both Series. The subadvisory agreement provides that PIFM will reimburse PI for its reasonable costs and expenses in providing investment advisory services. PIFM continues to have responsibility for all investment advisory services pursuant to its management agreement and supervises PI's performance of its services.

    DISTRIBUTION FEES. PSI, One Seaport Plaza, New York, New York 10292, serves as the distributor of the Class A, Class B, Class C and Class Z shares of each Series. PSI is a corporation organized under the laws of the State of Delaware. For the fiscal year ended July 31, 1996, each Series paid PSI distribution expenses of .25%, 1.00% and 1.00% of the average daily net assets of the Class A, Class B and Class C shares of each Series, respectively. No distribution or service fees are paid to PSI by each Series' Class Z shares.

    Under separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by Allocation Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), PSI incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of PSI and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with PSI, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of PSI and Prusec associated with the sale of Allocation Fund shares, including lease, utility, communications and sales promotion expenses.

    Under the Plans, Allocation Fund is obligated to pay distribution and/or service fees to PSI as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If PSI's expenses exceed its distribution and service fees, Allocation Fund will not be obligated to pay any additional expenses. If PSI's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

    Under the Class A Plan, Allocation Fund may pay PSI for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares of each Series. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. PSI has agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending July 31, 1997.

    Under the Class B and Class C Plans, each Series pays PSI for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares of the Series. The Class B and Class C Plans provide for the payment to PSI of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. PSI also receives contingent deferred sales charges from certain redeeming shareholders.

    For each of the fiscal year ended July 31, 1996 and the six-month period ended January 31, 1997, Allocation Fund paid distribution expenses of .25%, 1.00% and 1.00% of the average daily net assets of the Class A, Class B and Class C shares of each Series, respectively (six-month figures are annualized).

    TRANSFER AGENCY FEES. Each Series, pursuant to a Transfer Agency and Service Agreement, pays PMFS an annual fee per shareholder account of $10.00, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $0.20. PMFS also is reimbursed for its out-of-pocket expenses, including postage, stationery, printing, allocable communications expenses and other costs. (During the fiscal year ended July 31, 1996, these fees and expenses represented an annual rate of approximately .23% of the Balanced Portfolio's average daily net assets and .20% of the Strategy Portfolio's average daily net assets.)

    OTHER EXPENSES. Each Series also pays certain other expenses in connection with its operation, including accounting, custodian, reports to shareholders, legal, audit and share registration expenses. Although the basis for calculating these fees and expenses is the same for the Strategy Portfolio and the Balanced Portfolio, the per share effect on shareholder returns is affected by their relative size. Combining the Series will eliminate duplication of certain expenses. For example, only one annual audit of the combined Series will be required rather than separate audits of each Series as currently required.

    EXPENSE RATIOS, FEE WAIVERS AND SUBSIDY. PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Strategy Portfolio and the Balanced Portfolio. Fee waivers and expense subsidies may increase a Series' yield and total return. Any fee waiver or subsidy may be terminated at any time without notice, after which a Series' expenses may increase and its yield and total return may be reduced. It is not anticipated that the Balanced Portfolio's expenses will be subject to any fee waiver or subsidy in the near future, apart from PSI's current agreement to limit its distribution fees with respect to Class A shares.

    For the fiscal year ended July 31, 1996, total expenses stated as a percentage of average net assets of the Strategy Portfolio were 1.27%, 2.02% and 2.02% for Class A, Class B and Class C shares, respectively. Class Z shares of the Strategy Portfolio did not exist at July 31, 1996; such shares commenced being offered on or about October 21, 1996. For the six-month period ended January 31, 1997, the Strategy Portfolio's total expenses (annualized) as a percentage of average net assets were 1.26%, 2.01%, 2.01% and 1.02% for Class A, Class B, Class C and Class Z shares, respectively.

    For the fiscal year ended July 31, 1996, total expenses stated as a percentage of average net assets of the Balanced Portfolio were 1.20%, 1.95%, 1.95% and .95% (annualized) for Class A, Class B, Class C and Class Z shares, respectively. For the six-month period ended January 31, 1997, the Balanced Portfolio's total expenses (annualized) as a percentage of average net assets were 1.14%, 1.89%, 1.89% and .89% for Class A, Class B, Class C and Class Z shares, respectively.

    Each Series' shareholder transaction expenses are shown below. Note that the Strategy Portfolio's and the Balanced Portfolio's Class A, Class B, Class C and Class Z shareholder transaction expenses are the same. THERE WILL NOT BE ANY SHAREHOLDER TRANSACTION FEE PAYABLE IN CONNECTION WITH THE REORGANIZATION.

                         FUND EXPENSES--PRO FORMA BASIS

                                                              STRATEGY PORTFOLIO AND BALANCED PORTFOLIO
                                             ---------------------------------------------------------------------------
                                               CLASS A           CLASS B                   CLASS C             CLASS Z
                                               SHARES             SHARES                   SHARES              SHARES
                                             -----------  ----------------------  -------------------------  -----------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
   (as a percentage of offering price).....      5%                None                     None                None
  Maximum Sales Load Imposed on Reinvested
   Dividends...............................     None               None                     None                None
  Maximum Deferred Sales Load (as a
   percentage of original purchase price or
   redemption proceeds, whichever is
   lower)..................................     None       5% during the first     1% on redemptions made       None
                                                          year, decreasing by 1%     within one year of
                                                          annually to 1% in the           purchase.
                                                          fifth and sixth years
                                                            and 0% the seventh
                                                                  year.*
  Redemption Fees..........................     None               None                     None                None
  Exchange Fee.............................     None               None                     None                None

--------------

*Class B shares will automatically convert to Class A shares approximately seven years after purchase.

    Set forth below is a comparison of the Series' operating expenses for Allocation Fund's fiscal year ended July 31, 1996. The ratios also are shown on a pro forma (estimated) combined basis, giving effect to the Reorganization. Following the Reorganization, the actual expense ratios of the Balanced Portfolio's shares are expected to be more favorable than those for the fiscal year ended July 31, 1996 and the six-month period ended January 31, 1997 because of the relatively larger size of the combined assets in the Balanced Portfolio and other cost savings from combining the Series.

                                               CLASS A SHARES                        CLASS B SHARES
ANNUAL FUND OPERATING EXPENSES       -----------------------------------   -----------------------------------
(AS A PERCENTAGE OF AVERAGE NET       STRATEGY    BALANCED    PRO FORMA     STRATEGY    BALANCED    PRO FORMA
ASSETS)                              PORTFOLIO    PORTFOLIO    COMBINED    PORTFOLIO    PORTFOLIO    COMBINED
-----------------------------------  ----------   ---------   ----------   ----------   ---------   ----------
Management Fees....................      .65%        .65%         .65%         .65%        .65%         .65%
12b-1 Fees (After Reduction).......      .25++       .25++        .25++       1.00        1.00         1.00
Other Expenses.....................      .37         .30          .28          .37         .30          .28
                                     ----------   ---------   ----------   ----------   ---------   ----------
Total Fund Operating Expenses......     1.27%       1.20%        1.18%        2.02%       1.95%        1.93%
                                     ----------   ---------   ----------   ----------   ---------   ----------
                                     ----------   ---------   ----------   ----------   ---------   ----------

                                               CLASS C SHARES                        CLASS Z SHARES+
ANNUAL FUND OPERATING EXPENSES       -----------------------------------   -----------------------------------
(AS A PERCENTAGE OF AVERAGE NET       STRATEGY    BALANCED    PRO FORMA     STRATEGY    BALANCED    PRO FORMA
ASSETS)                              PORTFOLIO    PORTFOLIO    COMBINED    PORTFOLIO    PORTFOLIO    COMBINED
-----------------------------------  ----------   ---------   ----------   ----------   ---------   ----------
Management Fees....................      .65%        .65%         .65%         N/A         .65%         .65%
12b-1 Fees (After Reduction).......     1.00        1.00         1.00          N/A        None         None
Other Expenses.....................      .37         .30          .28          N/A         .30          .28
                                     ----------   ---------   ----------   ----------   ---------   ----------
Total Fund Operating Expenses......     2.02%       1.95%        1.93%         N/A         .95%         .93%
                                     ----------   ---------   ----------   ----------   ---------   ----------
                                     ----------   ---------   ----------   ----------   ---------   ----------

------------------

 + The Balanced Portfolio commenced offering Class Z shares on March 1, 1996.
   The ratios for Class Z shares are based upon estimates of expenses expected to have been incurred if Class Z shares had been in existence throughout the fiscal year ended July 31, 1996. No Class Z shares of the Strategy Portfolio were outstanding during the fiscal year ended July 31, 1996.

++ Although the Class A Distribution and Service Plan provides that Allocation
   Fund may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A shares of each Series, Prudential Securities has agreed to limit its distribution fees with respect to the Class A shares of each Series to no more than .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending July 31, 1997. Total Fund Operating Expenses without such limitation would be 1.32% and 1.25% of the Strategy Portfolio and Balanced Portfolio, respectively.

    Set forth below is an example that shows the expenses that an investor in the combined Series would pay on a $1,000 investment, based upon the pro forma ratios set forth above.

EXAMPLE                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------  ------   -------   -------   --------
You would pay the following expenses on a $1,000
 investment, assuming (1) 5% annual return and (2)
 redemption at the end of each time period:
  Class A.............................................   $61       $86       $112      $186
  Class B.............................................   $70       $91       $114      $197
  Class C.............................................   $30       $61       $104      $225
  Class Z.............................................   $10       $30       $53       $117

                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                        ------   -------   -------   --------
You would pay the following expenses on the same
 investment, assuming no redemption:
  Class A.............................................   $61       $86       $112      $186
  Class B.............................................   $20       $61       $104      $197
  Class C.............................................   $20       $61       $104      $225
  Class Z.............................................   $10       $30       $53       $117

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist an investor in understanding the various types of costs and expenses that an investor in the combined Series will bear, whether directly or indirectly.

PURCHASES AND REDEMPTIONS

    Investors may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Series, through PMFS. The purchase price is the NAV next determined following receipt of an order by PMFS or PSI plus a sales charge which, at the investor's option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors without any sales charge. No sales charges will be imposed in connection with the Reorganization.

CLASS A SHARES

    The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined net asset value (NAV) plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                                                   SALES CHARGE AS    SALES CHARGE AS   DEALER CONCESSION
                                                                    PERCENTAGE OF      PERCENTAGE OF     AS PERCENTAGE OF
AMOUNT OF PURCHASE                                                  OFFERING PRICE    AMOUNT INVESTED     OFFERING PRICE
-----------------------------------------------------------------  ----------------  -----------------  ------------------
Less than $25,000................................................           5.00%              5.26%              4.75%
$25,000 to $49,999...............................................           4.50               4.71               4.25
$50,000 to $99,999...............................................           4.00               4.17               3.75
$100,000 to $249,999.............................................           3.25               3.36               3.00
$250,000 to $499,999.............................................           2.50               2.56               2.40
$500,000 to $999,999.............................................           2.00               2.04               1.90
$1,000,000 and above.............................................        None              None               None

    PSI may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act of 1933, as amended (Securities Act).

    In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), PIFM, PMFS or one of their affiliates will pay dealers, financial advisers and other persons that distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.

    REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of each Series and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares-- Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

    BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended (Internal Revenue Code) and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with PMFS or Prudential Securities and for which PMFS or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

    PRUARRAY AND SMARTPATH PLANS. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, including pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code that participate in the Transfer Agent's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan), provided that the plan has at least $1 million in existing assets or 250 eligible employees or participants. The term "existing assets" for this purpose includes stock issued by a PruArray or SmartPath Plan sponsor, shares of non-money market Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray or SmartPath Program (Participating Funds). "Existing assets" also include shares of money market funds acquired by exchange from a Participating Fund, monies invested in The Guaranteed Interest Account
(GIA), a group annuity insurance product issued by Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.

    PRUARRAY ASSOCIATION BENEFIT PLANS. Class A shares are also offered at net asset value to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at net asset value without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with Allocation Fund's transfer agent.

    PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at net asset value to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at net asset value by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to
(i) employees who open an IRA or Savings Accumulation Plan account with Allocation Fund's transfer agent and (ii) spouses of employees who open an IRA account with Allocation Fund's transfer agent. The program is offered to companies that have at least 250 eligible employees.

    SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan or PruArray or SmartPath Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

    OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,
(e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase. Investors must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of an investor's entitlement. No initial sales charges are imposed upon Class A shares purchased upon the reinvestment of dividends and distributions.

CLASS B AND CLASS C SHARES

    The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). PSI will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of Allocation Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. PSI anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. In connection with the sale of Class C shares, PSI will pay dealers, financial advisers and other persons that distribute Class C shares a commission of up to 1% of the purchase price at the time of the sale.

CLASS Z SHARES

    Class Z shares are available for purchase by (i) pension, profit sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which Allocation

Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets;
(ii) participants in any fee-based program or trust program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. (or any affiliate) which includes mutual funds as investment options and for which Allocation Fund is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available investment option; (iv) Benefit Plans for which Prudential Retirement Services serves as record keeper and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds, or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds; (v) current and former Directors/Trustees of the Prudential Mutual Funds (including Allocation Fund); and (vi) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares. There are no sales charges associated with the purchase or redemption of Class Z shares.

REDEMPTIONS--HOW TO SELL YOUR SHARES

    Shares of each Series may be redeemed at any time for cash at the NAV next determined after the redemption request is received in proper form by PMFS or Prudential Securities. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below.

    Redemption of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to the investor. The CDSC will be imposed on any redemption which reduces the current value of the investor's Class B or Class C shares to an amount which is lower than the amount of all payments by the investor for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of an investor's shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by PSI.

    The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

    The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement; (ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (I.E., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a

CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

    An investor must notify PMFS either directly or through Prudential Securities or Prusec, at the time of redemption, that he or she is entitled to waiver of the CDSC and provide PMFS with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of the investor's entitlement.

CONVERSION FEATURE--CLASS B SHARES

    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

    Since the Series track amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in the investor's account (ii) multiplied by the total number of Class B shares purchased and then held in the investor's account. Each time any Eligible Shares in the investor's account convert to Class A shares, all shares or amounts representing Class B shares then in the investor's account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares. Since annual distribution related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, the investor may receive fewer Class A shares than Class B shares converted.

    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

EXCHANGE PRIVILEGES

    Shareholders of each Series have an exchange privilege with certain other mutual funds for which PIFM serves as manager or administrator (Prudential Mutual Funds), including one or more specified money market funds, subject to the minimum investment requirements of such funds. Class A, Class B, Class C and Class Z shares of each Series may be exchanged for Class A, Class B, Class C and Class Z shares, respectively, of another Prudential Mutual Fund on the basis of their relative net asset value. No sales charge will be imposed at the time of the exchange. Any CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc.

    An exchange of shares of either Series for shares of another Prudential Mutual Fund is treated as a redemption of Series shares and purchase of the other fund's shares for tax purposes. Each Series' exchange privilege is not a right and may be suspended, modified or terminated at any time on sixty days' notice.

DIVIDENDS AND OTHER DISTRIBUTIONS

    Each Series pays dividends from net investment income, if any, quarterly and makes distributions at least annually of any net capital gains. Shareholders of both Series may receive dividends and other distributions in cash or in additional shares of their respective Series. A Strategy Portfolio shareholder will receive dividends and other distributions in additional shares of the Balanced Portfolio with respect to the Balanced Portfolio shares he or she receives pursuant to the Reorganization.

FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION

    Allocation Fund has received an opinion of Gardner, Carton & Douglas to the effect that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code. Accordingly, no gain or loss will be recognized to either Series on the transfer to the Balanced Portfolio of all of Strategy Portfolio's assets and the assumption of all of its liabilities, if any, or to shareholders of the Strategy Portfolio on the receipt of their respective Class A, Class B, Class C and Class Z shares of the Balanced Portfolio. The tax basis for such shares to be received by a Strategy Portfolio shareholder will be the same as the shareholder's tax basis for the shares of the Strategy Portfolio to be cancelled in exchange therefor. In addition, the holding period of the Balanced Portfolio shares to be received by a shareholder pursuant to the Reorganization will include the period during which the shares of the Strategy Portfolio to be cancelled in exchange therefor were held, provided the latter shares were held as capital assets by the shareholder on the date of the Reorganization. See "The Proposed Transaction-- Federal Income Tax Considerations" below. It should be noted that Allocation Fund has not sought a ruling from the Internal Revenue Service (IRS) on whether this transaction is a tax-free reorganization and the opinion of counsel from Gardner, Carton & Douglas is not binding on the IRS. If the IRS were to successfully assert that the proposed transaction is taxable, then the proposed transaction would be treated as a taxable sale of Strategy Portfolio's assets to Balanced Portfolio followed by the taxable liquidation of Strategy Portfolio, and shareholders of Strategy Portfolio would recognize gain or loss on the transaction.

                             PRINCIPAL RISK FACTORS

    Because the Series' investment objectives and policies are substantially similar and because the Series are managed by the same investment adviser, the Series will be subject to similar investment risks. For a more complete discussion of the risks attendant to an investment in each Series, please see pages 12 through 21 of the Allocation Fund Prospectus, which accompanies this Prospectus and Proxy Statement and is incorporated herein by reference.

SMALLER, FASTER GROWING COMPANIES

    Each Series may invest in the common stocks of smaller, faster growing companies. These equity securities will have more volatile market values and thus may be subject to a greater risk of decline in market value than equity securities of major, established corporations.

HIGH YIELD SECURITIES

    The Balanced Portfolio and the Strategy Portfolio may invest up to 10% and 25%, respectively, of their total assets in fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P (or a similar nationally recognized rating service) or in non-rated fixed-income securities of comparable quality in the opinion of the investment adviser. If approved by the Trustees at a meeting scheduled for May 21, 1997, the Balanced Portfolio may invest up to 25% of its total assets in fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P. Subsequent to its purchase by a Series, a fixed-income obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the investment portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. For a description of security ratings, see Appendix A to Allocation Fund's Prospectus.

    Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and also may be subject to price volatility due to such factors as interest rate sensitivity and the market perception of the creditworthiness of the issuer (market risk). Lower rated or unrated (I.E., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Securities rated BB or lower by S&P or Ba or lower by Moody's, commonly known as "junk bonds," generally are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

FOREIGN INVESTMENTS

    Each Series may invest up to 30% of its assets in securities of foreign companies and countries. Foreign securities involve additional risks and considerations not typically associated with investing in U.S. Government securities and securities of domestic issuers. Investments in obligations of foreign issuers may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions. In addition, there may be less publicly available information about foreign issuers than about domestic issuers and foreign issuers generally are not subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Investment in foreign securities also involves currency risk, I.E., the risk that shifts in foreign exchange rates may lessen the dollar value of international investments. In the event of a default with respect to any foreign debt obligations, it may be more difficult for each Series to obtain or enforce a judgment against the issuer of such securities.

HEDGING AND RETURN ENHANCEMENT ACTIVITIES

    Each Series also may engage in various portfolio strategies, including the purchase and sale of derivatives, for certain hedging and risk management purposes and to attempt to enhance return. These strategies include (1) the purchase and writing (I.E., sale) of put and call options on stocks and currencies, (2) the purchase and sale of futures contracts on interest-bearing securities, interest rate and financial indices and the purchase and sale of options thereon and (3) entering into forward foreign currency exchange contracts.

    Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Series would not be subject absent the use of these strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Series may leave the Series in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation, or even no correlation, between the price of options and futures contracts and options thereon and movements in the prices of the assets being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Series to purchase or sell a portfolio security at a time that otherwise would be favorable for them to do so, or the possible need for the Series to sell a portfolio security at a disadvantageous time, due to the need for the Series to maintain "cover" or to segregate securities in connection with hedging transactions.

REALIGNMENT OF INVESTMENT PORTFOLIO

    PIFM anticipates selling certain securities in the investment portfolio of the combined Fund following the consummation of the transaction. PIFM expects that such sale of such securities acquired from the Strategy Portfolio and the purchase of other securities may affect the aggregate amount of taxable gains and losses recognized by the Balanced Portfolio, as well as increase the amount of brokerage commissions paid by the Balanced Portfolio. Thus, the Reorganization may subject Strategy Portfolio shareholders to taxes and expenses to which they would not have been subject had the Reorganization not occurred.

                            THE PROPOSED TRANSACTION

AGREEMENT AND PLAN OF REORGANIZATION

    The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this Prospectus and Proxy Statement.

    The Plan contemplates (i) the Balanced Portfolio acquiring all of the assets of the Strategy Portfolio in exchange for Class A, Class B, Class C and Class Z shares, respectively, of the Balanced Portfolio and the assumption by the Balanced Portfolio of all of the Strategy Portfolio's liabilities, if any, as of the Closing Date, (ii) the constructive distribution on the Closing Date of such Class A, Class B, Class C and Class Z shares to the shareholders of the Strategy Portfolio and (iii) the termination of the Strategy Portfolio.

    The assets of the Strategy Portfolio to be acquired by the Balanced Portfolio will include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) and other property of any kind owned by the Strategy Portfolio and any deferred or prepaid expenses shown as assets on the books of the Strategy Portfolio on the Closing Date. The Balanced Portfolio will assume from the Strategy Portfolio all debts, liabilities, obligations and duties of the Strategy Portfolio of whatever kind or nature; provided, however, that the Strategy Portfolio will utilize its best efforts, to the extent practicable, to discharge all of its known debts, liabilities, obligations and duties prior to the Closing Date. The Balanced Portfolio will deliver to the Strategy Portfolio Class A, Class B, Class C and Class Z shares, respectively, of the Balanced Portfolio, which the Strategy Portfolio will then distribute to its Class A, Class B, Class C and Class Z shareholders, respectively.

    The value of the Strategy Portfolio's assets to be acquired and the amount of its liabilities to be assumed by the Balanced Portfolio and the net asset value of a Class A, Class B, Class C and Class Z share, respectively, of the Balanced Portfolio will be determined as of 4:15 p.m., New York time, on the Closing Date in accordance with the valuation procedures specified in the Allocation Fund's then-current Prospectus and Statement of Additional Information. Securities and other assets and liabilities for which market quotations are not readily available will be valued at fair value as determined in good faith under procedures established by Allocation Fund's Trustees.

    As soon as practicable after the Closing Date, the Strategy Portfolio will distribute PRO RATA to its shareholders of record, determined as of the close of business on the Closing Date, the Class A, Class B, Class C and Class Z shares, respectively, of the Balanced Portfolio received by the Strategy Portfolio in exchange for such shareholders' shares of the Strategy Portfolio. Such distribution will be accomplished by opening accounts on the books of the Balanced Portfolio in the names of the Strategy Portfolio shareholders and by transferring thereto Class A, Class B, Class C and Class Z shares, respectively of the Balanced Portfolio previously credited to the account of the Strategy Portfolio on those books. Each shareholder account shall be credited with the respective PRO RATA number of the Balanced Portfolio Class A, Class B, Class C and Class Z shares, respectively, due to the shareholder in whose name the account is established. Fractional shares of the Balanced Portfolio will be rounded to the third decimal place.

    Accordingly, every shareholder of the Strategy Portfolio will own Class A, Class B, Class C and Class Z shares, respectively, of the Balanced Portfolio immediately after the Reorganization that, except for rounding, will have a total value equal to the value of that shareholder's Class A, Class B, Class C and Class Z shares, respectively, of the Strategy Portfolio immediately prior to the Reorganization. Moreover, because Class A, Class B, Class C and Class Z shares of the Balanced Portfolio will be issued at net asset value in exchange for net assets of the Strategy Portfolio that, except for rounding, will have a value equal to the aggregate value of those shares, the net asset value per Class A, Class B, Class C and Class Z share, respectively, of the Balanced Portfolio will be unchanged. Thus, the Reorganization will not result in a dilution of the value of any shareholder account. However, as a result of the Reorganization, the percentage of ownership interest of each former Strategy Portfolio shareholder in the combined Series will be less than such shareholder's current percentage of ownership in the Strategy Portfolio because, while the shareholder will have the same dollar amount invested initially in the Balanced Portfolio that it had invested in the Strategy Portfolio, its investment will represent a smaller percentage of the combined net assets of the two Series.

    Any transfer taxes payable upon issuance of shares of the Balanced Portfolio in a name other than that of the registered holder of the shares on the books of the Strategy Portfolio as of the time of transfer shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of the Strategy Portfolio will continue to be its responsibility up to and including the Closing Date and such later date on which it is terminated.

    The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, some of which may be waived by Allocation Fund's Board. The Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Strategy Portfolio. In addition, the Plan may be amended in any mutually agreeable manner, except that subsequent to the Meeting no amendment may be made that would detrimentally affect the value of the Balanced Portfolio shares to be distributed.

REASONS FOR THE REORGANIZATION

    The Board of Allocation Fund, including a majority of its Independent Trustees, has determined that neither the interests of the Strategy Portfolio shareholders nor the interests of the Balanced Portfolio shareholders will be diluted as a result of the proposed Reorganization and that the proposed Reorganization is in the best interests of the Strategy Portfolio and the Balanced Portfolio.

    The reasons for the proposed Reorganization are summarized above under "Synopsis--Reasons for the Proposed Reorganization." The Trustees of Allocation Fund based their decision to approve the Plan on an inquiry into a number of factors, including the following:

        (1) the compatibility of the investment objectives, policies and restrictions of the Series;

        (2) the relative past and current growth in assets and investment performance and future prospects of each Series;

        (3) the anticipated effect of the Reorganization on the expense ratios of each Series;

        (4) the costs of the Reorganization, which will be paid for by each Series in proportion to its respective net asset level;

        (5) the tax consequences of the Reorganization to each Series and its shareholders; and

        (6) the potential benefits to the shareholders of each Series.

    If the Plan is not approved by the Strategy Portfolio shareholders, the Allocation Fund Trustees may consider other appropriate action, such as the liquidation of the Strategy Portfolio or a merger or other business combination with an investment company portfolio other than the Balanced Portfolio.

DESCRIPTION OF SECURITIES TO BE ISSUED

    Shares of the Balanced Portfolio will be issued to Strategy Portfolio shareholders on the Closing Date. The Balanced Portfolio is authorized to issue an unlimited number of Class A, Class B, Class C and Class Z shares, respectively, of beneficial interest, $.01 par value per share. Each share represents an equal and proportionate interest in the Balanced Portfolio with each other share of the same class. Shares entitle their holders to one vote per full share and fractional votes for fractional shares held. For further discussion of the Balanced Portfolio's shares, see "Synopsis--Structure of the Series" above.

FEDERAL INCOME TAX CONSIDERATIONS

    Allocation Fund has received an opinion from Gardner, Carton & Douglas, Allocation Fund's counsel, substantially to the effect that (1) for federal income tax purposes the Reorganization will constitute a "reorganization" within the meaning of Internal Revenue Code Section 368(a)(1)(C), and each Series will be "a party to a reorganization" within the meaning of Internal Revenue Code
Section 368(b); (2) no gain or loss will be recognized by the shareholders of the Strategy Portfolio upon receipt of the Balanced Portfolio shares solely in exchange for and in cancellation of the Strategy Portfolio shares of beneficial interest (Internal Revenue Code Section 354(a)(1)); (3) no gain or loss will be recognized to the Strategy Portfolio on the transfer of substantially all of its assets to the Balanced Portfolio solely in exchange for shares of the Balanced Portfolio and the assumption by the Balanced Portfolio of the liabilities, if any, of the Strategy Portfolio, and no gain or loss will be recognized to the Strategy Portfolio on the distribution of such shares to the Strategy Portfolio's shareholders in liquidation by terminating the Strategy Portfolio (Internal Revenue Code Sections 361(a) and 357(a)); (4) no gain or loss will be recognized to the Balanced Portfolio upon the receipt of the assets of the Strategy Portfolio solely in exchange for shares of the Balanced Portfolio and the assumption of the Strategy Portfolio's liabilities, if any (Internal Revenue Code Section 1032(a)); (5) the basis of the Strategy Portfolio assets in the hands of the Balanced Portfolio will be the same as the basis of such assets in the hands of the Strategy Portfolio immediately prior to the Reorganization (Internal Revenue Code Section 362(b)); (6) the holding period of the Strategy Portfolio assets in the hands of the Balanced Portfolio will include the period during which such assets were held by the Strategy Portfolio immediately prior to the Reorganization (Internal Revenue Code Section 1223(2)); (7) the basis of the Balanced Portfolio shares to be received by shareholders of the Strategy Portfolio will, in each instance, be the same as the basis of the shares of beneficial interest of Class A, Class B, Class C and Class Z of the Strategy Portfolio held by such shareholders and cancelled in the Reorganization (Internal Revenue Code Section 358(a)(1)); and (8) the holding period of the Balanced Portfolio shares to be received by the shareholders of the Strategy Portfolio will include the holding period of the shares of beneficial interest of the Strategy Portfolio cancelled pursuant to the Reorganization, provided that the Strategy Portfolio shares were held as capital assets on the date of the Reorganization (Internal Revenue Code Section 1223(1)).

    Shareholders of the Strategy Portfolio should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

CERTAIN INFORMATION ABOUT THE STRATEGY PORTFOLIO AND THE BALANCED PORTFOLIO

    ORGANIZATION. Allocation Fund is a Massachusetts business trust, and the rights of its shareholders are governed by Allocation Fund's Declaration of Trust and By-Laws and applicable Massachusetts law.

    CAPITALIZATION. Each Series is authorized to issue an unlimited number of shares of beneficial interest, par value $.01 per share. Each Series' shares currently are divided into four classes, designated Class A, Class B, Class C and Class Z.

    In addition, the Trustees of Allocation Fund may reclassify unissued shares to authorize additional classes and series of shares having terms and rights determined by the Board without shareholder approval.

    SHAREHOLDER MEETINGS AND VOTING RIGHTS. Generally, neither Series is required to hold annual meetings of its shareholders. Each Series is required to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee when requested in writing to do so by the holders of at least 10% of Allocation Fund's outstanding shares entitled to vote. In addition, each Series is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees holding office was elected by shareholders.

    Under Allocation Fund's Declaration of Trust, shareholders of the Series are entitled to vote only with respect to the following matters: (1) the election or removal of Trustees if a meeting is called for such purpose; (2) the adoption of any contract for which shareholder approval is required by the Investment Company Act; (3) any amendment of the Declaration of Trust, other than amendments to change Allocation Fund's name, to authorize additional series of shares, supply any omission or cure, or correct or supplement any ambiguity or defective or inconsistent provision contained therein; (4) any termination or reorganization of Allocation Fund to the extent and as provided in the Declaration of Trust; (5) a determination as to whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of Allocation Fund or its shareholders, to the same extent as the shareholders of a Massachusetts business corporation would be entitled to vote on such a determination; (6) with respect to any plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act; and (7) such additional matters relating to Allocation Fund as may be required by law, the Declaration of Trust, its By-Laws, or any registration of Allocation Fund with the SEC or any state securities commission, or as the Board may consider necessary or desirable. Allocation Fund shareholders also vote upon changes in fundamental investment policies or restrictions.

    Allocation Fund's Declaration of Trust provides that a "Majority Shareholder Vote" of Allocation Fund is required to decide any question. "Majority Shareholder Vote" means the vote of the holders of a majority of shares, which shall consist of: (i) a majority of shares represented in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum, as determined in accordance with the By-Laws, is present; (ii) a majority of shares issued and outstanding and entitled to vote when action is taken by written consent of shareholders; or (iii) a "majority of the outstanding voting securities," as that phrase is defined in the Investment Company Act, when action is taken by shareholders with respect to approval of an investment advisory or management contract or an underwriting or distribution agreement or continuance thereof.

    Allocation Fund's By-Laws provide that a majority of the outstanding shares shall constitute a quorum for the transaction of business at a shareholders' meeting.

    SHAREHOLDER LIABILITY. Under Massachusetts law, shareholders of the Strategy Portfolio and the Balanced Portfolio, under certain circumstances, could be held personally liable for Allocation Fund's obligations. However, Allocation Fund's Declaration of Trust disclaims shareholder liability for acts or obligations of Allocation Fund and requires that notice of such disclaimer be given in each note, bond, contract, order, agreement, obligation or instrument entered into or executed by Allocation Fund or its Trustees. The Declaration of Trust provides for indemnification out of Allocation Fund's property for all losses and expenses of any shareholder held personally liable for its obligations solely by reason of his or her being or having been an Allocation Fund shareholder and not because of his or her acts or omissions or some other reason. Thus, Allocation Fund considers the risk of a shareholder incurring financial loss on account of shareholder liability to be remote since it is limited to circumstances in which a disclaimer is inoperative or Allocation Fund itself would be unable to meet its obligations.

    LIABILITY AND INDEMNIFICATION OF TRUSTEES. Under Allocation Fund's Declaration of Trust, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by him or her in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee shall have been adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties.

    Under the Investment Company Act, a Trustee may not be protected against liability to a Fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties. The staff of the SEC interprets the Investment Company Act to require additional limits on indemnification of Trustees and officers.

    The foregoing is only a summary of certain characteristics of the Strategy Portfolio, the Balanced Portfolio, Massachusetts law and Allocation Fund's Declaration of Trust and By-Laws.

PRO FORMA CAPITALIZATION AND RATIOS

    The following table shows the capitalization of the Strategy Portfolio and the Balanced Portfolio as of December 31, 1996 and the pro forma combined capitalization of both Series as if the Reorganization had occured on that date.

                                          STRATEGY PORTFOLIO   BALANCED PORTFOLIO   PRO FORMA COMBINED
                                          ------------------   ------------------   ------------------
Net Assets (000)
  Class A...............................       $128,779             $309,599            $  438,378
  Class B...............................       $219,449             $429,214            $  648,663
  Class C...............................       $  1,110             $  4,801            $    5,911
  Class Z...............................             --             $112,355            $  112,355

Net Asset Value per share
  Class A...............................       $  12.27             $  12.55            $    12.55
  Class B...............................       $  12.19             $  12.50            $    12.50
  Class C...............................       $  12.19             $  12.50            $    12.50
  Class Z...............................       $  12.27             $  12.54            $    12.54

Shares Outstanding (000)
  Class A...............................         10,496               24,670                34,931
  Class B...............................         18,001               34,328                51,893
  Class C...............................             91                  384                   473
  Class Z...............................             --                8,959                 8,959

    The following table shows the ratio of expenses to average net assets and the ratio of net investment income to average net assets of the Strategy Portfolio and the Balanced Portfolio for the fiscal year ended July 31, 1996. Class Z shares of Balanced Portfolio were first publicly offered on March 1, 1996; Class Z shares of Strategy Portfolio were first publicly offered on October 21, 1996. The ratios also are shown on a pro forma combined basis, assuming the Reorganization occurs on or about July 11, 1997.

                                              CLASS A SHARES                     CLASS B SHARES
                                     --------------------------------   --------------------------------
                                     STRATEGY    BALANCED   PRO FORMA   STRATEGY    BALANCED   PRO FORMA
                                     PORTFOLIO   PORTFOLIO  COMBINED    PORTFOLIO   PORTFOLIO  COMBINED
                                     ---------   --------   ---------   ---------   --------   ---------
Ratio of expenses to average net
 assets............................    1.27%       1.20%      1.18%       2.02%       1.95%      1.93%
Ratio of net investment income to
 average net assets................    2.06%       2.53%      2.31%       1.31%       1.78%      1.56%

                                              CLASS C SHARES                     CLASS Z SHARES
                                     --------------------------------   --------------------------------
                                     STRATEGY    BALANCED   PRO FORMA   STRATEGY    BALANCED   PRO FORMA
                                     PORTFOLIO   PORTFOLIO  COMBINED    PORTFOLIO   PORTFOLIO  COMBINED
                                     ---------   --------   ---------   ---------   --------   ---------
Ratio of expenses to average net
 assets............................    2.02%       1.95%      1.93%        N/A         .95%       .93%
Ratio of net investment income to
 average net assets................    1.31%       1.78%      1.56%        N/A        2.72%      2.56%

                    INFORMATION ABOUT THE BALANCED PORTFOLIO

FINANCIAL INFORMATION

                              FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)

    For additional condensed financial information for the Balanced Portfolio, see "Financial Highlights" in Allocation Fund's Prospectus, which accompanies this Prospectus and Proxy Statement and is incorporated herein by reference. The following financial highlights contain selected data for a Class A, Class B, Class C and Class Z share outstanding, total return, ratios to average net assets and other supplemental data for the period presented.

                                              CLASS A            CLASS B            CLASS C            CLASS Z
                                          ----------------   ----------------   ----------------   ----------------
                                          SIX MONTHS ENDED   SIX MONTHS ENDED   SIX MONTHS ENDED   SIX MONTHS ENDED
                                          JANUARY 31, 1997   JANUARY 31, 1997   JANUARY 31, 1997   JANUARY 31, 1997
                                          ----------------   ----------------   ----------------   ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....     $  11.85           $  11.80           $  11.80           $  11.85
                                             --------           --------           --------           --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................          .16                .12                .12                .25
Net realized and unrealized gain on
 investment transactions................         1.73               1.72               1.72               1.66
                                             --------           --------           --------           --------
    Total from investment operations....         1.89               1.84               1.84               1.91
                                             --------           --------           --------           --------
LESS DISTRIBUTIONS:
Dividends from net investment income....        (.17)              (.12)              (.12)              (.19)
Distributions from net realized gains on
 investment and foreign currency
 transactions...........................        (.78)              (.78)              (.78)              (.78)
                                             --------           --------           --------           --------
    Total distributions.................        (.95)              (.90)              (.90)              (.97)
                                             --------           --------           --------           --------
Net asset value, end of period..........     $  12.79           $  12.74           $  12.74           $  12.79
                                             --------           --------           --------           --------
                                             --------           --------           --------           --------
TOTAL RETURN(b):........................        16.09%             15.73%             15.73%             16.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........     $311,255           $436,960           $  5,007           $115,843
Average net assets (000)................     $292,465           $439,228           $  4,453           $ 44,961
Ratios to average net assets:
  Expenses, including distribution
   fees.................................         1.14%(a)           1.89%(a)           1.89%(a)            .89%(a)
  Expenses, excluding distribution
   fees.................................          .89%(a)            .89%(a)            .89%(a)            .89%(a)
  Net investment income.................         2.58%(a)           1.83%(a)           1.84%(a)           5.07%(a)
Portfolio turnover rate.................           54%                54%                54%                54%
Average commission rate paid per
 share..................................     $  .0573           $  .0573           $  .0573           $  .0573

------------------------------

(a) Annualized.

(b) Total returns do not consider the effects of sales loads. Total returns are calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and include reinvestment of dividends and other distributions. Total returns for periods of less than a full year are not annualized.

GENERAL

    For a discussion of the organization, classification and sub-classification of the Balanced Portfolio, see "General Information" and "Fund Highlights" in the Allocation Fund Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

    For a discussion of the Balanced Portfolio's investment objective and policies and of risk factors associated with an investment in the Portfolio, see "How the Fund Invests" in the Allocation Fund Prospectus.

BOARD OF TRUSTEES

    For a discussion of the responsibilities of Allocation Fund's Board, see "How the Fund is Managed" in the Allocation Fund Prospectus.

MANAGER AND PORTFOLIO MANAGER

    For a discussion of Allocation Fund's manager and subadviser and the Balanced Portfolio's portfolio manager, see "How the Fund is Managed--Manager" in the Allocation Fund Prospectus.

PORTFOLIO TRANSACTIONS

    For a discussion of Allocation Fund's policy with respect to brokerage, see "How the Fund is Managed--Portfolio Transactions" in the Allocation Fund Prospectus.

PERFORMANCE

    For a discussion of the Balanced Portfolio's performance during the fiscal year ended July 31, 1996, see Appendix B hereto.

BALANCED PORTFOLIO SHARES

    For a discussion of the Balanced Portfolio Class A, Class B, Class C and Class Z shares, including voting rights and exchange rights, and how the shares may be purchased and redeemed, see "General Information," "Shareholder Guide" and "How the Fund is Managed" in the Allocation Fund Prospectus.

NET ASSET VALUE

    For a discussion of how the offering price of the Balanced Portfolio shares is determined, see "How the Fund Values its Shares" in the Allocation Fund Prospectus.

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS

    For a discussion of Allocation Fund's policy with respect to dividends and other distributions and the tax consequences of an investment in Class A, Class B, Class C or Class Z shares, see "Taxes, Dividends and Distributions" in the Allocation Fund Prospectus.

                    INFORMATION ABOUT THE STRATEGY PORTFOLIO

FINANCIAL INFORMATION

                              FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)

    For additional condensed financial information for the Strategy Portfolio, see "Financial Highlights" in the Allocation Fund Prospectus, which accompanies this Prospectus and Proxy Statement and is incorporated herein by reference. The following financial highlights contain selected data for a Class A, Class B, Class C and Class Z share outstanding, total return, ratios to average net assets and other supplemental data for the period presented.

                                                                                                       CLASS Z
                                              CLASS A            CLASS B            CLASS C        ----------------
                                          ----------------   ----------------   ----------------     OCTOBER 21,
                                          SIX MONTHS ENDED   SIX MONTHS ENDED   SIX MONTHS ENDED   1996(C) THROUGH
                                          JANUARY 31, 1997   JANUARY 31, 1997   JANUARY 31, 1997   JANUARY 31, 1997
                                          ----------------   ----------------   ----------------   ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....     $  12.04           $  11.96           $  11.96           $  12.97
                                             --------           --------           --------           --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................          .11                .07                .07                .08
Net realized and unrealized gain on
 investment and foreign currency
 transactions...........................         1.67               1.66               1.66                .73
                                             --------           --------           --------           --------
    Total from investment operations....         1.78               1.73               1.73                .81
                                             --------           --------           --------           --------
LESS DISTRIBUTIONS:
Dividends from net investment income....        (.12)              (.07)              (.07)              (.06)
Distributions from net realized gains on
 investment and foreign currency
 transactions...........................       (1.19)             (1.19)             (1.19)             (1.19)
                                             --------           --------           --------           --------
    Total distributions.................       (1.31)             (1.26)             (1.26)             (1.25)
                                             --------           --------           --------           --------
Net asset value, end of period..........     $  12.51           $  12.43           $  12.43           $  12.53
                                             --------           --------           --------           --------
                                             --------           --------           --------           --------
TOTAL RETURN(b):........................        14.99%             14.58%             14.58%              6.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........     $129,970           $220,553           $  1,123           $      5
Average net assets (000)................     $114,386           $235,394           $    971           $    968(d)
Ratios to average net assets:
  Expenses, including distribution
   fees.................................         1.26%(a)           2.01%(a)           2.01%(a)           1.02%(a)
  Expenses, excluding distribution
   fees.................................         1.01%(a)           1.01%(a)           1.01%(a)           1.02%(a)
  Net investment income.................         1.74%(a)           1.02%(a)            .99%(a)           2.17%(a)
Portfolio turnover rate.................           40%                40%                40%                40%
Average commission rate paid per
 share..................................     $  .0576           $  .0576           $  .0576           $  .0576

------------------------------

(a) Annualized.

(b) Total returns do not consider the effects of sales loads. Total returns are calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and include reinvestment of dividends and other distributions. Total returns for periods of less than a full year are not annualized.

(c) Commencement of offering of Class Z shares.

(d) Figures are actual and not rounded to the nearest thousand.

GENERAL

    For a discussion of the organization, classification and sub-classification of the Strategy Portfolio, see "General Information" and "Fund Highlights" in the Allocation Fund Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

    For a discussion of the Strategy Portfolio's investment objective and policies and of risk factors associated with an investment in the Portfolio, see "How the Fund Invests" in the Allocation Fund Prospectus.

BOARD OF TRUSTEES

    For a discussion of the responsibilities of Allocation Fund's Board, see "How the Fund is Managed" in the Allocation Fund Prospectus.

MANAGER AND PORTFOLIO MANAGER

    For a discussion of Allocation Fund's manager and subadviser and the Strategy Portfolio's portfolio manager, see "How the Fund is Managed--Manager" in the Allocation Fund Prospectus.

PORTFOLIO TRANSACTIONS

    For a discussion of Allocation Fund's policy with respect to brokerage, see "How the Fund is Managed--Portfolio Transactions" in the Allocation Fund Prospectus.

PERFORMANCE

    For a discussion of the Strategy Portfolio's performance during the fiscal year ended July 31, 1996, see Appendix C hereto.

STRATEGY PORTFOLIO SHARES

    For a discussion of the Strategy Portfolio Class A, Class B, Class C and Class Z shares, including voting rights and exchange rights, and how the shares may be purchased and redeemed, see "General Information," "Shareholder Guide" and "How the Fund is Managed" in the Allocation Fund Prospectus.

NET ASSET VALUE

    For a discussion of how the offering price of the Strategy Portfolio shares is determined, see "How the Fund Values its Shares" in the Allocation Fund Prospectus.

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS

    For a discussion of Allocation Fund's policy with respect to dividends and other distributions and the tax consequences of an investment in Class A, Class B, Class C or Class Z shares, see "Taxes, Dividends and Distributions" in the Allocation Fund Prospectus.

                                 MISCELLANEOUS

ADDITIONAL INFORMATION

    Allocation Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports and other information with the SEC. Reports and other information filed by Allocation Fund can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's regional offices in New York (7 World Trade Center, Suite 1300, New York, New York 10048) and Chicago (Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661-2511). Copies of such material also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

LEGAL MATTERS

    Certain legal matters in connection with the issuance of Balanced Portfolio shares as part of the Reorganization will be passed upon by Gardner, Carton & Douglas, counsel to Allocation Fund.

EXPERTS

    The audited financial statements of the Strategy Portfolio and the Balanced Portfolio, incorporated by reference herein or in the Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, to the extent indicated in its reports thereon, which are included in Allocation Fund's Annual Reports to Shareholders for the fiscal year ended July 31, 1996. The financial statements audited by Deloitte & Touche LLP have been incorporated by reference herein or in the Statement of Additional Information in reliance on its reports given as experts in auditing and accounting.

                               VOTING INFORMATION

    A majority of the shares of the Strategy Portfolio outstanding on April 4, 1997, represented in person or by proxy, must be present for the transaction of business at the Meeting. In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote all shares that they are entitled to vote for the proposed adjournment, unless directed to disapprove the proposal, in which case such shares will be voted against the proposed adjournment. Any questions as to an adjournment of the Meeting will be voted on by the persons named in the enclosed Proxy in the same manner that the Proxies are instructed to be voted. In the event that the Meeting is adjourned, the same procedures will apply at a later Meeting date.

    If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified on a proxy, the shares represented thereby will be voted for the proposal. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of Allocation Fund or by attendance at the Meeting. If a Proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the shares represented thereby, with respect to matters to be determined by a majority of the votes cast on such matters, will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matters.

    The close of business on April 4, 1997, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. On that date, the Strategy Portfolio had

11,031,908 Class A shares, 15,965,920 Class B shares, 97,989 Class C shares and 16,251 Class Z shares outstanding and entitled to vote. Each outstanding full share of the Strategy Portfolio will be entitled to one vote at the Meeting, and each outstanding fractional share of the Strategy Portfolio will be entitled to a proportionate fractional part of one vote. As of April 4, 1997, Trustees and officers of Allocation Fund, as a group, owned less than 1% of the Strategy Portfolio's outstanding shares and the Balanced Portfolio's outstanding shares, respectively. As of April 4, 1997, the following shareholders owned beneficially or of record 5% or more of the Balanced Portfolio's outstanding shares: Elsie I Hammond, TOD Bonnie Maret, Subject to STA TOD Rules-N.J., 6122 NE Upper Wood Rd, Lees Summit, MO 64064-2441, owned 29,817 Class C shares (approximately 7.7% of the outstanding Class C shares), Prudential Employee Savings Pl, Attn: Brian Perkins, 71 Hanover Road, Florham Park, NJ 07932-1502, owned 6,543,003 Class Z shares (approximately 70.8% of the outstanding Class Z shares) and Prudential Trust Co, FBO Pru-DC Trust Accounts, Attn: John Surdy, SD Scranton Office Park, Moosic, PA 18507-1774, owned 2,278,848 Class Z shares (approximately 24.6% of the outstanding Class Z shares). As of April 4, 1997, the following shareholder owned beneficially or of record 5% or more of the Strategy Portfolio's outstanding shares: E F Roth Family TR, U/A DTD 1-13-92, Mark J Roth & Kathryn Roth TTE, 1418 South 1st St, PO Box 774, Willmar, MN 56201-0774, owned 8,457 Class C shares (approximately 8.6% of the outstanding Class C shares).

    The expenses of the Reorganization and the solicitation of proxies will be borne by the Strategy Portfolio and the Balanced Portfolio in proportion to their respective assets and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to shareholders of the Strategy Portfolio. The solicitation of proxies will be largely by mail but may include telephonic, telegraphic or oral communication by regular employees of PIFM. This cost, including specified expenses, also will be borne by the Strategy Portfolio and the Balanced Portfolio in proportion to their respective assets.

                                 OTHER MATTERS

    No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders of the Strategy Portfolio arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Strategy Portfolio, taking into account all relevant circumstances.

                            SHAREHOLDERS' PROPOSALS

    Any Strategy Portfolio shareholder proposal intended to be presented at any subsequent meeting of the shareholders of the Strategy Portfolio must be received by Allocation Fund a reasonable time before the Board's solicitation relating to such meeting is made in order to be included in the Strategy Portfolio's Proxy Statement and form of Proxy relating to that meeting. In the event that the Plan is approved at this Meeting, it is not expected that there will be any future shareholder meetings of the Strategy Portfolio.

    It is the present intent of the Board of Allocation Fund not to hold annual meetings of shareholders unless the election of Trustees is required under the Investment Company Act nor to hold special meetings of shareholders unless required by the Investment Company Act or state law.

                                          S. JANE ROSE
                                            SECRETARY

Dated: May 12, 1997

                                   APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

    Agreement and Plan of Reorganization (Agreement) made as of the 9th day of May, 1997, by and between Prudential Allocation Fund (Strategy Portfolio) (Acquiree Fund) and Prudential Allocation Fund (Balanced Portfolio) (Acquiror
Fund) (collectively, the Funds and each individually, a Fund). Prudential Allocation Fund (Allocation Fund) is a Massachusetts business trust and maintains its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Shares of Allocation Fund are divided into Acquiror Fund and Acquiree Fund. Each Fund's shares are divided into four classes: Class A, Class B, Class C and Class Z shares.

    This Agreement is intended to be, and is adopted as, a plan of a reorganization pursuant to section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). The reorganization will comprise the transfer of all of the assets of Acquiree Fund in exchange solely for the Class A, Class B, Class C and Class Z shares of Acquiror Fund and Acquiror Fund's assumption of all of Acquiree Fund's liabilities, if any, and the constructive distribution, after the Closing Date hereinafter referred to, of such shares of Acquiror Fund to the shareholders of Acquiree Fund in termination of Acquiree Fund as provided herein, all upon the terms and conditions as hereinafter set forth. (The foregoing transactions are referred to herein as the Reorganization.)

    In consideration of the premises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:

    1. TRANSFER OF ASSETS OF ACQUIREE FUND IN EXCHANGE FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF ACQUIROR FUND AND ASSUMPTION OF LIABILITIES, IF ANY, AND TERMINATION OF ACQUIREE FUND.

         1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Acquiree Fund agrees to sell, assign, transfer and deliver its assets, as set forth in paragraph 1.2, to Acquiror Fund, and Acquiror Fund agrees (a) to issue and deliver to Acquiree Fund in exchange therefor the number of Class A, Class B, Class C and Class Z shares in Acquiror Fund determined by dividing the net asset value allocable to Class A, Class B, Class C and Class Z shares, respectively, of Acquiree Fund (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of a Class A, Class B, Class C and Class Z share of Acquiror Fund (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all of Acquiree Fund's liabilities, if any, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3 (Closing).

         1.2 The assets of Acquiree Fund to be acquired by Acquiror Fund shall include without limitation all cash, cash equivalents, securities, receivables (including interest and dividends receivable) and other property of any kind owned by Acquiree Fund and any deferred and prepaid expenses shown as assets on the books of Acquiree Fund on the closing date provided in paragraph 3.1 (Closing Date).

         1.3 Acquiror Fund will assume from Acquiree Fund all debts, liabilities, obligations and duties of Acquiree Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable as of the Closing Date, and whether or not specifically referred to in this Agreement; provided, however, that Acquiree Fund agrees to utilize its best efforts to discharge all of its known debts, liabilities, obligations and duties prior to the Closing Date.

         1.4 On or immediately prior to the Closing Date, Acquiree Fund will declare and pay to its shareholders of record dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of its investment company taxable income (computed without regard to any deduction for dividends paid), and realized net capital gains, if any, for all taxable years through its termination.

         1.5 On a date (Termination Date), as soon after the Closing Date as is conveniently practicable, Acquiree Fund will distribute PRO RATA to its shareholders of record, determined as of the close of business on the Closing Date, the shares of Acquiror Fund received by Acquiree Fund pursuant to paragraph 1.1 in exchange for their interest in Acquiree Fund. Such distribution will be accomplished by opening accounts on the books of Acquiror Fund in the names of Acquiree Fund shareholders and transferring thereto the shares credited to the account of Acquiree Fund on the books of Acquiror Fund. Each such shareholder account shall be credited with the respective PRO RATA number of Acquiror Fund shares due the shareholder in whose name the account is established. Fractional shares of Acquiror Fund shall be rounded to the third decimal place. Acquiror Fund shall not issue certificates representing its shares in connection with such distribution.

         1.6 Ownership of Acquiror Fund shares will be shown on the books of Allocation Fund's transfer agent. Shares of Acquiror Fund will be issued in the manner described in Acquiror Fund's then-current prospectus and statement of additional information.

         1.7 Any transfer taxes payable upon issuance of shares of Acquiror Fund in a name other than the registered holder of the shares on the books of Acquiree Fund as of the time of transfer thereof shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

         1.8 Any reporting responsibility with the Securities and Exchange Commission (SEC) or any state securities commission of Acquiree Fund is and shall remain the responsibility of Acquiree Fund up to and including the Termination Date.

         1.9 All books and records of Acquiree Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (Investment Company Act) and the rules and regulations thereunder, shall be available to Acquiror Fund from and after the Closing Date and shall be turned over to Acquiror Fund on or prior to the Termination Date.

         1.10 As soon as reasonably practicable after distribution of the Acquiror Fund shares pursuant to paragraph 1.5, Acquiree Fund shall be terminated as a series of Allocation Fund by filing with the Secretary of The Commonwealth of Massachusetts a Certificate of Termination terminating Acquiree Fund, and any further actions shall be taken in connection therewith as required by applicable law.

    2.  VALUATION

         2.1 The value of Acquiree Fund's assets and liabilities to be acquired and assumed, respectively, by Acquiror Fund shall be the net asset value of Acquiree Fund computed as of 4:15 p.m., New York time, on the Closing Date (such time and date being hereinafter called the Valuation Time), using the valuation procedures set forth in Acquiree Fund's then-current prospectus and statement of additional information.

         2.2 The net asset value of each Class A, Class B, Class C and Class Z share of Acquiror Fund shall be the net asset value per such share computed on a class-by-class basis as of the Valuation Time, using the valuation procedures set forth in Acquiror Fund's then-current prospectus and statement of additional information.

         2.3 All computations of net asset value shall be made by or under the direction of Prudential Investments Fund Management LLC (PIFM) in accordance with its regular practice as manager of Allocation Fund.

    3.  CLOSING AND CLOSING DATE

         3.1 Except as provided in paragraph 3.3, the date of the closing shall be July 11, 1997, or such later date as the parties may agree to (Closing
    Date). All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be at the office of Acquiror Fund or at such other place as the parties may agree.

         3.2 State Street Bank and Trust Company (State Street), as custodian for Acquiree Fund, shall deliver to Acquiror Fund at the Closing a certificate of an authorized officer of State Street stating that (a) Acquiree Fund's portfolio securities, cash and any other assets have been transferred in proper form to Acquiror Fund on the Closing Date and (b) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the transfer of portfolio securities.

         3.3 In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange (NYSE) or other primary exchange is closed to trading (other than prior to, or following the close of, trading on such exchange on a regular business day) or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the net assets of Acquiree Fund and of the net asset value per share of Acquiror Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

         3.4 Acquiree Fund shall deliver to Acquiror Fund on or prior to the Termination Date the names and addresses of Acquiree Fund's shareholders and the number of outstanding shares owned by each such shareholder, all as of the close of business on the Closing Date, certified by the Secretary or Assistant Secretary of Allocation Fund. Acquiror Fund shall issue and deliver at the Closing a confirmation or other evidence satisfactory to Acquiree Fund that shares of Acquiror Fund have been or will be credited to Acquiree Fund's account on the books of Acquiror Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    4.  REPRESENTATIONS AND WARRANTIES

         4.1  Acquiree Fund represents and warrants as follows:

             4.1.1 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Acquiree Fund or any of its properties or assets, except as previously disclosed in writing to Acquiror Fund. Acquiree Fund knows of no facts that might form the basis for the institution of such litigation, proceedings or investigation, and Acquiree Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

             4.1.2 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of Acquiree Fund at September 30, 1996 and for the year then ended have been audited by Deloitte & Touche LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of Acquiree Fund as of and for the period ended on such date, and there are no material known liabilities of Acquiree Fund (contingent or otherwise) not disclosed therein;

             4.1.3 Since September 30, 1996, there has not been any material adverse change in Acquiree Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Acquiree Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Acquiror Fund. For the purposes of this paragraph 4.1.3, a decline in net asset value or a decrease in the number of shares outstanding shall not constitute a material adverse change;

             4.1.4 At the date hereof and at the Closing Date, all federal and other tax returns and reports of Acquiree Fund required by law to have been filed on or before such dates shall have been timely filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of Acquiree Fund's knowledge, all federal or other taxes required to be shown on any such return or report have been shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

             4.1.5 Acquiree Fund is a "fund" as defined in section 851(h)(2) of the Internal Revenue Code; for each past taxable year since it commenced operations, Acquiree Fund (a) has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and will meet those requirements for the current taxable year and (b) has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed; and Acquiree Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Internal Revenue Code did not apply to it. Acquiree Fund's assets shall be invested at all times through the Closing Date in a manner that ensures compliance with the foregoing;

             4.1.6 All issued and outstanding shares of Acquiree Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of Acquiree Fund will, at the time of the Closing, be held in the names of the persons and in the amounts set forth in the list of shareholders submitted to Allocation Fund in accordance with the provisions of paragraph 3.4. Acquiree Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares, except for the Class B shares that have the conversion feature described in Acquiree Fund's current prospectus;

             4.1.7 At the Closing Date, Acquiree Fund will have good and marketable title to its assets to be transferred to Acquiror Fund pursuant to paragraph 1.1 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens, claims, charges or other encumbrances, and, upon delivery and payment for such assets, Acquiror Fund will acquire good and marketable title thereto;

             4.1.8 The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of Allocation Fund and by all necessary corporate action, other than shareholder approval, on the part of Acquiree Fund, and this Agreement constitutes a valid and binding obligation of Acquiree Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights and by general principles of equity. At the Closing Date, the performance of this Agreement shall have been duly authorized by all necessary action by Acquiree Fund's shareholders;

             4.1.9 The information furnished and to be furnished by Acquiree Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transaction contemplated hereby is and shall be accurate and complete in all material respects and is in compliance and shall comply in all material respects with applicable federal securities and other laws and regulations; and

             4.1.10 On the effective date of the registration statement filed with the SEC by Allocation Fund on Form N-14 relating to the shares of Acquiror Fund issuable thereunder, and any supplement or amendment thereto (Registration Statement), at the time of the meeting of the shareholders of Acquiree Fund and on the Closing Date, the Proxy Statement of Acquiree Fund and the Prospectus of Acquiror Fund to be included in the Registration Statement (collectively, Proxy Statement)

             (a) will comply in all material respects with the provisions of the Securities Act of 1933 (1933 Act), the Securities Exchange Act of 1934 (1934 Act) and the Investment Company Act and the rules and regulations thereunder and

             (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in light of the circumstances under which they were made or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4.1.10 shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information furnished by Acquiror Fund for use therein.

         4.2  Acquiror Fund represents and warrants as follows:

             4.2.1 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Acquiror Fund or any of its properties or assets, except as previously disclosed in writing to Acquiree Fund. Acquiror Fund knows of no facts that might form the basis for the institution of such litigation, proceedings or investigation, and Acquiror Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

             4.2.2 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of Acquiror Fund at September 30, 1996 and for the fiscal year then ended have been audited by Deloitte & Touche LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of Acquiror Fund as of and for the period ended on such date, and there are no material known liabilities of Acquiror Fund (contingent or otherwise) not disclosed therein;

             4.2.3 Since September 30, 1996, there has not been any material adverse change in Acquiror Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Acquiror Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Acquiree Fund. For the purposes of this paragraph 4.2.3, a decline in net asset value or a decrease in the number of shares outstanding shall not constitute a material adverse change;

             4.2.4 At the date hereof and at the Closing Date, all federal and other tax returns and reports of Acquiror Fund required by law to have been filed on or before such dates shall have been timely filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of Acquiror Fund's knowledge, all federal or other taxes required to be shown on any such return or report are shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

             4.2.5 Acquiror Fund is a "fund" as defined in section 851(h)(2) of the Internal Revenue Code; for each past taxable year since it commenced operations, Acquiror Fund (a) has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and will meet those requirements for the current taxable year and (b) has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed; and Acquiror Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Internal Revenue Code did not apply to it. Acquiror Fund's assets shall be invested at all times through the Closing Date in a manner that ensures compliance with the foregoing;

             4.2.6 All issued and outstanding shares of Acquiror Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. Except as contemplated by this Agreement, Acquiror Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares except for the Class B shares that have the conversion feature described in Acquiror Fund's current prospectus;

             4.2.7 The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of Allocation Fund and by all necessary corporate action on the part of Acquiror Fund, and this Agreement constitutes a valid and binding obligation of Acquiror Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights and by general principles of equity;

             4.2.8 The shares of Acquiror Fund to be issued and delivered to Acquiree Fund pursuant to this Agreement will, at the Closing Date, have been duly authorized and, when issued and delivered as provided in this Agreement, will be duly and validly issued and outstanding shares of Acquiror Fund, fully paid and non-assessable, except to the extent that under Massachusetts law shareholders of a business trust may, under certain circumstances, be held personally liable for its obligations, and no shareholder of Acquiror Fund has any pre-emptive right to subscribe therefor or purchase such shares;

             4.2.9 The information furnished and to be furnished by Acquiree Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transaction contemplated hereby is and shall be accurate and complete in all material respects and is in compliance and shall comply in all material respects with applicable federal securities and other laws and regulations; and

             4.2.10 On the effective date of the Registration Statement, at the time of the meeting of the shareholders of Acquiree Fund and on the Closing Date, the Proxy Statement (a) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the Investment Company Act and the rules and regulations thereunder and (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in light of the circumstances under which they were made or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4.2.10 shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information furnished by Acquiree Fund for use therein.

    5.  COVENANTS

         5.1 Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by the normal operations of the Funds, except as may otherwise be required by paragraph 1.4 hereof; provided that Acquiree Fund shall not dispose of more than an insignificant portion of its historic business assets during such period without Acquiror Fund's prior consent.

         5.2 Acquiree Fund covenants to call a meeting of Acquiree Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (including the determinations of Allocation Fund's Trustees as set forth in Rule 17a-8(a) under the Investment Company Act).

         5.3 Acquiree Fund covenants that Acquiror Fund shares to be received by Acquiree Fund in accordance herewith are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4 Acquiree Fund covenants that it will assist Acquiror Fund in obtaining such information as Acquiror Fund reasonably requests concerning the beneficial ownership of Acquiree Fund's shares.

         5.5 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action, and will do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.6 Acquiree Fund covenants to prepare the Proxy Statement in compliance with the 1934 Act, the Investment Company Act and the rules and regulations under each such act.

         5.7 Acquiree Fund covenants that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as Acquiror Fund may deem necessary or desirable in order to vest in and confirm to Acquiror Fund title to and possession of all the assets of Acquiree Fund to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

         5.8 Acquiror Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the Investment Company Act (including the determinations of Allocation Fund's Trustees as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

         5.9 Acquiror Fund covenants that it will, from time to time, as and when requested by Acquiree Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take and cause to be taken such further action, as Acquiree Fund may deem necessary or desirable in order to (a) vest in and confirm to Acquiree Fund title to and possession of all the shares of Acquiror Fund to be transferred to Acquiree Fund pursuant to this Agreement and (b) assume all of Acquiree Fund's liabilities in accordance with this Agreement.

    6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIREE FUND

    The obligations of Acquiree Fund to consummate the transactions provided for herein shall be subject to the performance by Acquiror Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

         6.1 All representations and warranties of Acquiror Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

         6.3 Acquiree Fund shall have received on the Closing Date a favorable opinion from Sullivan & Worcester LLP, special counsel to Acquiror Fund, dated as of the Closing Date, to the effect that:

             6.3.1 Allocation Fund is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power under its Declaration of Trust to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted, and Acquiror Fund has been duly established in accordance with the terms of Allocation Fund's Declaration of Trust;

             6.3.2 This Agreement has been duly authorized, executed and delivered by Acquiror Fund and, assuming due authorization, execution and delivery of this Agreement by Acquiree Fund, is a valid and binding obligation of Acquiror Fund enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is sought in a proceeding at law or in equity), and further subject to the qualifications set forth in the next succeeding sentence. Such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of New York law to govern this Agreement;

             6.3.3 The shares of Acquiror Fund to be distributed to Acquiree Fund shareholders under this Agreement, assuming their due authorization and delivery as contemplated by this Agreement, will be validly issued and outstanding and fully paid and non-assessable, except to the extent that under Massachusetts law shareholders of a business trust may, under certain circumstances, be held personally liable for its obligations, and no shareholder of Acquiror Fund has any pre-emptive right to subscribe therefor or purchase such shares;

             6.3.4 The execution and delivery of this Agreement did not, and the performance by Acquiror Fund of its obligations hereunder will not,
       (a) violate Allocation Fund's Declaration of Trust or By-Laws or (b) result in a default or a breach of (i) the Management Agreement dated

       March 1, 1988 between Allocation Fund and PIFM, (ii) the Custodian Agreement dated February 16, 1990 between Allocation Fund and State Street, (iii) the Restated Distribution Agreement dated May 8, 1996 between Allocation Fund and Prudential Securities Incorporated and (iv) the Transfer Agency and Service Agreement dated January 1, 1988 between Allocation Fund and Prudential Mutual Fund Services, Inc.; provided, however, that such counsel may state that they express no opinion with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; provided further that insofar as performance by Acquiror Fund of its obligations under this Agreement is concerned, such counsel may state that they express no opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

             6.3.5 To the knowledge of such counsel (without any independent inquiry or investigation), no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by Acquiror Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act and such as may be required under state Blue Sky or securities laws;

             6.3.6 Allocation Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

             6.3.7 To the knowledge of such counsel (without any independent inquiry or investigation), (a) no material litigation or administration proceeding or investigation of or before any court or governmental body is presently pending or threatened against Allocation Fund (with respect to Acquiror Fund) or any of its properties or assets distributable or allocable to Acquiror Fund, and (b) Acquiror Fund is not a party to or subject to the provision of any order, decree or judgment of any court or governmental body that materially and adversely affects its business, except as otherwise disclosed.

    In rendering such opinion, such counsel may state that insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of Allocation Fund and certificates of public officials. As to matters of Massachusetts law, such counsel may rely upon opinions of Massachusetts counsel, in which case the opinion shall state that both such counsel and Acquiree Fund are justified in so relying. In rendering such opinion, such counsel also may (a) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (b) limit such opinion to applicable federal and state law and (c) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

    7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIROR FUND

    The obligations of Acquiror Fund to complete the transactions provided for herein shall be subject to the performance by Acquiree Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

         7.1 All representations and warranties of Acquiree Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

         7.2 Acquiree Fund shall have delivered to Acquiror Fund on the Closing Date a statement of Acquiree Fund's assets and liabilities, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied, together with a list of Acquiree Fund's portfolio securities showing the adjusted tax bases of such securities by lot, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of Allocation Fund.

         7.4 On or immediately prior to the Closing Date, Acquiree Fund shall have declared and paid to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of its investment company taxable income (computed without regard to any deduction for dividends paid), and realized net capital gain, if any, for all taxable years through its liquidation.

         7.5 Acquiror Fund shall have received on the Closing Date a favorable opinion from Gardner, Carton & Douglas, counsel to Acquiree Fund, dated as of the Closing Date, to the effect that:

             7.5.1 Allocation Fund is a business trust duly organized and validly existing under the laws of the State of Massachusetts, with power under its Declaration of Trust to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted, and Acquiree Fund has been duly established in accordance with the terms of Allocation Fund's Declaration of Trust;

             7.5.2 This Agreement has been duly authorized, executed and delivered by Acquiree Fund and, assuming due authorization, execution and delivery of this Agreement by Acquiror Fund, is a valid and binding obligation of Acquiree Fund enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is sought in a proceeding at law or in equity), and further subject to the qualifications set forth in the next succeeding sentence. Such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of New York law to govern this Agreement;

             7.5.3 The execution and delivery of the Agreement did not, and the performance by Acquiree Fund of its obligations hereunder will not, (a) violate Allocation Fund's Declaration of Trust or By-Laws or (b) result in a default or a breach of (i) the Management Agreement dated March 1, 1988 between Allocation Fund and PIFM, (ii) the Custodian Agreement dated January 1, 1988 between Allocation Fund and State Street, (iii) the Restated Distribution Agreement dated May 8, 1996 between Allocation Fund and Prudential Securities Incorporated, and (iv) the Transfer Agency and Service Agreement, dated January 1, 1988 between Allocation Fund and Prudential Mutual Fund Services, Inc.; provided, however, that such counsel may state that they express no opinion with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; provided further that insofar as performance by Acquiree Fund of its obligations under this Agreement is concerned, such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

             7.5.4 All regulatory consents, authorizations and approvals required to be obtained by Acquiree Fund under the federal laws of the United States and under Massachusetts law for the consummation of the transactions contemplated by this Agreement have been obtained;

             7.5.5 Such counsel knows of no litigation or any governmental proceeding instituted or threatened against Acquiree Fund that would be required to be disclosed in the Registration Statement and is not so disclosed;

             7.5.6 Allocation Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

             7.5.7 To the knowledge of such counsel (without any independent inquiry or investigation), (a) no material litigation or administration proceeding or investigation of or before any court or governmental body is presently pending or threatened against Allocation Fund (with respect to Acquiree Fund) or any of its properties or assets distributable or allocable to Acquiree Fund, and (b) Acquiree Fund is not a party to or subject to the provision of any order, decree or judgment of any court or governmental body that materially and adversely affects its business, except as otherwise disclosed.

    In rendering such opinion, such counsel may state that insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of Allocation Fund and certificates of public officials. In rendering such opinion, such counsel also may (a) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (b) limit such opinion to applicable federal and state law and (c) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

    8.  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUNDS

    The obligations of each Fund hereunder are subject to the further conditions that on or before the Closing Date:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of (a) the Trustees of Allocation Fund as to the determinations set forth in Rule 17a-8(a) under the Investment Company Act, (b) the Trustees of Allocation Fund as to the assumption by Acquiror Fund of the liabilities of Acquiree Fund and (c) the holders of the outstanding shares of Acquiree Fund in accordance with the provisions of Allocation Fund's Declaration of Trust, and certified copies of the resolutions evidencing such approvals shall have been delivered to Acquiror Fund.

         8.2 Any proposed change to Acquiror Fund's operations that may be approved by the Trustees of Allocation Fund subsequent to the date of this Agreement but in connection with and as a condition to implementing the transaction contemplated by this Agreement, for which the approval of Acquiror Fund's shareholders is required pursuant to the Investment Company Act or otherwise, shall have been approved by the requisite vote of the holders of the outstanding shares of Acquiror Fund in accordance with the Investment Company Act and the provisions of Allocation Fund's Declaration of Trust, and certified copies of the resolution evidencing such approval shall have been delivered to Acquiree Fund.

         8.3 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transaction contemplated herein.

         8.4 All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including "no-action" positions of such authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either party hereto may for itself waive any part of this condition.

         8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding under the 1933 Act for that purpose shall have been instituted or be pending, threatened or contemplated. In addition, the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the Investment Company Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the Investment Company Act.

         8.6 The Funds shall have received on or before the Closing Date an opinion of Gardner, Carton & Douglas, satisfactory to each Fund, substantially to the effect that for federal income tax purposes:

             8.6.1 For federal income tax purposes the Reorganization will constitute a "reorganization" within the meaning of Internal Revenue Code
       Section 368(a)(1)(C), and Acquiree Fund and Acquiror Fund will each be "a party to a reorganization" within the meaning of Internal Revenue Code
       Section 368(b);

             8.6.2 No gain or loss will be recognized by the shareholders of Acquiree Fund upon receipt of Acquiror Fund shares solely in exchange for and in cancellation of Acquiree Fund shares of beneficial interest;

             8.6.3 No gain or loss will be recognized to Acquiree Fund on the transfer of substantially all of its assets to Acquiror Fund solely in exchange for shares of Acquiror Fund and the assumption by Acquiror Fund of the liabilities, if any, of Acquiree Fund, and no gain or loss will be recognized to Acquiree Fund on the distribution of such shares to Acquiree Fund's shareholders in liquidation by terminating Acquiree Fund;

             8.6.4 No gain or loss will be recognized to Acquiror Fund upon the receipt of the assets of Acquiree Fund solely in exchange for shares of Acquiror Fund and the assumption of Acquiree Fund's liabilities, if any;

             8.6.5 The basis of Acquiree Fund assets in the hands of Acquiror Fund will be the same as the basis of such assets in the hands of Acquiree Fund immediately prior to the Reorganization;

             8.6.6 The holding period of Acquiree Fund assets in the hands of Acquiror Fund will include the period during which such assets were held by Acquiree Fund immediately prior to the Reorganization;

             8.6.7 The basis of Acquiror Fund shares to be received by shareholders of Acquiree Fund will, in each instance, be the same as the basis of the shares of beneficial interest of Class A, Class B, Class C and Class Z of Acquiree Fund held by such shareholders and cancelled in the Reorganization; and

             8.6.8 The holding period of Acquiror Fund shares to be received by the shareholders of Acquiree Fund will include the holding period of the shares of beneficial interest of Acquiree Fund cancelled pursuant to the Reorganization, provided that Acquiree Fund shares were held as capital assets on the date of the Reorganization.

    In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 3.4.

    9.  FINDER'S FEES AND EXPENSES

         9.1 Each Fund represents and warrants to the other that there are no finder's fees payable in connection with the transactions provided for herein.

         9.2 The expenses incurred in connection with entering into and carrying out the provisions of this Agreement shall be allocated to the Funds PRO RATA in a fair and equitable manner in proportion to their respective assets.

    10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 This Agreement constitutes the entire agreement between the Funds.

         10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

    11.  TERMINATION

    Either Fund may at its option terminate this Agreement at or prior to the Closing Date because of:

         11.1 A material breach by the other of any representation, warranty or covenant contained herein to be performed at or prior to the Closing Date; or

         11.2 A condition herein expressed to be precedent to the obligations of either party not having been met and it reasonably appearing that it will not or cannot be met; or

         11.3 A mutual written agreement of the Funds.

    In the event of any such termination, there shall be no liability for damages on the part of either Fund (other than the liability of the Funds to pay their allocated expenses pursuant to paragraph 9.2) or any Trustee or officer of either Fund.

    12.  AMENDMENT

    This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the Acquiree Fund's shareholders' meeting called by Allocation Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of shares of Acquiror Fund to be distributed to Acquiree Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

    13.  NOTICES

    Any notice, report, demand or other communication to either party required or permitted by any provision of this Agreement shall be in writing and shall be given by hand delivery, or prepaid certified mail or overnight service, addressed to such party c/o Prudential Investments Fund Management LLC, Gateway Center Three, Newark, New Jersey 07102, Attention: Marguerite E. H. Morrison.

    14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

         14.1 The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

         14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

         14.4 This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

    15.  MISCELLANEOUS

    The Trustees of Allocation Fund have authorized the execution of this Agreement in their capacity as Trustees and not individually, and neither the shareholders nor the Trustees nor any officer, employee, representative or agent of Allocation Fund shall be personally liable upon, nor shall resort be had to their private property for the satisfaction of, obligations given, executed or delivered on behalf of or by Allocation Fund, the shareholders of Allocation Fund shall not be personally liable hereunder, and Acquiree Fund shall look solely to the property of Acquiror Fund for the satisfaction of any claim hereunder.

    IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its President or Vice President.

                                          PRUDENTIAL ALLOCATION FUND,
                                            on behalf of its series, Strategy
                                          Portfolio

                                          By: /s/ RICHARD A. REDEKER
                                            ------------------------------------

                                              Richard A. Redeker

                                              President

                                          PRUDENTIAL ALLOCATION FUND
                                            on behalf of its series, Balanced
                                          Portfolio

                                          By: /s/ SUSAN C. COTE
                                            ------------------------------------

                                              Susan C. Cote

                                              Vice President

                                   APPENDIX B
                           PERFORMANCE INFORMATION

PRUDENTIAL ALLOCATION FUND:
BALANCED PORTFOLIO

PERFORMANCE AT A GLANCE

U.S. stock and bond prices climbed over the six months ending January 31, 1997, as corporate profits rose, interest rates fell, and inflation remained stable. The stock market was exceptional, as the Dow Jones Industrial Average first broke through 6000 and then approached 7000 (only to surpass it in February). Your Prudential Allocation Fund: Balanced Portfolio delivered an excellent performance, returning about 16% over the six months, well ahead of the average balanced fund measured by Lipper Analytical Services. The Portfolio's strong return was the result of its emphasis on technology and financial stocks, the same sectors that led the market higher.

CUMULATIVE TOTAL RETURNS(1)                                        AS OF 1/31/97
--------------------------------------------------------------------------------
                                    SIX       ONE      FIVE         SINCE
                                  MONTHS     YEAR      YEARS    INCEPTION(2)
--------------------------------------------------------------------------------
CLASS A                            16.1%     16.4%     68.4%       118.7%
CLASS B                            15.7      15.6      62.1        129.5
CLASS C                            15.7      15.6       N/A         35.5
CLASS Z                            16.2       N/A       N/A         14.8
LIPPER BALANCED PORT. AVG.(3)      14.2      14.8      72.8           **


AVERAGE ANNUAL TOTAL RETURNS(1)                                   AS OF 12/31/96
--------------------------------------------------------------------------------
                                              ONE      FIVE         SINCE
                                             YEAR      YEARS    INCEPTION(2)
--------------------------------------------------------------------------------
CLASS A                                      16.6%     10.4%        11.6%
CLASS B                                      15.7       9.6          9.1
CLASS C                                      15.7       N/A         12.5

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares and a declining contingent deferred sales charge of 5%, 4%, 3%, 2%, 1% and 1% over six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares after approximately seven years. Class Z shares are not subject to a sales charge or a distribution and/or service fee. Since Class Z shares have been in existence less than one year, no average annual returns are shown.

(2) Inception dates: 1/22/90 Class A; 9/15/87 Class B; 8/1/94 Class C; 3/1/96
Class Z.

(3) Lipper average returns are for 305 funds for six months, 282 funds for one year and 77 funds for five years.

** The Lipper Since Inception category return for Class A shares is 126.5%, which includes 58 funds; for Class B is 158.8% for 40 funds; for Class C is 46.0% for 193 funds and for Class Z is 14.3% for 286 funds.


                            HOW INVESTMENTS COMPARED.
                                 (AS OF 1/31/97)

     12-Month Total Returns
     20-Year Average Annual Total Returns

                                    [GRAPH]

             U.S.          GENERAL        GENERAL         U.S.
            GROWTH          BOND         MUNI DEBT       TAXABLE
             FUNDS          FUNDS         FUNDS        MONEY FUNDS

SOURCE: LIPPER ANALYTICAL SERVICES. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. GROWTH FUNDS will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other invest-ments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

GENERAL BOND FUNDS provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

GENERAL MUNICIPAL DEBT FUNDS invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

MONEY MARKET FUNDS attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

GROWTH ORIENTED.

PORTFOLIO MANAGER GREG GOLDBERG IS A GROWTH-ORIENTED INVESTOR WHO REVIEWS COMPANY FINANCIAL STATEMENTS TO FIND STOCKS WITH ABOVE-AVERAGE GROWTH AND EARNINGS POTENTIAL. WHEN BUYING BONDS, HE SEEKS INVESTMENTS WITH ATTRACTIVE TOTAL RETURNS THAT MAY BE UNDERVALUED WHEN THEIR PRICES AND YIELDS TO MATURITY ARE COMPARED WITH THE REST OF THE MARKET.

GREG GOLDBERG, FUND MANAGER

[PHOTO]

PORTFOLIO MANAGER'S REPORT

The Balanced Portfolio invests in a diversified portfolio of stocks, bonds and money market instruments. The Portfolio invests in stocks and bonds of larger, more mature companies, plus some smaller, faster growing companies. The Portfolio may invest up to 10% of its assets in bonds rated below investment grade, commonly known as junk bonds, which are subject to greater credit risk. There can be no assurance that the Portfolio's investment objective will be achieved.

STRATEGY SESSION

WHEN BIG GETS TOO BIG.

We like to purchase growth stocks. But we don't like to pay high prices. As the Dow Jones Industrial Average hit 6000 last fall, and Federal Reserve Chairman Alan Greenspan warned of "irrational exuberance" in the stock market, we intensified our search for growth at a reasonable price. Since Thanksgiving, we've been finding opportunities in smaller and medium-sized companies that have been priced more attractively than large companies. In fact, these small- to medium-sized companies have significantly underperformed larger companies now for the last three years.

WE'VE TAKEN PROFITS.

As a result, we've taken profits in some of our larger company stocks and increased our holdings in small- to medium-sized companies (those whose total market worth is less than $5 billion). For example, we trimmed our holdings in Microsoft, and added to our holdings like Weatherford Enterra and other oil service industry stocks.

We must say we haven't been immediately successful. Some of these small company stocks have had a difficult time in 1997. (Oil service industry stocks fell as much as 20% early this year). But we suspect that the market will come around to our way of thinking sometime this year. We believe the prices of the largest stocks -- sometimes called the "Nifty 50" -- are just too expensive.

This change in focus toward the smaller stocks is our most significant change in strategy over the past six months. Our asset allocation has varied only slightly -- we trimmed our stock holdings somewhat and raised a little cash. Our targeted asset allocation is 55% in stocks, 35% in bonds, and 10% in cash, but that may vary by as much as 5 percentage points in either direction for any of the three.



                              INVESTMENT ALLOCATION
                              SIX-MONTH COMPARISONS
                               BALANCED PORTFOLIO


            1/31/97        7/31/96        1/31/96

STOCKS*       58%            61%            63%
BONDS         32%            33%            29%
CASH          10%             6%             8%


Expressed as a percentage of total net assets on the dates above.
* Includes convertible securities.

FIVE LARGEST HOLDINGS.
2.0% NOVARTIS AG Pharmaceuticals
1.9% FNMA Financial Services
1.8% UNIPHASE CORP. Electronics
1.8% CITICORP Financial Services
1.7% ADC TELECOM Telecommunications

Expressed as a percentage of total net assets as of 1/31/97.

WHAT WENT WELL.

TECH & FINANCE.

We're bottom-up investors, not top-down -- we look for opportunities in specific companies, not broad industries. We're glad that we found most of these in technology and financial services, because these sectors led the market over the last six months. As a percentage of our total assets in stocks, we held 29% in technology -- twice as much as the market as a whole, and 19% in financial stocks -- one and a half times as much as the market.

In 1996, the big technology stocks were tops. Names like Intel, Microsoft and IBM led the sector. In the last six months, all technology stocks rose 42%, as measured by the S&P. Our top performing holding was Intel, which rose 116% during the past six months.

Financial stocks rose nearly 36% over the same time, as interest rates fell, profits remained strong and mergers and acquisitions helped. Among our best-performing holdings was Travelers Group, which rose nearly 67%.

ENERGY & HEALTH.

Energy was the third best performing sector during the reporting period, rising 24%, as the price of crude oil climbed to its highest levels since the Gulf War. Our oil services stocks did exceptionally well, with Weatherford Enterra rising 47% during the six months, BJ Services up 40% and Smith International climbing 36%.

We also did well in health care, led by our position in Aetna, the last of the major insurance companies to enter the Health Maintenance Organization business, by acquiring U.S. Healthcare. Aetna stock rose by nearly 37% during the six months.

AND NOT SO WELL.

TECH TROUBLE.

While technology stocks have been rewarding (they've risen 83% in the last two years), it's never been easy to own the right ones at the right time. While we did well with our technology holdings over the last six months, we could have done better. After some of our large company stocks ran up as high as they did (Intel rose 116%), we started to sell some, thinking that smaller company stocks held more potential. We wish we hadn't sold so soon.

One of our holdings, Uniphase, is a small company that makes laser systems. It rose 68%. We thought we found other small to mid-sized companies that would perform well. In the short-term, we were wrong. Instead, Uniphase was more an aberration than a trend, as investors continued to favor liquidity -- owning larger companies whose stock can be sold much more quickly and easily than those of the smaller companies.

LOOKING AHEAD.

We've positioned the Fund to take advantage of a surge in demand for oil and renewed strength in small and medium-sized company stocks in a number of industries. To date, 1997 hasn't been cooperative.

There was a sizable drop in oil prices early this year (from $27 a barrel to $20), and natural gas prices have fallen as well. That has been hard on one area we like the most -- the oil service stocks. That said, we're still optimistic on this sector, and expect it to rebound later this year.

We also believe in small- to medium-sized company stocks, although they have not performed as well as we expected to date. These stocks have trailed larger stocks for three years in a row now. But we believe that funds will rotate this year out of the "Nifty 50" -- the biggest company stocks -- and into smaller companies that can be purchased at more reasonable prices.

                                   APPENDIX C

                            PERFORMANCE INFORMATION

PRUDENTIAL ALLOCATION FUND:
STRATEGY PORTFOLIO

PERFORMANCE AT A GLANCE

U.S. stock and bond prices climbed over the six months ending January 31, 1997, as corporate profits rose, interest rates fell, and inflation remained stable. The stock market was exceptional, as the Dow Jones Industrial Average first broke through 6000 and then approached 7000 (only to surpass it in February). Your Prudential Allocation Fund: Strategy Portfolio delivered an excellent performance, returning about 15% over the six months, ahead of the average flexible fund measured by Lipper Analytical Services. The Portfolio's strong return was the result of its emphasis on technology and financial stocks, the same sectors that led the market higher.


CUMULATIVE TOTAL RETURNS(1)                                        AS OF 1/31/97
--------------------------------------------------------------------------------
                                    SIX       ONE      FIVE         SINCE
                                  MONTHS     YEAR      YEARS    INCEPTION(2)
--------------------------------------------------------------------------------
CLASS A                            15.0%     12.2%     60.5%       110.0%
CLASS B                            14.6      11.3      54.5        125.5
CLASS C                            14.6      11.3       N/A         34.4
CLASS Z                             N/A       N/A       N/A          6.4
LIPPER FLEXIBLE PORT. AVG.(3)      13.9      14.8      74.3           **


AVERAGE ANNUAL TOTAL RETURNS(1)                                   AS OF 12/31/96
--------------------------------------------------------------------------------
                                              ONE      FIVE         SINCE
                                             YEAR      YEARS    INCEPTION(2)
--------------------------------------------------------------------------------
CLASS A                                      11.8%      9.0%        11.0%
CLASS B                                      11.0       8.2          8.9
CLASS C                                      11.0       N/A         12.1

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares and a declining contingent deferred sales charge of 5%, 4%, 3%, 2%, 1% and 1% over six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares after approximately seven years. Class Z shares are not subject to a sales charge or a distribution and/or service fee. Since Class Z shares have been in existence for less than a year, no average annual total returns are shown.

(2) Inception dates: 1/22/90 Class A; 9/15/87 Class B; 8/1/94 Class C; 10/21/96
Class Z.

(3) Lipper average returns are for 203 funds for six months, 185 funds for one year, 48 funds for five years.

** The Lipper Since Inception category return for Class A shares is 127.1%, which includes 37 funds; for Class B is 144.8% for 17 funds; for Class C is 47.0% for 127 funds and for Class Z is 6.8% for 215 funds.


                            HOW INVESTMENTS COMPARED.
                                 (AS OF 1/31/97)

     12-Month Total Returns
     20-Year Average Annual Total Returns

                                    [GRAPH]

             U.S.          GENERAL        GENERAL         U.S.
            GROWTH          BOND         MUNI DEBT       TAXABLE
             FUNDS          FUNDS         FUNDS        MONEY FUNDS

SOURCE: LIPPER ANALYTICAL SERVICES. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. GROWTH FUNDS will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other invest-ments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

GENERAL BOND FUNDS provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

GENERAL MUNICIPAL DEBT FUNDS invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

MONEY MARKET FUNDS attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

GREG GOLDBERG AND GREG A. SMITH, FUND MANAGERS

[PHOTOS]

PORTFOLIO MANAGERS' REPORT

Greg A. Smith, chief investment strategist of Prudential Securities, provides sector allocation advice for the Prudential Allocation Fund: Strategy Portfolio, while Portfolio Manager Greg Goldberg selects individual securities. The Portfolio is invested in a diversified portfolio of stocks, bonds and money market instruments. There can be no assurance that the Portfolio's investment objective will be achieved.


STRATEGY SESSION.

We manage the Portfolio seeking a high investment return by holding a diversified portfolio of stocks, bonds and cash. Our allocations to stocks, bonds and cash have varied widely.

Over the last six months, as the stock market worked its way up to 6000 as measured by the Dow Jones Industrial Average, we put more of our cash to work in stocks. Stocks moved to 75% of assets, while cash fell to 11% and bonds to 14% of assets.

The stock portion of the portfolio is managed with a growth philosophy. But we have been concerned that prices are getting high. We prefer growth at a reasonable price. Since Thanksgiving, we've been finding opportunities in smaller and medium-sized companies that have been priced more attractively than large companies.

GROWTH PRICED REASONABLY.

As a result, we've taken profits in some of our larger-company stocks and increased our holdings in small to medium-sized companies (those whose total market worth is less than $5 billion). For example, we trimmed our holdings in Microsoft and Intel, and added to our holdings like Weatherford Enterra and other oil service industry stocks.

We must say we haven't been immediately successful. Some of these small company stocks have had a difficult time in 1997. (Oil service industry stocks fell as much as 20% early this year). But we suspect that the market will come around to our way of thinking sometime this year.

                       INVESTMENT ALLOCATION
                        SIX-MONTH COMPARISONS
                         STRATEGY PORTFOLIO

            1/31/97        7/31/96        1/31/96

STOCKS*       75%            51%            44%
BONDS         14%            21%            44%
CASH          11%            28%            12%


Expressed as a percentage of total net assets on the dates above.
* Includes convertible securities.

FIVE LARGEST HOLDINGS.
2.7% FNMA Financial Services
2.4% NOVARTIS AG Pharmaceuticals
2.2% TRAVELERS GROUP Financial Services
2.1% EXXON CORP. Oil and Gas
2.1% UNIPHASE CORP. Electronics

Expressed as a percentage of total net assets as of 1/31/97.

WHAT WENT WELL.

TECH & FINANCE.

Technology and financial stocks led the market over the last six months, and we're glad that we had substantial holdings in these stocks. As a percentage of our total assets in stocks, we held nearly 21% in technology -- one and a half times as much as the market as a whole, and nearly 19% in financial stocks -- more than the market.

In 1996, the big technology stocks were tops. Names like Intel, Microsoft and IBM led the sector. In the last six months, all technology stocks rose 42%, as measured by the S&P. Our top performing holding was Intel, which rose 116%.

Financial stocks rose nearly 36% over the six months. Among our best-performing holdings were Travelers Group, which rose nearly 67% and Student Loan Marketing.

ENERGY & HEALTH

Energy was the third best performing sector during the six months, rising 24%, as the price of crude oil climbed to its highest levels since the Gulf War. Of the funds we invested in stocks, we held nearly 14% in oil stocks, almost twice as much as the market as a whole, and our stocks performed better than the average, too. Our oil services stocks did exceptionally well, with Weatherford Enterra rising 47% during the six months.

We also did well in health care, led by our position in Aetna, the last of the major insurance companies to enter the Health Maintenance Organization business, by acquiring U.S. Healthcare. Aetna stock rose by nearly 37% during the six months.

AND NOT SO WELL.

TECH TROUBLE.

While technology stocks have been rewarding (they've risen 83% in the last two years), it's never been easy to own the right ones at the right time. While we did well with our technology holdings over the last six months, we could have done better. After some of our large company stocks ran up as high as they did (Intel rose 116%), we started to sell some, thinking that smaller company stocks held more potential. We wish we hadn't sold so soon.

One of our holdings, Uniphase, is a small company that makes laser systems. It rose 68%. We thought we found other small to mid-sized companies that would perform well. In the short-term, we were wrong. Instead, Uniphase was more an aberration than a trend, as investors continued to favor liquidity -- owning large companies whose stock can be sold much more quickly and easily than those of the small companies.

LOOKING AHEAD.

We've positioned the Fund to take advantage of a surge in demand for oil and renewed strength in small- and medium-sized company stocks in a number of industries. To date, 1997 hasn't been cooperative.

There was a sizable drop in oil prices early this year, and natural gas prices have fallen as well. That has been hard on one area we like the most -- the oil service stocks. We're still optimistic on this sector.

We also believe in small- to medium-sized company stocks, although they have not performed as well as we expected to date. These stocks have trailed larger stocks for three years in a row now. The stock market is at an all time high. We doubt that this can continue indefinitely. We expect that funds will rotate this year out of the "Nifty 50" -- the biggest company stocks -- and into smaller companies that can be purchased at more reasonable prices.

                               TABLE OF CONTENTS

                                                                                                               PAGE
SYNOPSIS...................................................................................................          2
    General................................................................................................          2
    The Proposed Reorganization............................................................................          2
    Reasons for the Proposed Reorganization................................................................          3
    Structure of the Series................................................................................          4
    Investment Objectives and Policies.....................................................................          5
    Certain Differences Between the Series.................................................................          6
    Fees and Expenses......................................................................................          6
        Management Fees....................................................................................          6
        Distribution Fees..................................................................................          7
        Transfer Agency Fees...............................................................................          8
        Other Expenses.....................................................................................          8
        Expense Ratios, Fee Waivers and Subsidy............................................................          8
    Purchases and Redemptions..............................................................................         10
    Conversion Feature--Class B Shares.....................................................................         14
    Exchange Privileges....................................................................................         14
    Dividends and Other Distributions......................................................................         15
    Federal Income Tax Consequences of the Proposed Reorganization.........................................         15
PRINCIPAL RISK FACTORS.....................................................................................         15
    Smaller, Faster Growing Companies......................................................................         15
    High Yield Securities..................................................................................         15
    Foreign Investments....................................................................................         16
    Hedging and Return Enhancement Activities..............................................................         16
    Realignment of Investment Portfolio....................................................................         16
THE PROPOSED TRANSACTION...................................................................................         17
    Agreement and Plan of Reorganization...................................................................         17
    Reasons for the Reorganization.........................................................................         18
    Description of Securities to be Issued.................................................................         19
    Federal Income Tax Considerations......................................................................         19
    Certain Information About the Strategy Portfolio and the Balanced Portfolio............................         19
        Organization.......................................................................................         19
        Capitalization.....................................................................................         20
        Shareholder Meetings and Voting Rights.............................................................         20
        Shareholder Liability..............................................................................         20
        Liability and Indemnification of Trustees..........................................................         21
    Pro Forma Capitalization and Ratios....................................................................         21
INFORMATION ABOUT THE BALANCED PORTFOLIO...................................................................         22
INFORMATION ABOUT THE STRATEGY PORTFOLIO...................................................................         24
MISCELLANEOUS..............................................................................................         26
    Additional Information.................................................................................         26
    Legal Matters..........................................................................................         26
    Experts................................................................................................         26
VOTING INFORMATION.........................................................................................         26
OTHER MATTERS..............................................................................................         27
SHAREHOLDERS' PROPOSALS....................................................................................         27
APPENDIX A--Agreement and Plan of Reorganization...........................................................        A-1
APPENDIX B--Performance Information--Balanced Portfolio....................................................        B-1
APPENDIX C--Performance Information--Strategy Portfolio....................................................        C-1
TABLE OF CONTENTS
ENCLOSURES
    Prospectus of Prudential Allocation Fund dated September 27, 1996, as supplemented on November 14,
     1996, January 15, 1997, February 24, 1997, March 17, 1997 and March 31, 1997.
    Semi-Annual Report of Prudential Allocation Fund (Balanced Portfolio) for the six months ended January
     31, 1997.

                           PRUDENTIAL ALLOCATION FUND
                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 12, 1997

                            ACQUISITION OF ASSETS OF
              THE STRATEGY PORTFOLIO OF PRUDENTIAL ALLOCATION FUND
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
                                 (800) 225-1852

                            ------------------------

                        BY AND IN EXCHANGE FOR SHARES OF
              THE BALANCED PORTFOLIO OF PRUDENTIAL ALLOCATION FUND

    This Statement of Additional Information, relating specifically to the proposed transfer of all the assets and assumption of all the liabilities, if any, of the Strategy Portfolio of Prudential Allocation Fund (Acquired Fund) by the Balanced Portfolio of Prudential Allocation Fund (Acquiring Fund) consists of this cover page and the following described documents, each of which is attached hereto and incorporated herein by reference:

    1. Pro Forma Financial Statements (including a pro forma statement of net assets) as of and at January 31, 1997.

    2. The Statement of Additional Information of Prudential Allocation Fund dated September 27, 1996, as supplemented by a November 14, 1996 supplement thereto.

    3. The Semi-Annual Report to Shareholders of the Acquired Fund for the six-month period ended January 31, 1997.

    4. The Annual Report to Shareholders of the Acquired Fund for the fiscal year ended July 31, 1996.

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus and Proxy Statement dated May 12, 1997 relating to the above-referenced matter. A copy of the Prospectus and Proxy Statement may be obtained from Prudential Allocation Fund without charge by writing or calling Prudential Allocation Fund at the address or telephone number listed above.

                              FINANCIAL STATEMENTS

    The following are pro forma financial statements which give effect to the proposed transaction whereby all the assets of the Prudential Allocation Fund--Strategy Portfolio will be exchanged for the respective Class A, Class B, Class C, and Class Z shares of Prudential Allocation Fund--Balanced Portfolio and Prudential Allocation Fund--Balanced Portfolio will assume the liabilities, if any, of the Strategy Portfolio. Immediately thereafter, the respective Class A, Class B, Class C, and Class Z shares of Prudential Allocation Fund--Balanced Portfolio will be distributed to the shareholders of the Strategy Portfolio in a total liquidation of the Strategy Portfolio, which will subsequently be dissolved. The following pro forma financial statements include a pro forma Portfolio of Investments (including a pro forma statement of net assets) at January 31, 1997, a pro forma Statement of Assets and Liabilities at January 31, 1997, and a pro forma Statement of Operations for the twelve months ended January 31, 1997.

                         PRO FORMA FINANCIAL STATEMENTS
                       PRO FORMA PORTFOLIO OF INVESTMENTS
                (INCLUDING A PRO FORMA STATEMENT OF NET ASSETS)
                                JANUARY 31, 1997
                                  (UNAUDITED)

                                               DESCRIPTION
                                    ----------------------------------
              SHARES                                                                           VALUE
----------------------------------                                      ----------------------------------------------------
 BALANCED    STRATEGY   PRO FORMA                                           BALANCED          STRATEGY         PRO FORMA
PORTFOLIO   PORTFOLIO    COMBINED                                          PORTFOLIO         PORTFOLIO          COMBINED
----------  ----------  ----------                                      ----------------  ----------------  ----------------
                                    LONG-TERM INVESTMENTS--88.9%
                                    COMMON STOCKS--59.0%
                                    AIRLINES--0.2%
               110,700     110,700  US Airways, Inc...................                    $      2,310,863  $      2,310,863
                                                                                          ----------------  ----------------
                                    AUTOPARTS--0.4%
                                    LucasVarity PLC (ADR)
   100,462      63,368     163,830    (United Kingdom)................  $      3,340,362         2,106,986         5,447,348
                                                                        ----------------  ----------------  ----------------
                                    CHEMICALS--0.8%
   414,900     223,900     638,800  Agrium, Inc. (Canada).............         6,295,693         3,397,459         9,693,152
                                                                        ----------------  ----------------  ----------------
                                    COMPUTER SOFTWARE & SERVICES--6.1%
    61,400      28,100      89,500  C-NET, Inc........................         1,780,600           814,900         2,595,500
   191,300      86,000     277,300  Cisco Systems, Inc................        13,343,175         5,998,500        19,341,675
                                    Computer Associates International,
   169,500      76,500     246,000    Inc.............................         7,691,062         3,471,187        11,162,249
   134,100      59,700     193,800  Edify Corp........................         1,743,300           776,100         2,519,400
   291,200     137,400     428,600  Informix Corp.....................         6,042,400         2,851,050         8,893,450
   295,500     132,900     428,400  Larscom, Inc......................         3,546,000         1,594,800         5,140,800
   115,000      36,000     151,000  Microsoft Corp....................        11,730,000         3,672,000        15,402,000
   295,000      87,000     382,000  The Learning Company, Inc.........         3,724,375         1,098,375         4,822,750
    82,300      34,700     117,000  VeriFone, Inc.....................         2,973,088         1,253,538         4,226,626
                                                                        ----------------  ----------------  ----------------
                                                                              52,574,000        21,530,450        74,104,450
                                                                        ----------------  ----------------  ----------------
                                    CONTAINERS & PACKAGING--0.7%
   448,800     210,800     659,600  Stone Container Corp..............         6,058,800         2,845,800         8,904,600
                                                                        ----------------  ----------------  ----------------
                                    DRUGS & HEALTH CARE--1.3%
   256,500     126,700     383,200  United States Surgical Corp.......        10,292,063         5,083,838        15,375,901
                                                                        ----------------  ----------------  ----------------
                                    ELECTRICAL SERVICES--0.2%
   132,700                 132,700  Long Island Lighting Co...........         3,018,925                           3,018,925
                                                                        ----------------                    ----------------

                       See Notes to Financial Statements

                         PRO FORMA FINANCIAL STATEMENTS
                       PRO FORMA PORTFOLIO OF INVESTMENTS
                (INCLUDING A PRO FORMA STATEMENT OF NET ASSETS)
                                JANUARY 31, 1997
                                  (UNAUDITED)

                                               DESCRIPTION
                                    ----------------------------------
              SHARES                                                                           VALUE
----------------------------------                                      ----------------------------------------------------
 BALANCED    STRATEGY   PRO FORMA                                           BALANCED          STRATEGY         PRO FORMA
PORTFOLIO   PORTFOLIO    COMBINED                                          PORTFOLIO         PORTFOLIO          COMBINED
----------  ----------  ----------                                      ----------------  ----------------  ----------------
                                    ELECTRONICS--6.1%
   176,000      61,700     237,700  Burr-Brown Corp...................  $      4,730,000  $      1,658,188  $      6,388,188
   294,300     135,400     429,700  Checkpoint Systems,Inc............         6,143,512         2,826,475         8,969,987
   277,800     126,000     403,800  Input/Output, Inc.................         6,597,750         2,992,500         9,590,250
    86,700      26,000     112,700  Intel Corp........................        14,067,075         4,218,500        18,285,575
                                    SGS Thomson Microelectronics
    82,900      37,700     120,600    N.V.............................         5,865,175         2,667,275         8,532,450
   358,300     168,100     526,400  Uniphase Corp.....................        15,630,837         7,333,362        22,964,199
                                                                        ----------------  ----------------  ----------------
                                                                              53,034,349        21,696,300        74,730,649
                                                                        ----------------  ----------------  ----------------
                                    ENTERTAINMENT--0.8%
   164,028     107,800     271,828  Carnival Corp.....................         6,028,029         3,961,650         9,989,679
                                                                        ----------------  ----------------  ----------------
                                    FINANCIAL SERVICES--8.9%
   138,750      46,000     184,750  Advanta Corp......................         5,931,563         2,070,000         8,001,563
   132,412      57,800     190,212  Citicorp..........................        15,409,446         6,726,475        22,135,921
                                    Federal National Mortgage
   426,900     236,200     663,100    Association.....................        16,862,550         9,329,900        26,192,450
                                    Imperial Credit Industries,
   132,200                 132,200    Inc.............................         2,891,875                           2,891,875
                                    Student Loan Marketing
    76,600      49,200     125,800    Association.....................         8,339,825         5,356,650        13,696,475
   432,300     243,100     675,400  The Money Store, Inc..............        11,023,650         6,199,050        17,222,700
   197,933     148,200     346,133  Travelers Group,Inc...............        10,366,741         7,761,975        18,128,716
                                                                        ----------------  ----------------  ----------------
                                                                              70,825,650        37,444,050       108,269,700
                                                                        ----------------  ----------------  ----------------
                                    FOODS--0.7%
   120,900     156,700     277,600  RJR Nabisco Holdings Corp.........         3,959,475         5,131,925         9,091,400
                                                                        ----------------  ----------------  ----------------
                                    HOSPITAL MANAGEMENT--3.0%
   131,600      64,000     195,600  Aetna, Inc........................        10,396,400         5,056,000        15,452,400
   214,700      97,700     312,400  Columbia/HCA Healthcare Corp......         8,480,650         3,859,150        12,339,800
   453,400     203,300     656,700  Physician Corp. of America........         4,448,988         1,994,881         6,443,869
    68,900      28,900      97,800  Sierra Health Services, Inc.......         1,886,137           791,137         2,677,274
                                                                        ----------------  ----------------  ----------------
                                                                              25,212,175        11,701,168        36,913,343
                                                                        ----------------  ----------------  ----------------
                                    INSURANCE--0.3%
                64,600      64,600  The PMI Group, Inc................                           3,375,350         3,375,350
                                                                                          ----------------  ----------------
                                    LODGING--1.1%
    78,500      40,500     119,000  Hilton Hotels Corp................         2,237,250         1,154,250         3,391,500
   308,800     141,900     450,700  La Quinta Inns, Inc...............         6,021,600         2,767,050         8,788,650
    67,100      30,000      97,100  Prime Hospitality Corp............         1,149,088           513,750         1,662,838
                                                                        ----------------  ----------------  ----------------
                                                                               9,407,938         4,435,050        13,842,988
                                                                        ----------------  ----------------  ----------------

                       See Notes to Financial Statements

                         PRO FORMA FINANCIAL STATEMENTS
                       PRO FORMA PORTFOLIO OF INVESTMENTS
                (INCLUDING A PRO FORMA STATEMENT OF NET ASSETS)
                                JANUARY 31, 1997
                                  (UNAUDITED)

                                               DESCRIPTION
                                    ----------------------------------
              SHARES                                                                           VALUE
----------------------------------                                      ----------------------------------------------------
 BALANCED    STRATEGY   PRO FORMA                                           BALANCED          STRATEGY         PRO FORMA
PORTFOLIO   PORTFOLIO    COMBINED                                          PORTFOLIO         PORTFOLIO          COMBINED
----------  ----------  ----------                                      ----------------  ----------------  ----------------
                                    MACHINERY & EQUIPMENT--0.3%
   139,500      64,050     203,550  Miller Industries, Inc............  $      2,824,875  $      1,297,013  $      4,121,888
                                                                        ----------------  ----------------  ----------------
                                    METALS--2.1%
   242,600     112,500     355,100  AK Steel Holding Corp.............         8,763,925         4,528,125        13,292,050
   106,500      70,600     177,100  Aluminum Co. of America...........         7,348,500         4,871,400        12,219,900
                                                                        ----------------  ----------------  ----------------
                                                                              16,112,425         9,399,525        25,511,950
                                                                        ----------------  ----------------  ----------------
                                    METALS-NON FERROUS--1.5%
   285,000     188,700     473,700  UCAR International Inc............        10,687,500         7,076,250        17,763,750
                                                                        ----------------  ----------------  ----------------
                                    OIL & GAS--4.6%
   170,400      95,300     265,700  Alberta Energy Co., Ltd...........         4,238,700         2,370,587         6,609,287
                55,000      55,000  Anadarko Petroleum Corp...........                           3,561,250         3,561,250
                                    Elf Aquitaine S.A. (ADR)
               125,000     125,000    (France)........................                           6,062,500         6,062,500
   131,600      72,000     203,600  Exxon Corp........................        13,637,050         7,461,000        21,098,050
                85,000      85,000  Noble Affiliates, Inc.............                           3,708,125         3,708,125
                                    YPF Sociedad Anonima (ADR)
   361,000     165,000     526,000    (Argentina).....................        10,062,875         4,599,375        14,662,250
                                                                        ----------------  ----------------  ----------------
                                                                              27,938,625        27,762,837        55,701,462
                                                                        ----------------  ----------------  ----------------
                                    OIL & GAS EQUIPMENT & SERVICES--5.0%
   166,400      76,300     242,700  BJ Services Co....................         7,696,000         3,528,875        11,224,875
   341,200     155,400     496,600  Bouygues Offshore S. A............         4,435,600         2,020,200         6,455,800
   216,500      98,900     315,400  J. Ray McDermott, S.A.............         5,033,625         2,299,425         7,333,050
   235,000     108,000     343,000  Smith International, Inc..........        10,692,500         4,914,000        15,606,500
                67,500      67,500  The Williams Companies, Inc.......                           2,708,438         2,708,438
   330,800     153,000     483,800  Weatherford Enterra, Inc..........        12,032,850         5,565,375        17,598,225
                                                                        ----------------  ----------------  ----------------
                                                                              39,890,575        21,036,313        60,926,888
                                                                        ----------------  ----------------  ----------------
                                    PHARMACEUTICALS--4.4%
   309,000     144,000     453,000  Novartis (ADR) (Switzerland)......        17,767,500         8,280,000        26,047,500
    98,700      48,000     146,700  Pfizer Inc........................         9,166,762         4,458,000        13,624,762
   266,700     125,100     391,800  Pharmacia & Upjohn, Inc...........         9,934,575         4,659,975        14,594,550
                                                                        ----------------  ----------------  ----------------
                                                                              36,868,837        17,397,975        54,266,812
                                                                        ----------------  ----------------  ----------------
                                    REALTY INVESTMENT TRUST--4.4%
                                    Crescent Real Estate Equities
    92,700      90,000     182,700    Co..............................         4,971,037         4,826,250         9,797,287
                                    Developers Diversified Reality
   150,000     100,000     250,000    Corp............................         5,362,500         3,575,000         8,937,500
                                    Equity Residential Properties
   150,000     120,000     270,000    Trust...........................         6,450,000         5,160,000        11,610,000
                                    Manufactured Home Communities,
   148,200     162,000     310,200    Inc.............................         3,501,225         3,827,250         7,328,475
    47,800      65,000     112,800  Meditrust Corp....................         1,840,300         2,502,500         4,342,800

                       See Notes to Financial Statements

                         PRO FORMA FINANCIAL STATEMENTS
                       PRO FORMA PORTFOLIO OF INVESTMENTS
                (INCLUDING A PRO FORMA STATEMENT OF NET ASSETS)
                                JANUARY 31, 1997
                                  (UNAUDITED)

                                               DESCRIPTION
                                    ----------------------------------
              SHARES                                                                           VALUE
----------------------------------                                      ----------------------------------------------------
 BALANCED    STRATEGY   PRO FORMA                                           BALANCED          STRATEGY         PRO FORMA
PORTFOLIO   PORTFOLIO    COMBINED                                          PORTFOLIO         PORTFOLIO          COMBINED
----------  ----------  ----------                                      ----------------  ----------------  ----------------
                                    REALTY INVESTMENT TRUST
                                      (CONTINUED)
                                    Patriot American Hospitality,
   160,000      75,000     235,000    Inc.............................  $      7,520,000  $      3,525,000  $     11,045,000
                                                                        ----------------  ----------------  ----------------
                                                                              29,645,062        23,416,000        53,061,062
                                                                        ----------------  ----------------  ----------------
                                    RESTAURANTS--0.6%
   117,000      57,000     174,000  McDonald's Corp...................         5,323,500         2,593,500         7,917,000
                                                                        ----------------  ----------------  ----------------
                                    RETAIL--1.2%
   350,000     160,000     510,000  Gap, Inc..........................        10,062,500         4,600,000        14,662,500
                                                                        ----------------  ----------------  ----------------
                                    TELECOMMUNICATIONS--3.4%
   420,500     199,200     619,700  ADC Telecommunications, Inc.......        15,085,437         7,146,300        22,231,737
    65,800      50,000     115,800  Comverse Technology, Inc..........         2,961,000         2,250,000         5,211,000
   330,400     151,100     481,500  NEXTEL Communications, Inc........         5,079,900         2,323,162         7,403,062
   283,500     135,000     418,500  Westell Technologies, Inc.........         4,110,750         1,957,500         6,068,250
                                                                        ----------------  ----------------  ----------------
                                                                              27,237,087        13,676,962        40,914,049
                                                                        ----------------  ----------------  ----------------
                                    TEXTILES--0.3%
   169,600      95,200     264,800  Polymer Group, Inc.                        2,416,800         1,356,600         3,773,400
                                                                        ----------------  ----------------  ----------------
                                    TOY MANUFACTURER--0.6%
   279,800     127,500     407,300  Galoob Toys, Inc..................         4,896,500         2,231,250         7,127,750
                                                                        ----------------  ----------------  ----------------
                                    TOTAL COMMON STOCK
                                      (cost $589,507,011).............       463,951,745       256,865,114       720,816,859
                                                                        ----------------  ----------------  ----------------
                                    PREFERRED STOCKS--1.6%
                                    FOODS--0.4%
                                    RJR Nabisco Holdings Corp., Conv.
   851,400                 851,400    Pfd.............................         5,640,525                           5,640,525
                                                                        ----------------                    ----------------
                                    RETAIL--1.2%
   188,000      95,000     283,000  Kmart Financing Conv. Pfd.........         9,588,000         4,845,000        14,433,000
                                                                        ----------------  ----------------  ----------------
                                    TOTAL PREFERRED STOCKS
                                      (cost $19,893,327)..............        15,228,525         4,845,000        20,073,525
                                                                        ----------------  ----------------  ----------------
                                    DEBT OBLIGATIONS--28.3%
         PRINCIPAL (000)
----------------------------------
                                    CORPORATE BONDS--7.2%
                                    CHEMICALS--0.4%
                                    ISP Holdings, Inc., Sr. Notes
$    2,000              $    2,000    9.75%, 2/15/02..................                           2,097,500         2,097,500
                                    Owens-Illinois Inc. Gtd. Deb.,
            $    2,000       2,000    11.00%, 12/1/03.................                           2,225,000         2,225,000
                                                                                          ----------------  ----------------
                                                                                                 4,322,500         4,322,500
                                                                                          ----------------  ----------------

                       See Notes to Financial Statements

                         PRO FORMA FINANCIAL STATEMENTS
                       PRO FORMA PORTFOLIO OF INVESTMENTS
                (INCLUDING A PRO FORMA STATEMENT OF NET ASSETS)
                                JANUARY 31, 1997
                                  (UNAUDITED)

                                                                                               VALUE
         PRINCIPAL (000)                                                ----------------------------------------------------
----------------------------------
              STRATEGY   PRO FORMA                                              BALANCED          STRATEGY         PRO FORMA
             PORTFOLIO    COMBINED             DESCRIPTION                     PORTFOLIO         PORTFOLIO          COMBINED
            ----------  ----------  ----------------------------------  ----------------  ----------------  ----------------
  BALANCED
 PORTFOLIO
----------
                                    COMPUTER HARDWARE--0.4%
                                    Digital Equipment Corp.,
$   14,975              $   14,975    7.125%, 10/15/02................  $      4,785,552                    $      4,785,552
                                                                        ----------------                    ----------------
                                    COMPUTER SOFTWARE & SERVICES--0.2%
                                    The Learning Company, Inc.
     2,281  $    1,055       3,336    5.50%, 11/1/00..................         1,867,569  $        863,781         2,731,350
                                                                        ----------------  ----------------  ----------------
                                    CONTAINERS & PACKAGING--0.4%
                                    Stone Container Corp.
     4,000                   4,000    8.875%, 7/15/00.................         5,320,000                           5,320,000
                                                                        ----------------                    ----------------
                                    ELECTRICAL SERVICES--0.2%
                                    Westinghouse Electric Corp.,
    12,500                  12,500    6.875%, 9/1/03..................         2,368,850                           2,368,850
                                                                        ----------------                    ----------------
                                    ENTERTAINMENT--0.4%
                                    Royal Caribbean Cruises Ltd.,
    25,000                  25,000    8.25%, 4/1/05...................         5,221,350                           5,221,350
                                                                        ----------------                    ----------------
                                    FINANCIAL SERVICES--1.6%
                                    Associates Corp. of North America,
       200                     200    8.375%, 1/15/98.................           204,220                             204,220
                                    Banco Nacional de Mexico S.A.,
     2,890                   2,890    7.00%, 12/15/99.................         2,788,850                           2,788,850
                                    First Union Corp.,
     1,000                   1,000    9.45%, 6/15/99..................         1,065,930                           1,065,930
                                    Ford Motor Credit Co.,
     5,000                   5,000    7.75%, 3/15/05..................         5,178,100                           5,178,100
                                    Sears Roebuck Acceptance Corp.,
    10,000                  10,000    6.75%, 9/15/05..................         9,794,300                           9,794,300
                                                                        ----------------                    ----------------
                                                                              19,031,400                          19,031,400
                                                                        ----------------                    ----------------
                                    FOOD & BEVERAGES--0.1%
                                    Coca Cola Enterprises, Inc.,
     3,500                   3,500    6.50%, 11/15/97.................           502,025                             502,025
                                                                        ----------------                    ----------------
                                    HOSPITAL MANAGEMENT--0.6%
                                    Tenet Healthcare Corp., Sr. Sub.
     5,000                   5,000    Notes 8.625%, 12/1/03...........         5,200,000                           5,200,000
                 2,000       2,000    10.125%, 3/1/05.................                           2,195,000         2,195,000
                                                                        ----------------  ----------------  ----------------
                                                                               5,200,000         2,195,000         7,395,000
                                                                        ----------------  ----------------  ----------------
                                    OIL & GAS--0.1%
                                    Arkla, Inc., MTN,
     1,000                   1,000    9.30%, 1/15/98..................         1,025,050                           1,025,050

                       See Notes to Financial Statements

                         PRO FORMA FINANCIAL STATEMENTS
                       PRO FORMA PORTFOLIO OF INVESTMENTS
                (INCLUDING A PRO FORMA STATEMENT OF NET ASSETS)
                                JANUARY 31, 1997
                                  (UNAUDITED)

                                                                                               VALUE
         PRINCIPAL (000)                                                ----------------------------------------------------
----------------------------------
              STRATEGY   PRO FORMA                                              BALANCED          STRATEGY         PRO FORMA
             PORTFOLIO    COMBINED             DESCRIPTION                     PORTFOLIO         PORTFOLIO          COMBINED
            ----------  ----------  ----------------------------------  ----------------  ----------------  ----------------
  BALANCED
 PORTFOLIO
----------
                                                                        ----------------                    ----------------
                                    OIL & GAS SERVICES--0.2%
                                    BJ Services Co.,
$    3,500              $    3,500    7.00%, 2/1/06...................  $      3,388,385                    $      3,388,385
                                                                        ----------------                    ----------------
                                    RESTAURANTS--0.2%
                                    Darden Restaurants, Inc.
     2,500                   2,500    6.375%, 2/1/06..................         2,306,275                           2,306,275
                                                                        ----------------                    ----------------
                                    RETAIL--1.8%
                                    Federated Dept. Stores, Inc. Sr.
                                      Notes,
            $    2,000       2,000    8.125%, 10/15/02                                    $      2,053,660         2,053,660
     2,500                   2,500    8.50%, 6/15/03..................         2,603,750                           2,603,750
                                    K Mart Corp.,
     6,000                   6,000    8.125%, 12/1/06.................         5,640,000                           5,640,000
                                    Office Depot, Inc.
     9,400                   9,400    Zero Coupon, 11/1/08............         5,557,750                           5,557,750
                                    Sunglass Hut International, Inc.
     8,306                   8,306    5.25%, 6/15/03..................         6,187,970                           6,187,970
                                                                        ----------------  ----------------  ----------------
                                                                              19,989,470         2,053,660        22,043,130
                                                                        ----------------  ----------------  ----------------
                                    TOBACCO--0.4%
                                    RJR Nabisco, Inc.
     5,000                   5,000    7.625%, 9/15/03.................         4,853,300                           4,853,300
                                                                        ----------------                    ----------------
                                    TELECOMMUNICATIONS--0.2%
                                    Century Communications Corp.,
                 2,000       2,000    Sr. Notes, 9.75%, 2/15/02                                  2,065,000         2,065,000
                                                                                          ----------------  ----------------
                                    TOTAL CORPORATE BONDS
                                      (cost $87,452,654)..............        75,859,226        11,499,941        87,359,167
                                                                        ----------------  ----------------  ----------------
                                    SOVERIGN BONDS--2.1%
                                    United Mexican States,
                                      7.5625%, 8/6/01
    25,000                  25,000    (cost $26,514,073)..............        25,225,000                          25,225,000
                                                                        ----------------                    ----------------
                                    U.S. GOVERNMENT SECURITIES--19.0%
                                    United States Treasury Bonds,
    15,000                  15,000    7.625%, 2/15/25.................        16,399,200                          16,399,200
                 6,500       6,500    6.00%, 2/15/26..................                           5,813,405         5,813,405
    10,000                  10,000    6.75%, 8/15/26..................         9,901,600                           9,901,600
    15,000                  15,000    6.50%, 11/15/26.................        14,435,100                          14,435,100
                                                                        ----------------  ----------------  ----------------
                                                                              40,735,900         5,813,405        46,549,305
                                                                        ----------------  ----------------  ----------------

                       See Notes to Financial Statements

                         PRO FORMA FINANCIAL STATEMENTS
                       PRO FORMA PORTFOLIO OF INVESTMENTS
                (INCLUDING A PRO FORMA STATEMENT OF NET ASSETS)
                                JANUARY 31, 1997
                                  (UNAUDITED)

                                                                                               VALUE
         PRINCIPAL (000)                                                ----------------------------------------------------
----------------------------------
              STRATEGY   PRO FORMA                                              BALANCED          STRATEGY         PRO FORMA
             PORTFOLIO    COMBINED             DESCRIPTION                     PORTFOLIO         PORTFOLIO          COMBINED
            ----------  ----------  ----------------------------------  ----------------  ----------------  ----------------
  BALANCED
 PORTFOLIO
----------
                                    United States Treasury Notes,
            $    7,000  $    7,000    6.25%, 6/30/98..................                    $      7,044,870  $      7,044,870
$   20,000                  20,000    6.875%, 8/31/99.................  $     20,393,800                          20,393,800
    30,500                  30,500    6.125%, 7/31/00.................        30,476,210                          30,476,210
    30,000                  30,000    6.25%, 4/30/01..................        30,009,300                          30,009,300
                15,000      15,000    6.625%, 6/30/01.................                          15,210,900        15,210,900
    35,000       5,000      40,000    6.375%, 9/30/01.................        35,142,100         5,020,300        40,162,400
    10,000                  10,000    5.875%, 11/30/01................         9,835,900                           9,835,900
     5,000                   5,000    6.125%, 12/31/01................         4,969,550                           4,969,550
    15,100                  15,100    7.50%, 2/15/05..................        16,065,041                          16,065,041
     8,000                   8,000    7.00%, 7/15/06..................         8,266,240                           8,266,240
                 3,000       3,000    6.50%, 10/15/06.................                           2,997,180         2,997,180
                                                                        ----------------  ----------------  ----------------
                                                                             155,158,141        30,273,250       185,431,391
                                                                        ----------------  ----------------  ----------------
                                    TOTAL U.S. GOVERNMENT SECURITIES
                                      (cost $230,711,623).............  $    195,894,041  $     36,086,655  $    231,980,696
                                                                        ----------------  ----------------  ----------------
                                    TOTAL DEBT OBLIGATIONS
                                      (cost $343,051,199).............       296,978,267        47,586,596       344,564,863
                                                                        ----------------  ----------------  ----------------
                                    TOTAL LONG-TERM INVESTMENTS
                                      (cost $952,451,537).............       776,158,537       309,296,710     1,085,455,247
                                                                        ----------------  ----------------  ----------------
                                    SHORT-TERM INVESTMENTS--10.9%
                                    SOVEREIGN BONDS--0.2%
                                    Argentina Gov't Bond,
                                      Zero Coupon, 9/1/97
                13,950      13,950    (cost $2,210,907)...............                           2,243,160         2,243,160
                                    REPURCHASE AGREEMENT--10.7%
                                    Joint Repurchase Agreement Account
    89,205      41,757     130,962    5.55%, 2/03/97..................  $     89,205,000        41,757,000       130,962,000
                                                                        ----------------  ----------------  ----------------
                                    TOTAL SHORT-TERM INVESTMENTS
                                      (cost $133,172,907).............        89,205,000        44,000,160       133,205,160
                                                                        ----------------  ----------------  ----------------
                                    TOTAL INVESTMENTS--99.8%
                                      (cost $1,085,624,444)...........       865,363,537       353,296,870     1,218,660,407
                                                                        ----------------  ----------------  ----------------
                                    OTHER ASSETS IN EXCESS OF
                                      LIABILITIES--0.2%...............         3,701,795        (1,646,386)        2,055,409
                                                                        ----------------  ----------------  ----------------
                                    NET ASSETS--100%..................  $    869,065,332       351,650,484  $  1,220,715,816
                                                                        ----------------  ----------------  ----------------
                                                                        ----------------  ----------------  ----------------

                       See Notes to Financial Statements

                 PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
                                JANUARY 31, 1997
                                  (UNAUDITED)

                                                        PRUDENTIAL       PRUDENTIAL
                                                      ALLOCATION FUND  ALLOCATION FUND
                                                         BALANCED         STRATEGY       PRO FORMA       PRO FORMA
                                                         PORTFOLIO        PORTFOLIO     ADJUSTMENTS       COMBINED
                                                      ---------------  ---------------  ------------  ----------------
ASSETS
Investments, at value (cost $775,530,724,
  $310,093,720 and $1,085,624,444, respectively)....   $ 865,363,537    $ 353,296,870                 $  1,218,660,407
Cash................................................         831,123        1,884,641                        2,715,764
Dividends and interest receivable...................       5,896,933        1,029,231                        6,926,164
Receivable for investments sold.....................       4,061,537                0                        4,061,537
Receivable for Fund shares sold.....................         733,311          202,706                          936,017
Other assets........................................          20,703           21,792                           42,495
Due from broker--variation margin...................          28,125                0                           28,125
                                                      ---------------  ---------------                ----------------
Total assets........................................     876,935,269      356,435,240                    1,233,370,509
                                                      ---------------  ---------------                ----------------
LIABILITIES
Payable for investments purchased...................       5,754,964        2,975,274                        8,730,238
Payable for Fund shares reacquired..................         929,994        1,124,230                        2,054,224
Due to Manager......................................         475,854          193,779                          669,633
Due to Distributor..................................         437,527          215,513                          653,040
Accrued expenses and other liabilities..............         271,598          275,960                          547,558
                                                      ---------------  ---------------                ----------------
Total liabilities...................................       7,869,937        4,784,756                       12,654,693
                                                      ---------------  ---------------                ----------------
Net Assets..........................................   $ 869,065,332    $ 351,650,484                 $  1,220,715,816
                                                      ---------------  ---------------                ----------------
                                                      ---------------  ---------------                ----------------
Net assets were comprised of:
    Shares of beneficial interest, at par...........   $     680,865    $     282,231      (6,630)(a) $        956,466
    Paid-in capital in excess of par................     741,530,741      299,829,414       6,630(a)     1,041,366,785
                                                      ---------------  ---------------                ----------------
                                                         742,211,606      300,111,645                    1,042,323,251
Undistributed net investment income/Distributions in
  excess of net investment income...................       1,620,322         (132,493)                       1,487,829
Accumulated net realized gain on investments........      36,206,493        8,468,182                       44,674,675
Net unrealized appreciation on investments..........      89,026,911       43,203,150                      132,230,061
                                                      ---------------  ---------------                ----------------
                                                      ---------------  ---------------                ----------------
Net assets, January 31, 1997........................   $ 869,065,332    $ 351,650,484                 $  1,220,715,816
                                                      ---------------  ---------------                ----------------
                                                      ---------------  ---------------                ----------------
Class A:
    Net asset value and redemption price per share..          $12.79           $12.51                           $12.79
    Maximum sales charge (5.00% of offering
      price)........................................            0.67             0.66                             0.67
                                                      ---------------  ---------------                ----------------
    Maximum offering price to public................          $13.46           $13.17                           $13.46
                                                      ---------------  ---------------                ----------------
                                                      ---------------  ---------------                ----------------
Class B:
    Net asset value, offering price and redemption
      price per share...............................          $12.74           $12.43                           $12.74
                                                      ---------------  ---------------                ----------------
                                                      ---------------  ---------------                ----------------
Class C:
    Net asset value, offering price and redemption
      price per share...............................          $12.74           $12.43                           $12.74
                                                      ---------------  ---------------                ----------------
                                                      ---------------  ---------------                ----------------
Class Z:
    Net asset value, offering price and redemption
      price per share...............................          $12.79           $12.53                           $12.79
                                                      ---------------  ---------------                ----------------
                                                      ---------------  ---------------                ----------------

------------------------
(a) To reflect adjustments to shares of beneficial interest, at par, to reflect additional issuance of shares by Prudential Allocation Fund (Balanced Portfolio) and redemption of shares by Prudential Allocation Fund (Strategy Portfolio).

                       See Notes to Financial Statements

                       PRO FORMA STATEMENT OF OPERATIONS
                       TWELVE MONTHS ENDED JANUARY 31, 1997
                                    (UNAUDITED)

                                                        PRUDENTIAL       PRUDENTIAL
                                                      ALLOCATION FUND  ALLOCATION FUND
                                                         BALANCED         STRATEGY         PRO FORMA       PRO FORMA
                                                         PORTFOLIO        PORTFOLIO       ADJUSTMENTS       COMBINED
                                                      ---------------  ---------------  ---------------  --------------
NET INVESTMENT INCOME
Income
  Interest..........................................   $  22,790,476    $   8,398,670                    $   31,189,146
  Dividends (net of foreign withholding taxes of
    $6,018, $1,847, and $7,865, respectively).......       5,765,708        2,385,947                         8,151,655
                                                      ---------------  ---------------                   --------------
    Total income....................................      28,556,184       10,784,617                        39,340,801
                                                      ---------------  ---------------                   --------------
Expenses
  Distribution fee--Class A.........................         707,533          270,719                           978,252
  Distribution fee--Class B.........................       4,434,252        2,466,556                         6,900,808
  Distribution fee--Class C.........................          37,491            7,820                            45,311
  Management fee....................................       5,016,683        2,309,077                         7,325,760
  Custodian's fees and expenses.....................         152,000          148,000      (100,000)(a)         200,000
  Registration fees.................................          70,000           53,000                           123,000
  Transfer agent's fees and expenses................       1,449,000          772,000                         2,221,000
  Reports to shareholders...........................         309,000          210,000       (94,000)(a)         425,000
  Legal fees........................................          98,000           25,000       (25,000)(a)          98,000
  Audit fees........................................          25,000           25,000       (15,000)(a)          35,000
  Trustees' fees....................................          18,000           18,000                            36,000
  Insurance expense.................................          12,000            9,000        (4,000)(a)          17,000
  Miscellaneous.....................................           1,183            1,037          (720)(a)           1,500
                                                      ---------------  ---------------  ---------------  --------------
    Total expenses..................................      12,330,142        6,315,209      (238,720)         18,406,631
                                                      ---------------  ---------------  ---------------  --------------
Net investment income...............................      16,226,042        4,469,408       238,720          20,934,170
                                                      ---------------  ---------------  ---------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  Net realized gain (loss) on:
    Investment transactions.........................      75,373,608       30,904,812                       106,278,420
    Financial futures contracts.....................               0         (309,212)                         (309,212)
    Foreign currency transactions...................          62,205              990                            63,195
                                                      ---------------  ---------------                   --------------
                                                          75,435,813       30,596,590                       106,032,403
  Net change in unrealized appreciation
    (depreciation) on:
    Investments.....................................      33,603,636        3,878,921                        37,482,557
    Financial futures contracts.....................        (804,250)        (298,750)                       (1,103,000)
                                                      ---------------  ---------------                   --------------
                                                          32,799,386        3,580,171                        36,379,557
                                                      ---------------  ---------------                   --------------
  Net gain on investments...........................     108,235,199       34,176,761                       142,411,960
                                                      ---------------  ---------------                   --------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS........................................   $ 102,389,832    $  38,608,029   $   238,720      $  163,302,748
                                                      ---------------  ---------------  ---------------  --------------
                                                      ---------------  ---------------  ---------------  --------------

------------------------
(a) Adjustment to reflect elimination of duplicative expenses.

                       See Notes to Financial Statements

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

    Prudential Allocation Fund (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund was organized as an unincorporated business trust in Massachusetts on February 23, 1987 and consists of two series, the Balanced Portfolio and the Strategy Portfolio. The investment objective of the Balanced Portfolio is to achieve a high total investment return consistent with moderate risk by investing in a diversified portfolio of money market instruments, debt obligations and equity securities. The investment objective of the Strategy Portfolio is to achieve a high total investment return consistent with relatively higher risk than the Balanced Portfolio through varying the proportions of investments in debt and equity securities, the quality and maturity of debt securities purchased and the price volatility and the type of issuer of equity securities purchased. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country, industry or region.

    The preceding are pro forma financial statements which give effect to the following proposed transaction whereby all of the assets of the Strategy Portfolio will be exchanged for shares of the Balanced Portfolio and the Balanced Portfolio will assume the liabilities of Strategy Portfolio. Immediately after the exchange, shares of the Balanced Portfolio will be distributed to shareholders of the Strategy Portfolio and Strategy Portfolio will be terminated. The preceding pro forma financial statements include a pro forma Portfolio of Investments at January 31, 1997, a pro forma Statement of Assets and Liabilities at January 31, 1997, and a pro forma Statement of Operations for the twelve months ended January 31, 1997.

NOTE 1. ACCOUNTING POLICIES

    The following is a summary of generally accepted accounting policies followed by the Fund in the preparation of its financial statements.

    SECURITIES VALUATION: Any security for which the primary market is on an exchange (including NASDAQ National Market System equity securities) is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day. Corporate bonds (other than convertible debt securities) and U.S. Government and agency securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Forward currency exchange contracts are valued at the current cost of offsetting the contract on the day of valuation. Options are valued at the mean between the most recently quoted bid and asked prices. Futures and options thereon are valued at their last sales price as of the close of the commodities exchange or board of trade.

    Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value. In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

    FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

    (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange.

    (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period.

Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the flucutations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

    Net realized gains on foreign currency transactions represent net foreign exchange gains from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

    SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

    Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

    FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

    The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

    OPTIONS: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realized a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

    The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

    FEDERAL INCOME TAXES: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of each series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates.

    Witholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates.

    DIVIDENDS AND DISTRIBUTIONS: The Fund expects to pay dividends of net investment income quarterly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

    Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of wash sales and foreign currency transactions.

    EQUALIZATION: Effective August 1, 1996, the Fund discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. The balance of $2,024,805 of undistributed net investments income at July 31, 1996, resulting from equalization was transferred to paid-in capital in excess of par. Such reclassification has no effect on net assets, results of operations, or net asset value per share.

    RECLASSIFICATION OF CAPITAL ACCOUNTS: The Fund accounts and reports for distribution to shareholders in accordance with American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. For the six months ended January 31, 1997, the Balanced Portfolio increased undistributed net investment income and decreased accumulated net realized gain on investments by $63,323. Net realized gains and net assets were not affected by this change.

    REORGANIZATION AND SOLICITATION EXPENSE: Expenses of reorganization and solicitation will be borne by the Strategy Portfolio and the Balanced Portfolio in proportion to their respective assets and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to shareholders.

NOTE 2. AGREEMENTS

    The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

    The management fee paid PIFM is computed daily and payable monthly at an annural rate of .65 of 1% of each Portfolio's average daily net assets. The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI") which acts as the distributor of the Class A, Class B, Class C and Class Z shares. Each Portfolio compensates PSI for distributing and servicing the Portfolio's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distributions or service fees are paid to PSI as distributor of the Class Z shares of the Portfolios.

    Pursuant to the Class A, B and C Plans, the Portfolios compensated PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended January 31, 1997.

    PSI, PIC and PIFM are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

                           PRUDENTIAL ALLOCATION FUND
                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED SEPTEMBER 27, 1996

    Prudential Allocation Fund (the Fund), is an open-end, diversified, management investment company. The Fund is comprised of two separate portfolios--the Balanced Portfolio and the Strategy Portfolio. The investment objective of the Balanced Portfolio is to achieve a high total investment return consistent with moderate risk. The investment objective of the Strategy Portfolio is to achieve a high total investment return consistent with relatively higher risk than the Balanced Portfolio. While each Portfolio will seek to achieve its objective by investing in a diversified portfolio of money market instruments, debt obligations and equity securities (including securities convertible into equity securities), the Portfolios will differ with respect to the proportions of investments in debt and equity securities, the quality and maturity of debt securities purchased and the price volatility of equity securities purchased. It is expected that the Strategy Portfolio will offer investors a higher potential return with a correspondingly higher risk of loss than the Balanced Portfolio. There can be no assurance that the Portfolios' investment objectives will be achieved. See "Investment Objectives and Policies."

    The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated September 27, 1996, a copy of which may be obtained from the Fund upon request.

                               TABLE OF CONTENTS

                                                                 CROSS-REFERENCE
                                                                   TO PAGE IN
                                                           PAGE    PROSPECTUS
                                                           ----  ---------------
General Information......................................  B-2          28
Investment Objectives and Policies.......................  B-2          12
Investment Restrictions..................................  B-11         21
Trustees and Officers....................................  B-13         22
Manager..................................................  B-15         22
Distributor..............................................  B-17         23
Portfolio Transactions and Brokerage.....................  B-20         25
Purchase and Redemption of Fund Shares...................  B-21         29
Shareholder Investment Account...........................  B-25         38
Net Asset Value..........................................  B-28         25
Taxes....................................................  B-29         26
Performance Information..................................  B-31         25
Organization and Capitalization..........................  B-33         28
Custodian, Transfer and Dividend Disbursing Agent and
 Independent Accountants.................................  B-34         25
Financial Statements.....................................  B-35         --
Appendix I--Historical Performance Data..................  I-1          --
Appendix II--General Investment Information..............  II-1         --
Appendix III--Information Relating to the Prudential.....  III-1        --

--------------------------------------------------------------------------------

MF134B                                                                   444141C

                              GENERAL INFORMATION

    The Fund was organized on February 23, 1987 and consisted of two Portfolios, the Aggressively Managed Portfolio and the Conservatively Managed Portfolio. On November 30, 1990, the name of the Aggressively Managed Portfolio was changed to the Strategy Portfolio. On February 28, 1991, the Trustees approved an amendment to the Declaration of Trust to change the Fund's name from Prudential-Bache FlexiFund to Prudential FlexiFund and, on February 8, 1994, the Trustees approved an amendment to the Declaration of Trust to change the Fund's name from Prudential FlexiFund to Prudential Allocation Fund, effective August 1, 1994. On May 3, 1995, the Trustees approved a change in the name of the Conservatively Managed Portfolio to the Balanced Portfolio, effective September 29, 1995.

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of the Balanced Portfolio is to achieve a high total investment return consistent with moderate risk. The investment objective of the Strategy Portfolio is to achieve a high total investment return consistent with relatively higher risk than the Balanced Portfolio. Each Portfolio will seek to achieve its objective by investing in a diversified portfolio of money market instruments, debt obligations and equity securities. However, the asset mix and the type of portfolio securities purchased by the Portfolios will differ. It is anticipated that, under normal conditions, the Balanced Portfolio will have a smaller percentage of its assets invested in equity securities and a larger percentage invested in money market instruments than the Strategy Portfolio. In addition, the average duration of the debt securities held by the Balanced Portfolio will be shorter than that of the Strategy Portfolio, and a greater proportion of the equity securities held by the Balanced Portfolio will typically be less volatile securities of larger and more mature companies than the equity securities held by the Strategy Portfolio. There can be no assurance that the Portfolios' investment objectives will be achieved. See "How the Fund Invests--Investment Objectives and Policies" in the Prospectus.

RISKS OF TRANSACTIONS IN OPTIONS

    A Portfolio will write (I.E., sell) covered call options only on equity securities, on stock indices which are traded on a securities exchange or which are listed on NASDAQ or in the over-the-counter market, on currencies and on futures contracts which are traded on an exchange or board of trade. A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. A Portfolio will write covered call options for hedging purposes and to augment its income.

    So long as the obligation of the writer of the call continues, the writer may be assigned an exercise notice. The exercise notice would require the writer of a call option to deliver the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date (of the same series) as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security the writer of the option is required to deposit in escrow the underlying security or other assets in accordance with the rules of The Options Clearing Corporation (the OCC), the Chicago Board of Trade and the Chicago Mercantile Exchange, institutions which interpose themselves between buyers and sellers of options. Technically, each of these institutions assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction.

    An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the OCC, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

OPTIONS ON STOCK INDICES

    Except as described below, a Portfolio will write call options on indices only if on such date it holds a portfolio of securities at least equal to the value of the index times the multiplier times the number of contracts. When a Portfolio writes a call option on a broadly-based stock market index, the Portfolio will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, cash equivalents or at least one "qualified security" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A Portfolio will write call options on broadly-based stock market indices only if at the time of writing it holds a diversified portfolio of stocks.

    If a Portfolio has written an option on an industry or market segment index, it will so segregate or put into escrow with the Fund's Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.

    If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, a Portfolio will segregate, escrow or pledge an amount in cash, U.S. Government obligations, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to the difference. In addition, when the Portfolio writes a call on an index which is in-the-money at the time the call is written, the Portfolio will segregate with the Fund's Custodian or pledge to the broker as collateral cash, U.S. Government obligations, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a securities exchange or listed on NASDAQ against which the Portfolio has not written a stock call option and which has not been hedged by the Portfolio by the sale of stock index futures. However, if the Portfolio holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, Treasury bills or other high-grade short-term debt obligations in a segregated account with the Fund's Custodian, it will not be subject to the requirements described in this paragraph.

RISKS OF OPTIONS ON INDICES

    A Portfolio's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

    Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Portfolio would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to the Portfolio. It is each Portfolio's policy to purchase or write options only on indices which include a number of securities sufficient to minimize the likelihood of a trading halt in the index.

    Trading in stock index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced, including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. Neither Portfolio will purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

    SPECIAL RISKS OF WRITING CALLS ON INDICES. Unless a Portfolio has other liquid assets which are sufficient to satisfy the exercise of a call, the Portfolio would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Portfolio fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of the Portfolio's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

    When a Portfolio has written a call, there is also a risk that the market may decline between the time the Portfolio has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell securities in its portfolio. As with stock options, the Portfolio will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Portfolio would be able to deliver the underlying securities in settlement, the Portfolio may have to sell part of its portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Portfolio has written is "covered" by an index call held by the Portfolio with the same strike price, the Portfolio will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Portfolio exercises the call it holds or the time the Portfolio sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

RISKS OF OPTIONS ON FOREIGN CURRENCIES

    Because there are two currencies involved, developments in either or both countries can affect the values of options on foreign currencies. Risks include those described in the Prospectus under "How the Fund Invests--Investment Objectives and Policies," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantities of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

RISKS RELATED TO FORWARD CURRENCY EXCHANGE CONTRACTS

    A Portfolio may enter into forward foreign currency exchange contracts in several circumstances. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Portfolio may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. A Portfolio does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. A Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will thereby be served. If the Portfolio enters into a position hedging transaction, the transaction will be "covered" by the position being hedged or the Fund's Custodian or sub-custodian will place cash, U.S. Government securities, equity securities or other liquid, unencumbered assets into a segregated account of the Portfolio (less the value of the "covering" positions, if any) in an amount equal to the value of the Portfolio's total assets committed to the consummation of the given forward contract. The assets placed in the segregated account will be marked-to-market daily, and if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Portfolio's net commitment with respect to such contract.

    A Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

    If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    A Portfolio's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

    Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

    There are several risks involved in the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the price of the underlying securities, the price of a futures contract may move more or less than the price of the securities being hedged. Therefore, a correct forecast of interest rate or stock market trends by the investment adviser may still not result in a successful hedging transaction.

    Although a Portfolio will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Portfolio could not close a futures position and the value of such position declined, the Portfolio would be required to continue to make daily cash payments of variation margin. However, in the event a futures contract has been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price movements of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on the futures contract.

    Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon the Portfolio's purchasing and selling futures contracts and options thereon for BONA FIDE hedging transactions, except that a Portfolio of the Fund may purchase and sell futures contracts or options thereon for any other purpose, to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Portfolio's total assets. In addition, a Portfolio may not enter into futures contracts or options thereon if the sum of initial and variation margin on outstanding futures contracts, together with the premium paid on outstanding options, exceeds 20% of the Portfolio's total assets. The Fund will use futures and options thereon in a manner consistent with these requirements.

    If a Portfolio maintains a short position in a futures contract, it will cover this position by holding, in a segregated account maintained at the Custodian, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if a Portfolio holds a long position in a futures contract, it will hold cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Portfolio by the Fund's Custodian. Alternatively, a Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high as or higher than the price of the contract held by the Portfolio.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if a Portfolio has insufficient cash, it may be disadvantageous to do so. In addition, a Portfolio may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on a Portfolio's ability to effectively hedge its portfolio.

    In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by the investment adviser.

    There are risks inherent in the use of futures contracts and options transactions for the purpose of hedging a Portfolio's portfolio securities. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Portfolio's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Portfolio seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    There may exist an imperfect correlation between the price movements of futures contracts purchased by a Portfolio and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the securities and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate or stock market trends by the investment adviser may still not result in a successful hedging transaction.

    Successful use of futures contracts by a Portfolio is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Portfolio will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it is disadvantageous to do so.

    The hours of trading of futures contracts may not conform to the hours during which a Portfolio may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS

    An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently, options can be purchased or written with respect to futures contracts on U.S. Treasury Bills, Notes and Bonds and on the S&P 500 Stock Index and the NYSE Composite Index.

    The holder or writer of an option may terminate his or her position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

LIMITATIONS ON PURCHASE AND SALE OF OPTIONS, FUTURES AND OPTIONS THEREON

    Each Portfolio may write call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. The Fund has undertaken with certain state securities commissions that, so long as shares of a Portfolio of the Fund are registered in those states, neither Portfolio will purchase (i) put options on stocks not held by the Portfolio, (ii) put options on indices and (iii) call options on stock or stock indices or foreign currencies if, after any such purchase, the total premiums paid for such options would exceed 10% of the Portfolio's total assets; provided, however, that a

Portfolio may purchase put options on stock held by the Portfolio if after such purchase the aggregate premiums paid for such options do not exceed 20% of the Portfolio's total net assets. In addition, the aggregate value of the securities that are the subject of put options will not exceed 50% of the Portfolio's net assets.

    POSITION LIMITS. Transactions by a Portfolio in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Portfolio may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

RISK FACTORS RELATING TO HIGH YIELD SECURITIES

    Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower-rated or unrated (I.E., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly-rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Portfolios.

    The amount of high yield securities outstanding proliferated in the 1980's in conjunction with the increase in merger and acquisition and leveraged buyout activity. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Portfolio's net asset value.

    Federal laws require the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limit the deductibility of interest by certain corporate issuers of high yield bonds. These laws could adversely affect a Portfolio's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

    Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Portfolio and increasing the exposure of the Portfolio to the risks of high yield securities.

MORTGAGE-RELATED SECURITIES

    Each Portfolio may also invest in Collateralized Mortgage Obligations
(CMOs). A CMO is a debt security that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs generally are partitioned into several classes with a ranked priority as to the time that principal payments will be made with respect to each of the classes.

    Each Portfolio may also invest in Real Estate Mortgage Investment Conduits (REMICs). An issuer of REMICs may be a trust, partnership, corporation, association, segregated pool of mortgages, or agency of the U.S. Government and, in each case, must qualify and elect treatment as such under the Tax Reform Act of 1986. A REMIC must consist of one or more classes of "regular interests" some of which may be adjustable rate, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be directly or indirectly secured, principally by real property. The Fund does not intend to invest in residual interests. REMICs are intended by the U.S. Congress ultimately to become the exclusive vehicle for the issuance of multi-class securities backed by real estate mortgages. As of January 1, 1992, if a trust or partnership that issues CMOs does not elect or qualify for REMIC status, it is taxed at the entity level as a corporation.

    Certain issuers of CMOs, including CMOs that have elected to be treated as REMICs, are not considered investment companies pursuant to a Rule adopted by the Securities and Exchange Commission (SEC), and each Portfolio may invest in the securities of such issuers without the limitations imposed by the Investment Company Act of 1940 on investments by an investment company in other investment companies. In addition, in reliance on an earlier SEC interpretation, a Portfolio's investments in certain qualifying CMOs, which cannot or do not rely on the rule, including CMOs that have elected to be treated as REMICs, are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that
(a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (d) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Portfolio selects CMOs or REMICs that do not meet the above requirements, the Portfolio may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

MONEY MARKET INSTRUMENTS

    Each Portfolio may invest in money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its instrumentalities or its agencies. A Portfolio will invest in foreign banks and foreign branches of U.S. banks only if, after giving effect to such investment, all such investments would constitute less than 10% of such Portfolio's total assets (taken at current value). Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

    Each Portfolio may also invest in money market instruments that are guaranteed by an insurance company or other non-bank entity. Under the Investment Company Act, a guaranty is not deemed to be a security of the guarantor for purposes of satisfying the diversification requirements provided that the securities issued or guaranteed by the guarantor and held by a Portfolio do not exceed 10% of the Portfolio's total assets.

REPURCHASE AGREEMENTS

    The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Trustees. The Fund's investment adviser will monitor the creditworthiness of such parties under the general supervision of the Trustees. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

    The Fund participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. (PMF) pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements, each Portfolio may lend its portfolio securities to brokers, dealers and financial institutions provided that outstanding loans do not exceed in the aggregate 33% of the value of the Portfolio's total assets and provided further that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that a Portfolio continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

    A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Portfolio can use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Trustees of the Fund. On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price during the loan would inure to the Portfolio.

    Since voting or consent rights which accompany loaned securities pass to the borrower, each Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities which are the subject of the loan. A Portfolio will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

WARRANTS

    Each Portfolio will not invest more than 5% of its net assets in warrants, nor will it invest more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchanges or a major foreign exchange. In the application of such limitation, warrants will be valued at the lower of cost or market value, except that warrants acquired by a Portfolio in units or attached to other securities will be deemed to be without value.

ILLIQUID SECURITIES

    The Fund may not hold more than 10% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to puchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser, and (ii) it must not be "traded flat" (I.E., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

    The staff of the SEC has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless a Portfolio and the counterparty have provided for the Portfolio, at the Portfolio's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Portfolio of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Portfolio to treat the assets used as "cover" as "liquid."

SECURITIES OF OTHER INVESTMENT COMPANIES

    Each Portfolio may invest up to 5% of its total assets in securities of other registered investment companies. Generally, the Portfolios do not intend to invest in such securities. If a Portfolio does invest in securities of other registered investment companies, shareholders of the Portfolio may be subject to duplicate management and advisory fees.

PORTFOLIO TURNOVER

    As a result of the investment policies described above, each Portfolio may engage in a substantial number of portfolio transactions, but each Portfolio's portfolio turnover rate is not expected to exceed 200%. The portfolio turnover rates for the Balanced Portfolio for the fiscal years ended July 31, 1995 and 1996 were 201% and 97%, respectively. The portfolio turnover rates for the Strategy Portfolio for the fiscal years ended July 31, 1995 and 1996 were 180% and 147%, respectively. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of such portfolio securities. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by each Portfolio. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Portfolio Transactions and Brokerage" and "Taxes."

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of a Portfolio. A "majority of the outstanding voting securities of a Portfolio," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    Each Portfolio may not:

     1. Purchase securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Portfolio of initial or maintenance margin in connection with futures contracts or options thereon is not considered the purchase of a security on margin.

     2. Make short sales of securities or maintain a short position, except short sales against-the-box.

     3. Issue senior securities, borrow money or pledge its assets, except that the Portfolio may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Portfolio may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the preference as to shares of a Portfolio in liquidation and as to dividends over all other Portfolios of the Fund with respect to assets specifically allocated to that Portfolio, the purchase or sale of securities on a when-issued or delayed delivery basis, the purchase of forward foreign currency exchange contracts and collateral arrangements relating thereto, the purchase and sale of options, financial futures contracts, options on such contracts and collateral arrangements with respect thereto and with respect to interest rate swap transactions and obligations of the Fund to Trustees pursuant to deferred compensation arrangements are not deemed to be the issuance of a senior security or a pledge of assets.

     4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Portfolio's assets, more than 5% of the total assets of the Portfolio (determined at the time of investment) would then be invested in securities of a single issuer or (ii) more than 25% of the total assets of the Portfolio (determined at the time of investment) would be invested in a single industry. As to utility companies, gas, electric and telephone companies will be considered as separate industries.

     5. Purchase any security if as a result the Portfolio would then hold more than 10% of the outstanding voting securities of an issuer.

     6. Purchase any security if as a result the Portfolio would then have more than 5% of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three years old, except that the Portfolio may invest in the securities of any U.S. Government agency or instrumentality, and in any security guaranteed by such an agency or instrumentality.

     7. Buy or sell real estate or interests in real estate, except that it may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.

     8. Buy or sell commodities or commodity contracts, except that it may purchase and sell futures contracts and options thereon. (For purposes of this restriction, a forward foreign currency exchange contract is not deemed to be a commodity or commodity contract.)

     9. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    10. Make investments for the purpose of exercising control or management.

    11. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

    12. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in the securities of companies which invest in or sponsor such programs.

    13. Make loans, except through repurchase agreements and loans of portfolio securities (limited to 33% of the Portfolio's total assets).

    In order to comply with certain state "blue sky" restrictions, each Portfolio will not as a matter of operating policy:

     1. Purchase the securities of any one issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or any officer or director of the Manager or Subadviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

     2. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, or securities of issuers which are restricted as to disposition, if more than 15% of its total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     3. Invest more than 5% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and in equity securities of issuers which are not readily marketable;

     4. Purchase securities which are secured by real estate or securities of companies which invest or deal in real estate unless such securities are readily marketable; and invest in oil, gas and mineral leases; and

     5. Engage in arbitrage transactions.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Portfolio's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings, as required by applicable law.

                             TRUSTEES AND OFFICERS

                                     POSITION WITH                           PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                  THE FUND                               DURING PAST 5 YEARS
------------------------------  -----------------------  --------------------------------------------------------------
Edward D. Beach (71)                    Trustee          President and Director of BMC Fund, Inc., a closed-end
c/o Prudential Mutual Fund                                investment company; formerly Vice Chairman of Broyhill
   Management, Inc.                                       Furniture Industries, Inc.; Certified Public Accountant;
One Seaport Plaza                                         Secretary and Treasurer of Broyhill Family Foundation, Inc.;
New York, NY                                              Member of the Board of Trustees of Marshall College
                                                          President, Treasurer and Director of First Financial Fund,
                                                          Inc. and The High Yield Plus Fund, Inc.; President and
                                                          Director of Global Utility Fund, Inc.

Donald D. Lennox (77)                   Trustee          Chairman (since February 1990) and Director (since April 1989)
c/o Prudential Mutual Fund                                of International Imaging Materials, Inc.; Retired Chairman,
   Management, Inc.                                       Chief Executive Officer and Director of Schlegel Corporation
One Seaport Plaza                                         (industrial manufacturing) (March 1987-February 1989);
New York, NY                                              Director of Gleason Corporation, Personal Sound Technologies,
                                                          Inc. and The High Yield Income Fund, Inc.

Douglas H. McCorkindale (57)            Trustee          Vice Chairman, Gannett Co. Inc. (publishing and media) (since
c/o Prudential Mutual Fund                                March 1984); Director of Continental Airlines, Inc., Gannett
   Management, Inc.                                       Co. Inc. and Frontier Corporation.
One Seaport Plaza
New York, NY

Thomas T. Mooney (54)                   Trustee          President of the Greater Rochester Metro Chamber of Commerce;
c/o Prudential Mutual Fund                                formerly Rochester City Manager; Trustee of Center for
   Management, Inc.                                       Governmental Research, Inc.; Director of Blue Cross of
One Seaport Plaza                                         Rochester, Monroe County Water Authority, Rochester Jobs,
New York, NY                                              Inc., Executive Service Corps of Rochester, Monroe County
                                                          Industrial Development Corporation, Northeast Midwest
                                                          Institute, First Financial Fund, Inc. and The High Yield Plus
                                                          Fund, Inc.

*Richard A. Redeker (52)         President and Trustee   President, Chief Executive Officer and Director (since October
One Seaport Plaza                                         1993), Prudential Mutual Fund Management, Inc. (PMF);
New York, NY                                              Executive Vice President, Director and Member of Operating
                                                          Committee (since October 1993), Prudential Securities
                                                          Incorporated (Prudential Securities); Director (since October
                                                          1993) of Prudential Securities Group, Inc.; Executive Vice
                                                          President, The Prudential Investment Corporation (since
                                                          January 1994); Director (since January 1994), Prudential
                                                          Mutual Fund Distributors, Inc. (PMFD) and Prudential Mutual
                                                          Fund Services, Inc. (PMFS); formerly Senior Executive Vice
                                                          President and Director of Kemper Financial Services, Inc.
                                                          (September 1978-September 1993); President and Director of
                                                          The High Yield Income Fund, Inc.**

------------------------
 * "Interested" Trustee, as defined in the investment Company Act, by reason of his affiliation with Prudential Securities and PMF.

** Mr. Redeker has resigned as President, Chief Executive Officer and Director of PMF, effective on or before December 31, 1996. It is anticipated that Mr. Redeker will remain associated with PMF and Prudential and will continue to serve as President of the Fund.

                                     POSITION WITH                           PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                  THE FUND                               DURING PAST 5 YEARS
------------------------------  -----------------------  --------------------------------------------------------------
Louis A. Weil, III (55)                 Trustee          Publisher and Chief Executive Officer (since January 1996) and
c/o Prudential Mutual Fund                                Director (since September 1991) of Central Newspapers Inc.;
   Management, Inc.                                       Chairman of the Board (since January 1996), Publisher and
One Seaport Plaza                                         Chief Executive Officer (August 1991-December 1995) of
New York, NY                                              Phoenix Newspapers, Inc.; prior thereto, Publisher of Time
                                                          Magazine (May 1989-March 1991); formerly President, Publisher and Chief Executive Officer of The Detroit News (February
                                                          1986-August 1989); formerly member of the Advisory Board,
                                                          Chase Manhattan Bank-Westchester.

Robert F. Gunia (49)                Vice President       Chief Administrative Officer (since July 1990), Director
One Seaport Plaza                                         (since January 1989) and Executive Vice President, Treasurer
New York, NY                                              and Chief Financial Officer (since June 1987) of PMF;
                                                          Comptroller (since 1996) of the Money Management Group of The
                                                          Prudential Insurance Company of America (Prudential); Senior
                                                          Vice President (since March 1987) of Prudential Securities;
                                                          Executive Vice President, Treasurer, Comptroller and Director
                                                          (since March 1991) of PMFD; Director (since June 1987) of
                                                          PMFS; Vice President and Director (since May 1989) of The
                                                          Asia Pacific Fund, Inc.

Susan C. Cote (41)              Treasurer and Principal  Managing Director, Prudential Investment Advisors, and Vice
751 Broad Street                     Financial and        President, The Prudential Investment Corporation (since
Newark, NJ                        Accounting Officer      February 1995); Senior Vice President (January 1989-January
                                                          1995) of PMF; Senior Vice President (January 1992-January
                                                          1995) and Vice President (January 1986-December 1991) of
                                                          Prudential Securities.

Stephen M. Ungerman (43)          Assistant Treasurer    First Vice President of PMF (since February 1993); Tax
One Seaport Plaza                                         Director of the Money Management Group and the Private Asset
New York, NY                                              Group of Prudential (since March 1996); prior thereto, Senior
                                                          Tax Manager of Price Waterhouse (1981-January 1993).

S. Jane Rose (50)                      Secretary         Senior Vice President (since January 1991) and Senior Counsel
One Seaport Plaza                                         (since June 1987) of PMF; Senior Vice President and Senior
New York, NY                                              Counsel (since July 1992) of Prudential Securities; formerly
                                                          Vice President and Associate General Counsel of Prudential
                                                          Securities.

Marguerite E. H. Morrison (40)    Assistant Secretary    Vice President and Associate General Counsel (since June 1991)
One Seaport Plaza                                         of PMF; Vice President and Associate General Counsel of
New York, NY                                              Prudential Securities.

    Trustees and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

    The officers conduct and supervise the daily business operations of the Fund, while the Trustees, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

    The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Lennox and Beach are scheduled to retire on December 31, 1997 and 1999, respectively.

    The Trustees have nominated a new slate of Trustees of the Fund which will be submitted to shareholders at a special meeting scheduled to be held on or about October 30, 1996.

    The Fund pays each of its Trustees who is not an affiliated person of PMF annual compensation of $8,500 in addition to certain out-of-pocket expenses.

    Trustees may receive their Trustees' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Trustees' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.

    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Trustees of the Fund who are affiliated persons of the Manager.

    The following table sets forth the aggregate compensation paid by the Fund to the Trustees who are not affiliated with the Manager for the fiscal year ended July 31, 1996 and the aggregate compensation paid to such Trustees for service on the Fund's Board and the Boards of any other investment companies managed by PMF (Fund Complex) for the calendar year ended December 31, 1995.

                               COMPENSATION TABLE

                                                                                              TOTAL
                                                       PENSION OR                         COMPENSATION
                                                       RETIREMENT                         FROM FUND AND
                                       AGGREGATE    BENEFITS ACCRUED   ESTIMATED ANNUAL   FUND COMPLEX
                                     COMPENSATION    AS PART OF FUND     BENEFITS UPON       PAID TO
NAME AND POSITION                      FROM FUND        EXPENSES          RETIREMENT        TRUSTEES
-----------------------------------  -------------  -----------------  -----------------  -------------
Edward D. Beach--Trustee             $      8,500             None               N/A      $183,500     (22/43)*
Donald D. Lennox--Trustee                   8,500             None               N/A       86,250      (10/22)*
Douglas H. McCorkindale--Trustee            8,500             None               N/A       63,750      (7/10)*
Thomas T. Mooney--Trustee                   8,500             None               N/A      125,625      (14/19)*
Louis A. Weil III--Trustee                  8,500             None               N/A       93,750      (11/16)*

------------------------
* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

    As of September 13, 1996, the Trustees and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of beneficial interest of each Portfolio of the Fund. As of September 13, 1996, Prudential Securities Inc., F.A. Charles A. Linsmeier, 9952 Wildwood Way, Villa Park, CA 92667-4315, and Elsie I. Hammond, TOD Bonnie Maret, Subject to state TOD Rules - NJ, 6122 NE Upper Wood Road, Lees Summit, MO 64064-2441, were the beneficial owners of 25,264 and 27,653 Class C shares of the Balanced Portfolio (7.4% and 8.5%, respectively) and Prudential Securities Inc., F. A. Issac Weber & Eve Weber, 307 Prospect Ave, Hackensack, NJ 07601-2574 was the beneficial owner of 8,205 Class C shares of the Strategy Porfolio (12.6%).

    As of September 13, 1996, Prudential Securities was record holder for other beneficial owners of 10,863,096 Class A shares (or 47.7% of the outstanding Class A shares) of the Balanced Portfolio and 2,699,972 Class A shares (or 31.4% of the outstanding Class A shares) of the Strategy Portfolio, 10,911,241 Class B shares (or 31.8% of the outstanding Class B shares) of the Balanced Portfolio and 9,259,154 Class B shares (or 49.2% of the outstanding Class B shares) of the Strategy Portfolio and 97 Class C shares (or .02% of the outstanding Class C shares) of the Balanced Portfolio and 51 Class C shares (or .07% of the outstanding Class C shares) of the Strategy Portfolio. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.

                                    MANAGER

    The manager of the Fund is Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292. PMF serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of August 31, 1996, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $52 billion. According to the Investment Company Institute, as of August 31, 1996, the Prudential Mutual Funds were the 17th largest family of mutual funds in the United States.

    PMF is a subsidiary of Prudential Securities and Prudential. PMF has three wholly-owned subsidiaries: Prudential Mutual Fund Distributors, Inc., Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) and Prudential Mutual Fund Investment Management. PMFS serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

    Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolios, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (State Street or the Custodian), the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

    For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .65 of 1% of the average daily net assets of each Portfolio. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Fund. No such reductions were required during the fiscal year ended July 31, 1996. Currently, the Fund believes that the most restrictive expense limitation of state securities commissions is 2 1/2% of a Portfolio's average daily net assets up to $30 million, 2% of the next $70 million of such assets and 1 1/2% of such assets in excess of $100 million.

    In connection with its management of the business affairs of the Fund, PMF bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Trustees who are not affiliated persons of PMF or the Fund's investment adviser;

    (b) all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

    (c) the costs and expenses payable to The Prudential Investment Corporation
(PIC) pursuant to the subadvisory agreement between PMF and PIC (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Trustees of the Fund, including a majority of the Trustees who are not parties to the contract or interested persons of any such party, as defined in the Investment Company Act, on May 8, 1996 and by shareholders of each Portfolio of the Fund on February 19, 1988.

    For the fiscal year ended July 31, 1996, PMF received management fees of $4,475,647 and $2,362,457 on behalf of the Balanced Portfolio and Strategy Portfolio, respectively. For the fiscal year ended July 31, 1995, PMF received management fees of $3,120,574 and $2,370,080 on behalf of the Balanced Portfolio and Strategy Portfolio, respectively. For the fiscal year ended July 31, 1994, PMF received management fees of $2,743,056 and $2,555,883 on behalf of the Balanced Portfolio and Strategy Portfolio, respectively.

    PMF has entered into the Subadvisory Agreement with PIC (the Subadviser). The Subadvisory Agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIC's performance of such services. PIC is reimbursed by PMF for the reasonable costs and expenses incurred by PIC in furnishing those services. Investment advisory services are provided to the Fund by a unit of the Subadviser known as Prudential Mutual Fund Investment Management.

    The Subadvisory Agreement was last approved by the Trustees, including a majority of the Trustees who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 8, 1996, and by shareholders of each Portfolio of the Fund on February 19, 1988.

    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PMF or PIC upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

                                  DISTRIBUTOR

    Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, acts as the distributor of the shares of the Fund. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc.
(PMFD), One Seaport Plaza, New York, New York 10292, served as the distributor of the Class A shares of the Fund.

    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities (the Distributor) incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. Prudential Securities also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

    Prior to January 22, 1990, the Fund offered only one class of shares (the then existing Class B shares). On October 11, 1989, the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on each Plan, adopted a new plan of distribution for the Class A shares of the Fund (the Class A Plan) and approved an amended and restated plan of distribution with respect to the Class B shares of the Fund (the Class B Plan). On May 4, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreements and approved modifications of the Fund's Class A and Class B Plans and Distribution Agreements to conform them with recent amendments to the NASD maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares
(asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. On May 4, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares, changing them from reimbursement type plans to compensation type plans. The Plans were last approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 8, 1996. The Class A Plan, as amended, was approved by Class A and Class B shareholders of each Portfolio, and the Class B Plan, as amended, was approved by Class B shareholders of each Portfolio on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares of each Portfolio on August 1, 1994.

    CLASS A PLAN. For the fiscal year ended July 31, 1996, PMFD and PSI received payments of $616,522 and $244,002 on behalf of the Balanced Portfolio and Strategy Portfolio, respectively, under the Class A Plan. These amounts were primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended July 31, 1996, PMFD and PSI also received approximately $238,100 and $150,800 on behalf of the Balanced Portfolio and Strategy Portfolio, respectively, in initial sales charges.

    CLASS B PLAN. For the fiscal year ended July 31, 1996, Prudential Securities received $4,377,921 and $2,653,866 from the Balanced Portfolio and Strategy Portfolio, respectively, under the Class B Plan and spent approximately the following amounts on behalf of the Portfolios of the Fund:

                            PRINTING AND     COMMISSION                         COMPENSATION        APPROXIMATE
                               MAILING       PAYMENTS TO                        TO PRUSEC FOR       TOTAL AMOUNT
                           PROSPECTUSES TO    FINANCIAL       OVERHEAD           COMMISSION           SPENT BY
                             OTHER THAN      ADVISERS OF        COSTS            PAYMENTS TO       DISTRIBUTOR ON
                               CURRENT       PRUDENTIAL     OF PRUDENTIAL    REPRESENTATIVES AND     BEHALF OF
        PORTFOLIO           SHAREHOLDERS     SECURITIES      SECURITIES*       OTHER EXPENSES*       PORTFOLIO
-------------------------  ---------------   -----------   ---------------   -------------------   --------------
Balanced Portfolio.......      $29,400        $ 719,000       $ 887,600           $1,650,200          $ 2,286,200
Strategy Portfolio.......       25,100          502,400         549,700              499,400            1,576,600

------------------------
* Including lease, utility and sales promotional expenses.

    The term "overhead costs" represents (a) the expenses of operating the branch offices of Prudential Securities and Pruco Securities Corporation, an affiliated broker-dealer (Prusec), in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

    Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended July 31, 1996, Prudential Securities received approximately $767,300 and $416,300 on behalf of the Balanced Portfolio and Strategy Portfolio, respectively, in contingent deferred sales charges attributable to Class B shares.

    CLASS C PLAN. For the fiscal year ended July 31, 1996, Prudential Securities received $24,436 and $4,674 on behalf of the Balanced Portfolio and Strategy Portfolio, respectively, under the Class C Plan and spent approximately $39,100 and $7,500, respectively, in distributing Class C shares. It is estimated that the latter amount was spent on (i) payments of commissions and account servicing fees to financial advisers ($13,900 and $2,500, respectively), (ii) payments to Prusec ($10,900 and $2,100, respectively) and (iii) an allocation of overhead and other branch office distribution related expenses for payments of related expenses ($14,300 and $2,900, respectively). Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares-- Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended July 31, 1996, Prudential Securities received approximately $1,400 and $700 on behalf of the Balanced Portfolio and Strategy Portfolio, respectively, in contingent deferred sales charges attributable to Class C shares.

    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Portfolios by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended. The restated Distribution Agreement was approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 8, 1996. On November 3, 1995, the Trustees approved the transfer of the Distribution Agreement for Class A shares with PMFD to Prudential Securities.

    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

    On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 3, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

    On October 27, 1994, Prudential Securities Group, Inc. (PSG) and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

    NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of a Portfolio of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager is responsible for decisions to buy and sell securities and options on securities and futures for each Portfolio of the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Broker-dealers may receive brokerage commissions on portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

    In the over-the-counter market, securities and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities (or any affiliate) acts as principal. Thus, it will not deal with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities acting as principal with respect to any part of the Fund's order.

    In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The policy of the Manager is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Portfolios' ability to pursue their present investment objectives. However, in the future in other circumstances, the Portfolios may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, Prudential Securities may act as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for a Portfolio unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Portfolios during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

    Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

    The table below sets forth information concerning the payment of commissions by the Fund, including the amount of such commissions paid to Prudential Securities, for the three years ended July 31, 1996:

                                                                                   FISCAL        FISCAL        FISCAL
                                                                                 YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                                  JULY 31,      JULY 31,      JULY 31,
                                                                                    1996          1995          1994
                                                                                ------------  ------------  ------------
Total brokerage commissions paid by the Fund..................................  $  1,622,075  $  1,810,839  $    906,929
Total brokerage commissions paid to Prudential
 Securities...................................................................  $     83,991  $    106,448  $     49,834
Percentage of total brokerage commissions paid to Prudential
 Securities...................................................................          5.2%          5.9%          5.5%

    The Fund effected approximately 5.2% of the total dollar amount of its transactions involving the payment of commissions to Prudential Securities during the year ended July 31, 1996. Of the total brokerage commissions paid during such period, $970,470 and $651,605 (or 60% and 40%), respectively, were paid to firms which provide research, statistical or other services to PMF on behalf of the Balanced Portfolio and Strategy Portfolio, respectively. PMF has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

                     PURCHASE AND REDEMPTION OF FUND SHARES

    Shares of each Portfolio of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Portfolios are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.

    Each class of shares represents an interest in the same assets of each Portfolio of the Fund and is identical in all respects, except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP

    Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 5% and Class B*, Class C* and Class Z** shares of the Fund are sold at net asset value. Using each Portfolio's net asset value at July 31, 1996, the maximum offering price of the Fund's shares is as follows:

                                                               BALANCED       STRATEGY
                                                               PORTFOLIO     PORTFOLIO
                                                               ---------      -------
CLASS A
  Net asset value and redemption price per Class A share.....   $11.85         $    12.04
  Maximum sales charge (5% of offering price)................      .62                .63
                                                               ---------           ------
  Maximum offering price to public...........................   $12.47         $    12.67
                                                               ---------           ------
                                                               ---------           ------
CLASS B
  Net asset value, offering price and redemption price to
    public per Class B share*................................   $11.80         $    11.96
                                                               ---------           ------
                                                               ---------           ------
CLASS C
  Net asset value, offering price and redemption price to
    public per Class C share*................................   $11.80         $    11.96
                                                               ---------           ------
                                                               ---------           ------
CLASS Z
  Net asset value, offering price and redemption price to
    public per Class Z share**...............................   $11.85         $    12.04
                                                               ---------           ------
                                                               ---------           ------

------------------------
 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.
** Class Z shares of the Strategy Portfolio did not exist at July 31, 1996.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder
Guide--Alternative Purchase Plan" in the Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;

    (b) the individual's spouse, their children and their parents;

    (c) the individual's and spouse's Individual Retirement Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

    (g) one or more employee benefits plans of a company controlled by an individual; and

    (h) (i) a client of a Prudential Securities financial adviser who gives such financial adviser discretion to purchase the Prudential Mutual Funds for his or her account only in connection with participation in a market timing program and for which program Prudential Securities receives a separate advisory fee or (ii) a client of an unaffiliated registered investment adviser which is a client of a Prudential Securities financial adviser, if such unaffiliated adviser has discretion to purchase the Prudential Mutual Funds for the accounts of his or her customers but only if the client of such unaffiliated adviser participates in a market timing program conducted by such unaffiliated adviser; provided such accounts in the aggregate have assets of at least $15 million invested in the Prudential Mutual Funds.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of a Portfolio and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus.

    The Distributor must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

    LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of a Portfolio and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

    For purposes of the Investment Letter of Intent, all shares of each Portfolio and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.

    A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish minimum eligible employee or participant goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor, in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of a Portfolio pursuant to a Letter of Intent should carefully read such Letter of Intent.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

    The contingent deferred sales charge is waived under circumstances described in the Prospectus. See "Shareholder Guide-- How to Sell Your Shares--Waiver of the Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                 REQUIRED DOCUMENTATION
Death                              A copy of the shareholder's death
                                   certificate or, in the case of a trust,
                                   a copy of the grantor's death
                                   certificate, plus a copy of the trust
                                   agreement identifying the grantor.
Disability - An individual         A copy of the Social Security
will be considered disabled if     Administration award letter or a letter
he or she is unable to engage      from a physician on the physician's
in any substantial gainful         letterhead stating that the shareholder
activity by reason of any          (or, in the case of a trust, the
medically determinable physi-      grantor) is permanently disabled. The
cal or mental impairment which     letter must also indicate the date of
can be expected to result in       disability.
death or to be of
long-continued and indefinite
duration.
Distribution from an IRA or        A copy of the distribution form from the
403(b) Custodial Account           custodial firm indicating (i) the date
                                   of birth of the shareholder and (ii)
                                   that the shareholder is over age 59 1/2
                                   and is taking a normal
                                   distribution--signed by the shareholder.
Distribution from Retirement       A letter signed by the plan
Plan                               administrator/trustee indicating the
                                   reason for the distribution.
Excess Contributions               A letter from the shareholder (for an
                                   IRA) or the plan administrator/trustee
                                   on company letterhead indicating the
                                   amount of the excess and whether or not
                                   taxes have been paid.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of a Portfolio purchased prior to August 1, 1994 if, immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Portfolio owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Portfolio and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Portfolio following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                         CONTINGENT DEFERRED SALES CHARGE
                                        AS A PERCENTAGE OF DOLLARS INVESTED
                                              OR REDEMPTION PROCEEDS
                                      ---------------------------------------
YEAR SINCE PURCHASE                                               OVER $1
PAYMENT MADE                          $500,001 TO $1 MILLION      MILLION
-----------------------------------   ----------------------   --------------
First..............................            3.0%                 2.0%
Second.............................            2.0%                 1.0%
Third..............................            1.0%                   0%
Fourth and thereafter..............             0%                    0%

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of shares of any Portfolio, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a Portfolio. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. The investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholders will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

    Each Portfolio of the Fund makes available to its shareholders the privilege of exchanging their shares for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of a Portfolio. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    CLASS A. Shareholders of a Portfolio may exchange their Class A shares for Class A shares of another Portfolio, shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

    The following money market funds participate in the Class A Exchange
Privilege:

       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets, Inc.
       Prudential Tax-Free Money Fund, Inc.

    CLASS B AND CLASS C. Shareholders of each Portfolio may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of another Portfolio, shares of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of each Portfolio may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C Exchange Privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of each Portfolio, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C Exchange Privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

    Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:          $100,000     $150,000     $200,000     $250,000
---------------------------  -----------  -----------  -----------  -----------
25 Years...................   $     110    $     165    $     220    $     275
20 Years...................         176          264          352          440
15 Years...................         296          444          592          740
10 Years...................         555          833        1,110        1,388
5 Years....................       1,371        2,057        2,742        3,428

See "Automatic Savings Accumulation Plan."

------------------------
(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.
(2) The chart assumes an effective rate of return of 8% (assuming compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

    Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of a Portfolio monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Portfolio. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-- Automatic Reinvestment of Dividends and/or Distributions."

    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

    Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

    INDIVIDUAL RETIREMENT ACCOUNT. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING(1)
          CONTRIBUTIONS                          PERSONAL
          MADE OVER:                             SAVINGS        IRA
          ----------------------------------     --------     --------
          10 years..........................     $ 26,165     $ 31,291
          15 years..........................       44,675       58,649
          20 years..........................       68,109       98,846
          25 years..........................       97,780      157,909
          30 years..........................      135,346      244,692

------------------------
(1) The chart is for illustrative purposes only and does not represent the performance of either Portfolio of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

MUTUAL FUND PROGRAMS

    From time to time, the Fund (or a portfolio of the Fund) may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, E.G., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Trustees, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service or principal market maker. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market maker. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sales prices as of the close of the commodities exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Trustees.

    Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Trustees. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Trustees not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its net asset value at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Portfolio's shares shall be determined at a time between such closing and 4:15 P.M., New York time.

    Net asset value is calculated separately for each class. The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the net asset value per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                                     TAXES

    For federal tax purposes, each Portfolio is treated as a separate taxable entity. Each Portfolio of the Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Portfolio (but not its shareholders) from paying federal income tax on income which is distributed to shareholders, and permits net capital gains of the Portfolio (I.E., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shares in the Portfolio are held. Net capital gains of a Portfolio which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of that Portfolio.

    Qualification of a Portfolio as a regulated investment company requires, among other things, that (a) at least 90% of the Portfolio's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from payments with respect to securities loans, interest, dividends and gains from the sale or other disposition of securities, futures contracts or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Portfolio derive less than 30% of its gross income from gains (without offset for losses) from the sale or other disposition of securities, options thereon, futures contracts, options thereon, forward contracts and foreign currencies held for less than three months (except for foreign currencies directly related to the Fund's business of investing in securities); (c) the Portfolio diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of its assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the assets of the Portfolio and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (d) the Portfolio distribute to its shareholders at least 90% of its net investment income and net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) in each year.

    Gains or losses on sales of securities by each Portfolio of the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Portfolio acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by a Portfolio on securities lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will generally realize short-term capital gain or loss. If securities are sold by the Portfolio pursuant to the exercise of a call option written by it, the Portfolio will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased. Certain transactions of a Portfolio may be subject to wash sale, short sale, straddle and anti-conversion provisions of the Internal Revenue Code. In addition, debt securities acquired by the Portfolios may be subject to original issue discount and market discount rules.

    Special rules will apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which the Portfolios may invest. See "Investment Objectives and Policies." These investments will generally constitute "Section 1256 contracts" and will be required to be "marked to market" for federal income tax purposes at the end of each Portfolio's taxable year; that is, treated as having been sold at market value. Except with respect to certain forward foreign currency exchange contracts, 60 percent of any gain or loss recognized on such "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. The Portfolios' ability to invest in forward foreign currency exchange contracts, options on equity securities and on stock indices, futures contracts and options thereon may be affected by the 30% limitation on gains derived from securities held less than three months, discussed above.

    Gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Portfolio shares.

    Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the applicable Portfolio of the Fund on the reinvestment date.

    Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of any Portfolio of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

    Each Portfolio of the Fund is required under the Internal Revenue Code to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Portfolio is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, each Portfolio must distribute during the calendar year any undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, a Portfolio will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which a Portfolio pays income tax is treated as distributed.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    A shareholder who acquires shares and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries is not known.

                            PERFORMANCE INFORMATION

    AVERAGE ANNUAL TOTAL RETURN. Each Portfolio of the Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus.

    Average annual total return is computed according to the following formula:

                         P(1+T)to the power of n = ERV

    Where: P = a hypothetical initial payment of $1000.
           T = average annual total return.
           n = number of years.
           ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    The average annual total return for the Class A shares for the one year, five year and since inception (January 22, 1990) periods ended July 31, 1996 was (0.4)%, 8.4% and 9.3% for the Balanced Portfolio and (0.4)%, 7.6% and 8.8% for the Strategy Portfolio, respectively. The average annual total return for the Class B shares for the one and five year and since inception (September 15, 1987) periods ended July 31, 1996 was (1.0)%, 8.6% and 8.0% for the Balanced Portfolio and (1.0)%, 7.8% and 7.9% for the Strategy Portfolio, respectively. The average annual total return for the Class C shares for the one year and since inception (August 1, 1994) periods ended July 31, 1996 was 3.1% and 8.2% for the Balanced Portfolio and 3.0% and 8.3% for the Strategy Portfolio, respectively. The average annual total return for the Class Z shares of the Balanced Portfolio for the since inception (March 1, 1996) period ended July 31, 1996 was (3.0)%.

    AGGREGATE TOTAL RETURN. Each Portfolio may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus.

    Aggregate total return represents the cumulative change in the value of an investment in a Portfolio of the Fund and is computed according to the following formula:
                                    ERV - P
                                    -------

                                       P

    Where: P = a hypothetical initial payment of $1000.
           ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    The aggregate total return for Class A shares for the one year, five year and since inception (January 22, 1990) periods ended July 31, 1996 was 4.9%, 57.8% and 88.4% for the Balanced Portfolio and 4.8%, 52.1% and 82.6% for the Strategy Portfolio, respectively. The aggregate total return for Class B shares for the one and five year and since inception (September 15, 1987) periods ended July 31, 1996 was 4.1%, 51.9% and 98.3% for the Balanced Portfolio and 4.0%, 46.4% and 96.8% for the Strategy Portfolio, respectively. The aggregate total return for Class C shares for the one year period ended July 31, 1996 was 4.1% and 17.0% for the Balanced Portfolio and 4.0% and 17.3% for the Strategy Portfolio, respectively. The aggregate total return for the Class Z shares of the Balanced Portfolio for the since inception (March 1, 1996) period ended July 31, 1996 was (1.2)%.

    YIELD. A Portfolio of the Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B and Class C shares. This yield will be computed by dividing the Portfolio's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                            a - b
               YIELD = 2[( -------   +1)to the power of 6 - 1]
                             cd

    Where:  a =  dividends and interest earned during the period.
            b =  expenses accrued for the period (net of reimbursements).
            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d = the maximum offering price per share on the last day of the period.

    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in a Portfolio will actually yield for any given period.

    The 30-day yields for the period ended July 31, 1996 were 2.39% and 1.79% for the Class A shares of the Balanced Portfolio and the Strategy Portfolio, respectively; and 1.77% and 1.13% for the Class B shares of the Balanced Portfolio and the Strategy Portfolio, respectively; and 1.77% and 1.14% for the Class C shares of the Balanced Portfolio and the Strategy Portfolio, respectively; and 2.76% for the Class Z shares of the Balanced Portfolio.

    From time to time, the performance of the Portfolios may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

                                    [CHART]

  PERFORMANCE COMPARISON OF DIFFERENT TYPES OF INVESTMENTS OVER THE LONG TERM
                                (1/1926-12/1994)

Common Stocks - 10.2%
Long-term Govt. Bonds - 4.8%
Inflation - 3.1%

(1) Source: Ibbotson Associates. "Stocks, Bonds, Bills and Inflation--1995 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                        ORGANIZATION AND CAPITALIZATION

    The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business trust and a Massachusetts business corporation relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable for the obligations of the Fund, which is not the case with a corporation. The Fund believes that this risk is not material. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

    Massachusetts counsel for the Fund has advised the Fund that no personal liability with respect to contract obligations will attach to the shareholders under any undertaking containing such provisions when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions and with respect to tort claims, contract claims when the provision referred to is omitted from the undertaking, claims for taxes and certain statutory liabilities, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of any such liability, the shareholder will be entitled to reimbursement from the general assets of the appropriate Portfolio of the Fund. The Trustees intend to conduct the operations of the Fund in such a way as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of the Fund.

    The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the Fund property or the property of the appropriate Portfolio for satisfaction of claims arising in connection with the affairs of the Fund or of the particular Portfolio of the Fund, respectively. With the exceptions stated, the Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Fund against all liability in connection with the affairs of the Fund.

    The Fund does not intend to hold annual meetings of shareholders.

    The Fund and each Portfolio thereof shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by the Trustees by written notice to the shareholders.

    The authorized capital of the Fund consists of an unlimited number of shares of beneficial interest, $.01 par value, issued in separate Portfolios and divided into separate classes. Each Portfolio of the Fund, for federal income tax and Massachusetts state law purposes, will constitute a separate trust which will be governed by the provisions of the Declaration of Trust. All shares of any Portfolio issued and outstanding are fully paid and nonassessable by the Fund. Each share of each Portfolio represents an equal proportionate interest in that Portfolio with each other share of that Portfolio. The assets of the Fund received for the issue or sale of the shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors of that Portfolio, are specially allocated to the Portfolio and constitute the underlying assets of the Portfolio. The underlying assets of each Portfolio are segregated on the books of account and are to be charged with the liabilities in respect to the Portfolio and with a share of the general liabilities of the Fund. Under no circumstances would the assets of a Portfolio be used to meet liabilities that are not otherwise properly chargeable to it. Expenses with respect to any two or more Portfolios are to be allocated in proportion to the asset value of the respective Portfolio except where allocations of direct expenses can otherwise be fairly made. The officers of the Fund, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given Portfolio or which are general. Upon redemption of shares of a Portfolio of the Fund, the shareholder will receive proceeds solely of the assets of such Portfolio. In the event of the dissolution or liquidation of the Fund, the holders of the shares of any Portfolio are entitled to receive as a class the underlying assets of that Portfolio available for distribution to shareholders.

    Shares of the Fund entitle their holders to one vote per share. Matters will be acted upon by the vote of the shareholders of each Portfolio separately, except to the extent otherwise provided in the Investment Company Act. A change in the investment objective or investment restrictions for a Portfolio would be voted upon only by shareholders of the Portfolio involved. In addition, approval of the investment advisory agreement is a matter to be determined separately by each Portfolio. Approval by the shareholders of a Portfolio is effective as to that Portfolio whether or not enough votes are received from the shareholders of the other Portfolio to approve the proposal as to that Portfolio.

    Pursuant to the Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Pursuant to the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto.

    The Trustees have the power to alter the number and the terms of office of the Trustees and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that at all times at least a majority of the Trustees has been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

 CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash, and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

    Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer and Dividend Disbursing Agent of the Fund. It is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended July 31, 1996, the Fund incurred fees of approximately $2,078,500 ($1,274,000--Balanced Portfolio and $804,500--Strategy Portfolio) for the services of PMFS.

    Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                                                  PRUDENTIAL ALLOCATION FUND
Portfolio of Investments as of July 31, 1996      BALANCED PORTFOLIO
------------------------------------------------------------
------------------------------------------------------------

Shares       Description                        Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--93.0%
COMMON STOCKS--48.8%
 ------------------------------------------------------------
Aerospace/Defense--0.6%
  46,700   Boeing Co.                               $   4,132,950
------------------------------------------------------------
Chemicals--1.9%
 441,400   Agrium Inc. (Canada)                         5,590,189
 180,400   Polymer Group, Inc.                          2,300,100
 119,800   Union Carbide Corp.                          5,031,600
                                                    -------------
                                                       12,921,889
------------------------------------------------------------
Computer Related Equipment--2.8%
 108,500   Comverse Technology, Inc.*                   3,349,938
  93,700   COMSAT Corp.                                 1,803,725
  47,300   Dupont Canada Inc. (Canada)                    898,700
  63,400   Ross Technology Inc.*                          554,750
  49,000   Sun Microsystems Inc.*                       2,676,625
 327,500   Western Digital Corp.                        9,784,062
                                                    -------------
                                                       19,067,800
------------------------------------------------------------
Computer Software & Services--8.6%
 223,100   Bay Networks, Inc.*                          5,131,300
 381,200   Cisco Systems, Inc.*                        19,727,100
  74,000   Engineering Animation Inc.                   1,184,000
 146,600   Macromedia, Inc.                             2,363,925
 101,600   Microsoft Corp.*                            11,976,100
 157,700   Network Express, Inc.*                       1,222,175
  30,000   Open Market Inc.                               525,000
 216,000   Oracle Systems Corp.*                        8,451,000
  28,300   PIXAR Inc.*                                    374,975
  97,400   Primark Corporation*                         2,629,800
 295,000   SoftKey International Inc.*                  5,457,500
                                                    -------------
                                                       59,042,875
Containers & Packing--0.8%
 448,800   Stone Container Corp.                    $   5,610,000
------------------------------------------------------------
Drugs & Health Care--4.5%
 134,600   AMGEN, Inc.*                                 7,352,525
  70,600   Bard (C.R.), Inc.                            2,153,300
 133,000   Ciba-Geigy Ltd. (ADR) (Switzerland)          7,946,750
 149,300   St. Jude Medical, Inc.*                      5,020,212
 252,500   United States Surgical Corp.                 8,648,125
                                                    -------------
                                                       31,120,912
------------------------------------------------------------
Electronics--6.1%
  53,000   Applied Materials, Inc.*                     1,265,375
 187,200   Burr-Brown Corp.                             3,322,800
 213,700   Intel Corp.                                 16,054,212
 165,000   LSI Logic Corp.                              3,217,500
 235,700   Tencor Instruments*                          3,771,200
 247,800   Ultratech Stepper Inc.*                      4,212,600
 391,100   Uniphase Corp.*                             10,168,600
                                                    -------------
                                                       42,012,287
------------------------------------------------------------
Exploration & Production--0.4%
 133,200   Alberta Energy Co. Ltd.                      2,447,550
------------------------------------------------------------
Financial Services--8.6%
 147,650   Advanta Corp.                                6,348,950
  55,900   Advanta Corp. (ADS)                          2,431,650
  80,812   Citicorp                                     6,616,482
 454,100   Federal National Mortgage Association       14,417,675
 170,100   Imperial Credit Industries, Inc.*            4,975,425
  45,700   Republic New York Corp.                      2,896,238
  81,500   Student Loan Marketing Association           5,949,500

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                  PRUDENTIAL ALLOCATION FUND
Portfolio of Investments as of July 31, 1996      BALANCED PORTFOLIO
------------------------------------------------------------
------------------------------------------------------------

Shares       Description                        Value (Note 1)
------------------------------------------------------------
Financial Services (cont'd)
 394,600   The Money Store, Inc.                    $   9,618,375
 146,700   Travelers Group, Inc.                        6,198,075
                                                    -------------
                                                       59,452,370
------------------------------------------------------------
Foods--0.7%
 165,900   RJR Nabisco Holdings Corp.                   5,101,425
------------------------------------------------------------
Hospital Management--0.7%
  77,800   Columbia/ HCA Healthcare Corp.               3,987,250
  84,300   Physician Corp. of America*                    864,075
                                                    -------------
                                                        4,851,325
------------------------------------------------------------
Insurance--3.0%
 110,000   Aetna, Inc.                                  6,393,750
  51,100   Amerin Corp.*                                1,136,975
  70,100   Equitable of Iowa Cos.                       2,435,975
  63,500   SunAmerica, Inc.                             3,857,625
 161,200   The Allstate Corp.                           6,871,150
                                                    -------------
                                                       20,695,475
------------------------------------------------------------
Metals-Non Ferrous--1.8%
 113,300   Aluminum Co. of America                      6,571,400
 163,600   UCAR International Inc.*                     5,705,550
                                                    -------------
                                                       12,276,950
------------------------------------------------------------
Miscellaneous Industrial--0.9%
 138,600   Varity Corp.*                                6,514,200
------------------------------------------------------------
Oil Services--1.8%
 148,000   BJ Services Co.                              4,902,500
 126,000   Smith International, Inc.*                   4,221,000
 134,200   Weatherford Enterra Inc.                     3,304,675
                                                    -------------
                                                       12,428,175
Restaurants--1.9%
 144,300   Lone Star Steakhouse & Saloon, Inc.      $   4,509,375
 185,000   McDonald's Corp.                             8,579,375
                                                    -------------
                                                       13,088,750
------------------------------------------------------------
Retail--0.7%
 155,500   Dillard Department Stores, Inc.              4,878,813
------------------------------------------------------------
Steel & Metals--0.7%
  99,200   AK Steel Holding Corp.                       3,372,800
 164,500   National Steel Corp.*                        1,624,438
                                                    -------------
                                                        4,997,238
------------------------------------------------------------
Telecommunications--2.3%
 196,800   ADC Telecommunications, Inc.                 8,314,800
 330,400   NEXTEL Communications, Inc.*                 4,997,300
 110,100   Westell Technologies Inc.                    2,669,925
                                                    -------------
                                                       15,982,025
                                                    -------------
           Total common stocks
             (cost $307,346,909)                      336,623,009
                                                    -------------
PREFERRED STOCKS--3.3%
------------------------------------------------------------
Drugs & Health Care--0.9%
 180,400   United States Surgical Corp.,
             Conv. Pfd.                                 6,133,600
------------------------------------------------------------
Foods--0.8%
 905,700   RJR Nabisco Holdings Corp.,
             Conv. Pfd.                                 5,547,412
------------------------------------------------------------
Insurance--0.3%
  38,200   American General Delaware,
             Conv. Pfd.                                 1,910,000
------------------------------------------------------------
Retail--1.3%
 185,400   Kmart Financing,
             Conv. Pfd.                                 9,015,075
                                                    -------------
           Total preferred stocks
             (cost $21,605,692)                        22,606,087
                                                    -------------

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                                  PRUDENTIAL ALLOCATION FUND
Portfolio of Investments as of July 31, 1996      BALANCED PORTFOLIO
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)      Description            Value (Note 1)
------------------------------------------------------------
DEBT OBLIGATIONS--40.9%
CORPORATE BONDS--14.0%
------------------------------------------------------------
Computer Hardware--0.5%
B1            $  1,886    Seagate Technology, Inc.,
                            5.00%, 11/1/03             $  3,503,245
------------------------------------------------------------
Computer Related Equipment--0.7%
Ba3              4,226    EMC Corp.,
                            4.25%, 1/1/01                 4,587,872
------------------------------------------------------------
Computers--0.7%
Ba1              4,975    Digital Equipment Corp.,
                            7.125%, 10/15/02              4,738,837
------------------------------------------------------------
Conglomerates--0.8%
B1              13,580    Valhi, Inc.,
                            Zero Coupon, 10/20/07         5,381,075
------------------------------------------------------------
Containers & Packing--0.7%
B2               4,000    Stone Container Corp.
                            8.875%, 7/15/00               4,950,000
------------------------------------------------------------
Drugs & Health Care--0.6%
NR               5,385    Roche Holdings Inc.,
                            (Switzerland),
                            Zero Coupon, 9/23/08          4,119,525
------------------------------------------------------------
Electronics--1.3%
B2               5,340    Integrated Device Technology Inc.,
                          5.50%, 6/1/02                   4,005,000
A1               4,155    Motorola Inc.,
                            Zero Coupon, 9/27/13          3,024,632
Ba1              2,500    Westinghouse Electric
                            Corp.,
                            6.875%, 9/1/03                2,283,350
                                                       ------------
                                                          9,312,982
Financial Services--2.7%
Aa3           $    200    Associates Corp. of North
                            America,
                            8.375%, 1/15/98            $    205,176
NR               3,070    Banco Nacional de Mexico
                            S.A.,
                            7.00%, 12/15/99               2,816,725
A2               1,000    First Union Corp.,
                            9.45%, 6/15/99                1,068,410
A1               5,000    Ford Motor Credit Co.,
                            7.75%, 3/15/05                5,077,500
A2              10,000    Sears Roebuck Acceptance Corp.,
                          6.75%, 9/15/05                  9,554,300
                                                       ------------
                                                         18,722,111
------------------------------------------------------------
Food & Beverage--0.1%
A3                 500    Coca Cola Enterprises
                            Inc.,
                            6.50%, 11/15/97                 500,640
------------------------------------------------------------
Foreign Industrial--0.1%
NR               1,590    Nippon Denro Ispat, Ltd.,
                            (India)
                            3.00%, 4/1/01                   735,375
------------------------------------------------------------
Hospital Management--1.6%
B3               6,000    Beverly Enterprises, Inc.,
                            5.50%, 8/1/18                 5,707,500
Ba1              5,000    Tenet Healthcare Corp.,
                            8.625%, 12/1/03               5,100,000
                                                       ------------
                                                         10,807,500
------------------------------------------------------------
Insurance--0.6%
Baa3             6,925    USF&G Corp.,
                            Zero Coupon, 3/3/09           4,062,343

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                         -----

                                                  PRUDENTIAL ALLOCATION FUND
Portfolio of Investments as of July 31, 1996      BALANCED PORTFOLIO
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)      Description            Value (Note 1)
------------------------------------------------------------
Leisure & Tourism--0.7%
Baa3          $  5,000    Royal Caribbean Cruises
                            Ltd., (Liberia),
                            8.25%, 4/1/05              $  5,138,750
------------------------------------------------------------
Oil & Gas--1.0%
Ba2              1,000    Arkla, Inc., MTN,
                            9.30%, 1/15/98                1,034,370
Baa3             5,274    Noble Affiliates, Inc.,
                            4.25%, 11/1/03                5,994,587
                                                       ------------
                                                          7,028,957
------------------------------------------------------------
Oil Services--0.5%
                 3,500    BJ Services Co.,
                            7.00%, 2/1/06                 3,263,750
------------------------------------------------------------
Retail--0.7%
Ba3              6,000    K Mart Corp.,
                            8.125%, 12/1/06               4,980,000
------------------------------------------------------------
Tobacco--0.7%
Baa3             5,000    RJR Nabisco, Inc.,
                            7.625%, 9/15/03               4,755,250
                                                       ------------
                          Total corporate bonds
                            (cost $97,673,431)           96,588,212
                                                       ------------
U.S. GOVERNMENT SECURITIES--23.3%
                          United States Treasury
                            Bonds,
                15,000    7.625%, 2/15/25                16,059,300
                          United States Treasury
                            Notes,
                25,000    5.625%, 10/31/97               24,875,000
                15,000    6.00%, 5/31/98                 14,946,150
                20,000    6.875%, 8/31/99                20,240,600
                30,000    6.125%, 7/31/00                29,587,500
                 5,000    5.625%, 2/28/01                 4,819,550
                30,000    6.25%, 4/30/01                 29,615,700
              $ 20,100    U.S. Treasury Note,
                            7.50%, 2/15/05             $ 21,051,534
                                                       ------------
                          Total U.S. government
                            securities
                            (cost $162,545,751)         161,195,334
                                                       ------------
SOVEREIGN BONDS--3.6%
                25,000    United Mexican States,
                            Zero Coupon, 8/6/01
                            (cost $24,875,000)           24,945,000
                                                       ------------
                          Total debt obligations
                            (cost $285,094,182)         282,728,546
                                                       ------------
                          Total long-term
                            investments
                            (cost $614,046,783)         641,957,642
                                                       ------------
SHORT-TERM INVESTMENTS--9.4%
CORPORATE BONDS--0.8%
------------------------------------------------------------
Aa3                750    Associates Corp. of North
                            America,
                            6.875%, 1/15/97                 753,083
Baa1             3,030    Carnival Cruise Lines,
                            Inc.,
                            4.50%, 7/1/97                 4,671,533
                                                       ------------
                          Total corporate bonds
                            (cost $4,895,987)             5,424,616
                                                       ------------
REPURCHASE AGREEMENT--8.6%
                59,198    Joint Repurchase Agreement
                            Account,
                            5.64%, 8/1/96,
                            (cost $59,198,000; Note
                            5)                           59,198,000
                                                       ------------
                          Total short-term
                            investments
                            (cost $64,093,987)           64,622,616
                                                       ------------
------------------------------------------------------------
Total Investments--102.4%
                          (cost $678,140,770; Note
                            4)                          706,580,258
                          Liabilities in excess of
                            other
                            assets--(2.4%)              (16,478,759)
                                                       ------------
                          Net Assets--100%             $690,101,499
                                                       ------------
                                                       ------------

---------------
* Non-income producing security.
ADR--American Depository Receipt.
ADS--American Depository Shares.
MTN--Medium Term Note.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                            PRUDENTIAL ALLOCATION FUND
Statement of Assets and Liabilities         BALANCED PORTFOLIO
--------------------------------------------------------------------------------

Assets                                                                                                           July 31, 1996
Investments, at value (cost $678,140,770)....................................................................      $706,580,258
Cash.........................................................................................................            87,657
Receivable for investments sold..............................................................................         6,340,322
Dividends and interest receivable............................................................................         4,801,843
Receivable for Fund shares sold..............................................................................           461,839
Deferred expenses............................................................................................            23,820
                                                                                                                   -------------
   Total assets..............................................................................................       718,295,739
                                                                                                                   -------------
Liabilities
Payable for investments purchased............................................................................        25,958,987
Payable for Fund shares reacquired...........................................................................         1,215,421
Due to Distributor...........................................................................................           418,454
Due to Manager...............................................................................................           383,734
Accrued expenses.............................................................................................           217,644
                                                                                                                   -------------
   Total liabilities.........................................................................................        28,194,240
                                                                                                                   -------------
Net Assets...................................................................................................      $690,101,499
                                                                                                                   -------------
                                                                                                                   -------------
Net assets were comprised of:
   Shares of beneficial interest, at par.....................................................................      $    583,763
   Paid-in capital in excess of par..........................................................................       624,803,860
                                                                                                                   -------------
                                                                                                                    625,387,623
   Undistributed net investment income.......................................................................         3,473,368
   Accumulated net realized gain on investments..............................................................        32,801,020
   Net unrealized appreciation on investments................................................................        28,439,488
                                                                                                                   -------------
Net assets, July 31, 1996....................................................................................      $690,101,499
                                                                                                                   -------------
                                                                                                                   -------------
Class A:
   Net asset value and redemption price per share
      ($262,095,582 / 22,116,821 shares of beneficial interest issued and outstanding).......................            $11.85
   Maximum sales charge (5% of offering price)...............................................................               .62
                                                                                                                         ------
   Maximum offering price to public..........................................................................            $12.47
                                                                                                                         ------
Class B:                                                                                                                 ------
  Net asset value, offering price and redemption price per share
      ($420,465,265 / 35,621,917 shares of beneficial interest issued and outstanding).......................            $11.80
                                                                                                                         ------
                                                                                                                         ------
Class C:
   Net asset value, offer price and redemption price per share
      ($3,525,260 / 298,666 shares of beneficial interest issued and outstanding)............................            $11.80
                                                                                                                         ------
                                                                                                                         ------
Class Z:
   Net asset value, offer price and redemption price per share
      ($4,015,392 / 338,862 shares of beneficial interest issued and outstanding)............................            $11.85
                                                                                                                         ------
                                                                                                                         ------

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                         -----

PRUDENTIAL ALLOCATION FUND
BALANCED PORTFOLIO
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                             July 31, 1996
Income
   Interest (net of foreign withholding taxes
      of $1,263)...............................    $ 19,771,563
   Dividends (net of foreign withholding taxes
      of $40,169)..............................       5,904,638
                                                  -------------
      Total income.............................      25,676,201
                                                  -------------
Expenses
   Distribution fee--Class A...................         616,522
   Distribution fee--Class B...................       4,377,921
   Distribution fee--Class C...................          24,436
   Management fee..............................       4,475,647
   Transfer agent's fees and expenses..........       1,341,000
   Reports to shareholders.....................         309,000
   Custodian's fees and expenses...............         145,000
   Registration fees...........................          97,600
   Legal fees and expenses.....................          75,000
   Audit fees and expenses.....................          23,150
   Trustees' fees and expenses.................          22,000
   Insurance...................................          13,000
   Miscellaneous...............................             655
                                                  -------------
      Total expenses...........................      11,520,931
                                                  -------------
Net investment income..........................      14,155,270
                                                  -------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions
Net realized gain (loss) on:
   Investment transactions.....................      42,517,558
   Foreign currency transactions...............        (103,699)
                                                  -------------
                                                     42,413,859
                                                  -------------
Net change in unrealized appreciation on
   investments.................................     (32,532,379)
                                                  -------------
Net gain on investments........................       9,881,480
                                                  -------------
Net Increase in Net Assets
Resulting from Operations......................    $ 24,036,750
                                                  -------------
                                                  -------------


PRUDENTIAL ALLOCATION FUND
BALANCED PORTFOLIO
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended July 31,
in Net Assets                           1996            1995
Operations
   Net investment income..........  $ 14,155,270    $ 11,616,551
   Net realized gain on
      investments and foreign
      currency transactions.......    42,413,859      24,855,840
   Net change in unrealized
      appreciation (depreciation)
      of investments..............   (32,532,379)     21,889,387
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...    24,036,750      58,361,778
                                    ------------    ------------
Net equalization credits
   (debits).......................       266,040        (108,882)
                                    ------------    ------------
Dividends and distributions (Note
   1)
   Dividends from net investment
      income
      Class A.....................    (5,700,390)     (2,234,935)
      Class B.....................    (7,051,910)     (9,204,130)
      Class C.....................       (41,036)        (21,646)
      Class Z.....................       (56,180)             --
                                    ------------    ------------
                                     (12,849,516)    (11,460,711)
                                    ------------    ------------
   Distributions from net realized
      gains on investment
      transactions
      Class A.....................   (10,904,493)       (701,041)
      Class B.....................   (17,821,478)     (7,720,336)
      Class C.....................       (80,545)        (13,746)
                                    ------------    ------------
                                     (28,806,516)     (8,435,123)
                                    ------------    ------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      subscribed (Note 7).........   382,325,569     177,082,018
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions...........    37,994,029      18,598,887
   Cost of shares reacquired......  (228,029,907)   (201,993,091)
                                    ------------    ------------
   Net increase (decrease) in net
      assets from Fund shares
      transactions................   192,289,691      (6,312,186)
                                    ------------    ------------
Total increase....................   174,936,449      32,044,876
Net Assets
Beginning of year.................   515,165,050     483,120,174
                                    ------------    ------------
End of year.......................  $690,101,499    $515,165,050
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                                 PRUDENTIAL ALLOCATION FUND
Notes to Financial Statements                    BALANCED PORTFOLIO
--------------------------------------------------------------------------------
Prudential Allocation Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund was organized as an unincorporated business trust in Massachusetts on February 23, 1987 and consists of two series, namely: Balanced Portfolio and Strategy Portfolio. The investment objective of the Balanced Portfolio (the ``Portfolio'') is to achieve a high total investment return consistent with moderate risk by investing in a diversified portfolio of money market instruments, debt obligations and equity securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of generally accepted accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Any security for which the primary market is on an exchange (including NASDAQ National Market System equity securities) is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day. Corporate bonds (other than convertible debt securities) and U.S. Government and agency securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Forward currency exchange contracts are valued at the current cost of offsetting the contract on the day of valuation. Options are valued at the mean between the most recently quoted bid and asked prices. Futures and options thereon are valued at their last sales price as of the close of the commodities exchange or board of trade.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange.
(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.
Net realized gains on foreign currency transactions represent net foreign exchange gains from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic
--------------------------------------------------------------------------------
                                                                           -----

                                               PRUDENTIAL ALLOCATION FUND
Notes to Financial Statements                  BALANCED PORTFOLIO
--------------------------------------------------------------------------------
instability or the level of governmental supervision and regulation of foreign securities markets.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin.'' Subsequent payments, known as ``variation margin,'' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.
Equalization: The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Fund's shares. Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of each series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates. Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of wash sales and foreign currency transactions.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. For the year ended July 31, 1996, the Balanced Portfolio decreased undistributed net investment income and increased accumulated net realized gain on investments by $13,031. Net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
--------------------------------------------------------------------------------

                                               PRUDENTIAL ALLOCATION FUND
Notes to Financial Statements                  BALANCED PORTFOLIO
--------------------------------------------------------------------------------
The management fee paid PMF is computed daily and payable monthly at an annual rate of .65 of 1% of the average daily net assets of each of the series.
The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Prudential Securities Incorporated (``PSI'') became the distributor of the Class A shares of the Fund effective January 2, 1996 and is serving the Fund under the same terms and conditions as under the arrangement with PMFD and continues as the distributor of the Class B, Class C and Class Z shares of the Portfolio. The Portfolio compensated PMFD and PSI for distributing and servicing the Portfolio's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.
Pursuant to the Class A, B and C Plans, the Portfolio compensated PSI and PMFD (for the period August 1, 1995 through January 1, 1996 with respect to Class A shares), for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended July 31, 1996.
PMFD and PSI have advised the Portfolio that they received approximately $238,100 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 1996. From these fees, PMFD and PSI paid such sales charges to dealers which in turn paid commissions to salespersons.
PSI has advised the Portfolio that for the year ended July 31, 1996, it received approximately $768,700 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.
PMFD was a wholly-owned subsidiary of PMF, PSI, PIC and PMF are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Portfolio's transfer agent. During the year ended July 31, 1996, the Portfolio incurred fees of approximately $1,274,000 for the services of PMFS. As of July 31, 1996, approximately $97,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates.
For the year ended July 31, 1996, PSI received approximately $39,500 in brokerage commissions from portfolio transactions executed on behalf of the Portfolio.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities of the Portfolio, other than short-term investments, for the year ended July 31, 1996, were $788,064,839 and $621,649,441, respectively.
The cost basis of investments for federal income tax purposes as of July 31, 1996 was $678,594,171 and accordingly, net appreciation of investments for federal income tax purposes was $27,986,087, gross unrealized appreciation $69,302,201; gross unrealized depreciation $(41,316,114).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government or federal agency obligations. As of July 31, 1996, the Portfolio had a 4.9% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Portfolio represented $59,198,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor was as follows:
Bear, Stearns & Co., Inc., 5.625%, dated 7/31/96, in the principal amount of $344,000,000, repurchase price $344,053,750, due 8/1/96. The value of the collateral including accrued interest is $351,232,252.
Chase Securities, Inc., 5.64%, dated 7/31/96, in the principal amount of $183,822,000, repurchase price $183,850,593, due 8/1/96. The value of the collateral including accrued interest is $188,037,739.
CS First Boston Corp., 5.70%, dated 7/31/96, in the principal amount of $208,000,000, repurchase price $208,032,933, due 8/1/96. The value of the collateral including accrued interest is $212,392,225.
Goldman, Sachs Co., 5.62%, dated 7/31/96, in the principal amount of $136,000,000, repurchase price $136,021,231, due 8/1/96. The value of the collateral including accrued interest is $138,720,353.
--------------------------------------------------------------------------------

                                                  PRUDENTIAL ALLOCATION FUND
Notes to Financial Statements                     BALANCED PORTFOLIO
--------------------------------------------------------------------------------
Smith Barney Inc., 5.64%, dated 7/31/96, in the principal amount of $344,000,000, repurchase price $344,053,893, due 8/1/96. The value of the collateral including accrued interest is $350,880,898.
------------------------------------------------------------
Note 6. Capital
The Portfolio offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective March 1, 1996, the Portfolio commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to the Trustee of the PSI 401(k) Plan, a defined contribution plan sponsored by PSI.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
Transactions in shares of beneficial interest for the years ended July 31, 1996 and July 31, 1995 were as follows:

Class A                               Shares          Amount
----------------------------------  -----------    -------------
Year ended July 31, 1996:
Shares issued.....................    6,671,164    $  80,509,210
Shares issued in connection with
  acquisition of Prudential
  IncomeVertible(R) Fund, Inc.
  (Note 7)........................   12,372,804      153,694,070
Shares issued in reinvestment of
  dividends and distributions.....    1,222,084       14,673,158
Shares reacquired.................  (10,761,405)    (130,646,163)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............    9,504,647      118,230,275
Shares issued upon conversion from
  Class B.........................    2,661,105       32,556,721
                                    -----------    -------------
Net increase in shares
  outstanding.....................   12,165,752    $ 150,786,996
                                    -----------    -------------
                                    -----------    -------------
Class A                               Shares          Amount
----------------------------------  -----------    -------------
Year ended July 31, 1995:
Shares issued.....................    3,862,947    $  44,308,109
Shares issued in reinvestment of
  dividends and distributions.....      251,790        2,763,092
Shares reacquired.................   (3,252,889)     (37,646,830)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............      861,848        9,424,371
Shares issued upon conversion from
  Class B.........................    5,717,102       62,038,822
                                    -----------    -------------
Net increase in shares
  outstanding.....................    6,578,950    $  71,463,193
                                    -----------    -------------
                                    -----------    -------------
Class B
----------------------------------
Year ended July 31, 1996:
Shares issued.....................    5,453,476    $  65,698,493
Shares issued in connection with
  acquisition of Prudential
  IncomeVertible(R) Fund, Inc.
  (Note 7)........................    5,994,600       74,209,881
Shares issued in reinvestment of
  dividends and distributions.....    1,934,648       23,143,383
Shares reacquired.................   (7,782,895)     (93,671,895)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............    5,599,829       69,379,862
Shares reacquired upon conversion
  into Class A....................   (2,673,189)     (32,556,721)
                                    -----------    -------------
Net increase in shares
  outstanding.....................    2,926,640    $  36,823,141
                                    -----------    -------------
                                    -----------    -------------
Year ended July 31, 1995:
Shares issued.....................    5,899,203    $  65,629,606
Shares issued in reinvestment of
  dividends and distributions.....    1,480,760       15,800,410
Shares reacquired.................   (9,125,344)    (100,071,801)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............   (1,745,381)     (18,641,785)
Shares reacquired upon conversion
  into Class A....................   (5,738,270)     (62,038,822)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................   (7,483,651)   $ (80,680,607)
                                    -----------    -------------
                                    -----------    -------------

--------------------------------------------------------------------------------

                                                   PRUDENTIAL ALLOCATION FUND
Notes to Financial Statements                      BALANCED PORTFOLIO
--------------------------------------------------------------------------------

Class C                               Shares          Amount
----------------------------------  -----------    -------------
Year ended July 31, 1996:
Shares issued.....................      279,411    $   3,368,769
Shares issued in connection with
  acquisition of Prudential
  IncomeVertible(R) Fund, Inc.
  (Note 7)........................          252            3,122
Shares issued in reinvestment of
  dividends and distributions.....       10,109          121,326
Shares reacquired.................     (244,931)      (2,928,958)
                                    -----------    -------------
Net increase in shares
  outstanding.....................       44,841    $     564,259
                                    -----------    -------------
                                    -----------    -------------
August 1, 1994* through July 31,
  1995:
Shares issued.....................      442,652    $   5,105,480
Shares issued in reinvestment of
  dividends and distributions.....        3,269           35,385
Shares reacquired.................     (192,096)      (2,235,637)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      253,825    $   2,905,228
                                    -----------    -------------
                                    -----------    -------------
Class Z
----------------------------------
March 1, 1996** through
  July 31, 1996:
Shares issued.....................      398,041    $   4,842,024
Shares issued in reinvestment of
  dividends and distributions.....        4,624           56,162
Shares reacquired.................      (63,803)        (782,891)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      338,862    $   4,115,295
                                    -----------    -------------
                                    -----------    -------------

---------------
 * Commencement of offering of Class C shares.
** Commencement of offering of Class Z shares.
------------------------------------------------------------
Note 7. Acquisition of Prudential IncomeVertible(R) Fund
On September 29, 1995, the Balanced Portfolio acquired all the net assets of Prudential IncomeVertible(R) Fund, Inc. (``IncomeVertible'') pursuant to a plan of reorganization approved by IncomeVertible shareholders on September 6, 1995. The acquisition was accomplished by a tax-free exchange of 12,372,804 Class A shares, 5,994,600 Class B shares, and 252 Class C shares of the Balanced Portfolio (valued at $227,907,073 in the aggregate) for 12,616,603 Class A shares, 6,083,045 Class B shares, and 256 Class C shares, respectively, of IncomeVertible outstanding on September 29, 1995. IncomeVertible's net assets at that date ($227,907,073), including $22,146,090 of unrealized appreciation were combined with those of the Balanced Portfolio. The aggregate net assets of the Balanced Portfolio and IncomeVertible immediately before the acquisition were $514,749,678 and $227,907,073 respectively.
------------------------------------------------------------
Note 8. Proposed Reorganization
On May 8, 1996, the Board of Trustees of the Fund approved an Agreement and Plan of Reorganization and Liquidation (the ``Plan'') which provides for the transfer of substantially all of the assets and liabilities of The Prudential Institutional Fund-Balanced Fund (``Balanced Fund'') into Prudential Allocation Fund-Balanced Portfolio (the ``Portfolio'') in exchange solely for Class Z shares of the Portfolio.
The Plan is subject to approval by the shareholders of the Balanced Fund on September 6, 1996. If the Plan is approved, it is expected that the reorganization will take place on September 20, 1996. The Portfolio and the Balanced Fund will each bear their pro-rata share of the costs of the reorganization, including costs of proxy solicitation.
------------------------------------------------------------
Note 9. Dividends
On September 16, 1996 the Board of Trustees of the Fund declared the following dividends per share, payable on September 23, 1996 to shareholders of record on September 20, 1996:

                                              Class B
                                   Class A     and C     Class Z
                                   --------   --------   --------
Ordinary Income..................  $0.0825     $ 0.06     $ 0.09

--------------------------------------------------------------------------------

                                                 PRUDENTIAL ALLOCATION FUND
Financial Highlights                             BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                                                  Class A
                                         ---------------------------------------------------------
                                                            Year Ended July 31,
                                         ---------------------------------------------------------
                                           1996         1995        1994        1993        1992
                                         --------     --------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...    $  12.04     $  11.12     $ 11.75     $ 11.00     $ 10.73
                                         --------     --------     -------     -------     -------
Income from investment operations
Net investment income................         .31          .34         .33         .43         .44
Net realized and unrealized gain
   (loss) on investment
   transactions......................         .28         1.11        (.05)       1.16         .81
                                         --------     --------     -------     -------     -------
   Total from investment
      operations.....................         .59         1.45         .28        1.59        1.25
                                         --------     --------     -------     -------     -------
Less distributions
Dividends from net investment
   income............................        (.29)        (.33)       (.37)       (.37)       (.44)
Distributions from net realized gains
   on investment and foreign currency
   transactions......................        (.49)        (.20)       (.54)       (.47)       (.54)
                                         --------     --------     -------     -------     -------
   Total distributions...............        (.78)        (.53)       (.91)       (.84)       (.98)
                                         --------     --------     -------     -------     -------
Net asset value, end of year.........    $  11.85     $  12.04     $ 11.12     $ 11.75     $ 11.00
                                         --------     --------     -------     -------     -------
                                         --------     --------     -------     -------     -------
TOTAL RETURN(a):.....................        4.89%       13.67%       2.39%      15.15%      12.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)........    $262,096     $119,829     $37,512     $22,605     $10,944
Average net assets (000).............    $246,609     $ 69,754     $29,875     $15,392     $ 7,103
Ratios to average net assets:
   Expenses, including distribution
      fees...........................        1.20%        1.22%       1.23%       1.17%       1.29%
   Expenses, excluding distribution
      fees...........................         .95%         .97%       1.00%        .97%       1.09%
   Net investment income.............        2.53%        2.90%       2.84%       3.88%       3.97%
For Class A, B, C and Z shares:
   Portfolio turnover rate...........          97%         201%        108%         83%        105%
   Average commission rate paid per
      share                                $.0569          N/A         N/A         N/A         N/A

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                               PRUDENTIAL ALLOCATION FUND
Financial Highlights                           BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                                                   Class B                                       Class C
                                         ------------------------------------------------------------     ----------------------
                                                                                                                       August 1,
                                                                                                            Year        1994(a)
                                                             Year Ended July 31,                           Ended        through
                                         ------------------------------------------------------------     July 31,     July 31,
                                           1996         1995         1994         1993         1992         1996         1995
                                         --------     --------     --------     --------     --------     --------     ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................    $  12.00     $  11.09     $  11.72     $  10.98     $  10.71      $ 12.00      $ 11.12
                                         --------     --------     --------     --------     --------     --------     ---------
Income from investment operations
Net investment income................         .21          .26          .24          .34          .35          .21          .21
Net realized and unrealized gain
   (loss) on investment
   transactions......................         .28         1.10         (.05)        1.16          .82          .28         1.12
                                         --------     --------     --------     --------     --------     --------     ---------
   Total from investment
      operations.....................         .49         1.36          .19         1.50         1.17          .49         1.33
                                         --------     --------     --------     --------     --------     --------     ---------
Less distributions
Dividends from net investment
   income............................        (.20)        (.25)        (.28)        (.29)        (.36)        (.20)        (.25)
Distributions from net realized gains
   on investment and foreign currency
   transactions......................        (.49)        (.20)        (.54)        (.47)        (.54)        (.49)        (.20)
                                         --------     --------     --------     --------     --------     --------     ---------
   Total distributions...............        (.69)        (.45)        (.82)        (.76)        (.90)        (.69)        (.45)
                                         --------     --------     --------     --------     --------     --------     ---------
Net asset value, end of period.......    $  11.80     $  12.00     $  11.09     $  11.72     $  10.98      $ 11.80      $ 12.00
                                         --------     --------     --------     --------     --------     --------     ---------
                                         --------     --------     --------     --------     --------     --------     ---------
TOTAL RETURN(c):.....................        4.05%       12.79%        1.61%       14.27%       11.48%        4.05%       12.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......    $420,465     $392,291     $445,609     $321,831     $225,995      $ 3,525      $ 3,046
Average net assets (000).............    $437,792     $409,419     $392,133     $267,340     $189,358      $ 2,444      $   920
Ratios to average net assets:(c)
   Expenses, including distribution
      fees...........................        1.95%        1.97%        2.00%        1.97%        2.09%        1.95%        2.04%(b)
   Expenses, excluding distribution
      fees...........................         .95%         .97%        1.00%         .97%        1.09%         .95%        1.04%(b)
   Net investment income.............        1.78%        2.34%        2.08%        3.04%        3.25%        1.78%        2.20%(b)
                                       Class Z
                                       --------
                                       March 1,
                                       1996(d)
                                       through
                                       July 31,
                                         1996
                                       --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................   $12.16
                                       --------
Income from investment operations
Net investment income................      .13
Net realized and unrealized gain
   (loss) on investment
   transactions......................     (.28)
                                       --------
   Total from investment
      operations.....................     (.15)
                                       --------
Less distributions
Dividends from net investment
   income............................     (.16)
Distributions from net realized gains
   on investment and foreign currency
   transactions......................       --
                                       --------
   Total distributions...............     (.16)
                                       --------
Net asset value, end of period.......   $11.85
                                       --------
                                       --------
TOTAL RETURN(c):.....................    (1.24)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......   $4,015
Average net assets (000).............   $4,217
Ratios to average net assets:(c)
   Expenses, including distribution
      fees...........................      .95%(b)
   Expenses, excluding distribution
      fees...........................      .95%(b)
   Net investment income.............     2.72%(b)

---------------
(a) Commencement of offering of Class C shares.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                         -----

                                                 PRUDENTIAL ALLOCATION FUND
Report of Independent Accountants                BALANCED PORTFOLIO
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Allocation Fund--Balanced Portfolio
We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Prudential Allocation Fund --Balanced Portfolio as of July 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of July 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Allocation Fund--Balanced Portfolio as of July 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
September 16, 1996
--------------------------------------------------------------------------------

Portfolio of Investments as of     PRUDENTIAL ALLOCATION FUND
July 31, 1996                      STRATEGY PORTFOLIO
------------------------------------------------------------
------------------------------------------------------------

Shares     Description                              Value (Note 1)
------------------------------------------------------------------
LONG-TERM INVESTMENTS--72.0%
COMMON STOCKS--51.1%
------------------------------------------------------------------
Aerospace/Defense--1.3%
  50,000   Boeing Co.                               $   4,425,000
------------------------------------------------------------------
Airlines--1.9%
  16,600   AMR Corp.                                    1,309,325
 277,700   USAir Group Inc.                             5,068,025
                                                    -------------
                                                        6,377,350
------------------------------------------------------------------
Chemicals--2.4%
 223,900   Agrium Inc. (Canada)                         2,835,621
  95,200   Polymer Group, Inc.                          1,213,800
  96,300   Union Carbide Corp.                          4,044,600
                                                    -------------
                                                        8,094,021
------------------------------------------------------------------
Computer Related Equipment--1.4%
  75,700   Comverse Technology, Inc.*                   2,337,238
  24,900   Dupont Canada Inc. (Canada)                    473,100
  36,000   Ross Technology Inc.*                          315,000
  49,000   Western Digital Corp.                        1,463,875
                                                    -------------
                                                        4,589,213
------------------------------------------------------------------
Computer Software & Services--4.0%
 118,000   Cisco Systems, Inc.*                         6,106,500
  36,000   Engineering Animation Inc.                     576,000
  72,200   Macromedia, Inc.                             1,164,225
  18,000   Microsoft Corp.*                             2,121,750
 128,100   Network Express, Inc.*                         992,775
  15,900   PIXAR Inc.*                                    210,675
  26,600   Primark Corporation*                           718,200
  87,000   Softkey International Inc.*                  1,609,500
                                                    -------------
                                                       13,499,625
Containers & Packing--0.8%
 210,800   Stone Container Corp.                    $   2,635,000
------------------------------------------------------------------
Drugs & Health Care--5.2%
  82,000   AMGEN, Inc.*                                 4,479,250
  46,900   Bard (C.R.), Inc.                            1,430,450
  70,600   Ciba-Geigy Ltd. (ADR) (Switzerland)          4,218,350
  85,700   St. Jude Medical, Inc.*                      2,881,662
 129,200   United States Surgical Corp.                 4,425,100
                                                    -------------
                                                       17,434,812
------------------------------------------------------------------
Electrical Equipment--2.0%
 188,700   UCAR International Inc.*                     6,580,913
------------------------------------------------------------------
Electronics--3.1%
  61,700   Burr-Brown Corp.                             1,095,175
  26,000   Intel Corp.                                  1,953,250
  84,000   Ultratech Stepper Inc.*                      1,428,000
 225,000   Uniphase Corp.*                              5,850,000
                                                    -------------
                                                       10,326,425
------------------------------------------------------------------
Exploration & Production--1.4%
  70,000   Alberta Energy Co. Ltd.                      1,286,250
  85,000   Noble Affiliates, Inc.                       3,346,875
                                                    -------------
                                                        4,633,125
------------------------------------------------------------------
Financial Services--8.5%
  99,000   Advanta Corp. (ADS)                          4,306,500
  57,800   Citicorp                                     4,732,375
 181,200   Federal National Mortgage Association        5,753,100
  49,200   Student Loan Marketing Association           3,591,600
 213,400   The Money Store, Inc.                        5,201,625
 111,150   Travelers Group Inc.                         4,696,087
                                                    -------------
                                                       28,281,287

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                         -----

Portfolio of Investments as of     PRUDENTIAL ALLOCATION FUND
July 31, 1996                      STRATEGY PORTFOLIO
------------------------------------------------------------
------------------------------------------------------------

Shares     Description                              Value (Note 1)
------------------------------------------------------------------
Foods--1.7%
 186,700   RJR Nabisco Holdings Corp.               $   5,741,025
------------------------------------------------------------------
Hospital Management--1.6%
  91,800   Columbia/ HCA Healthcare Corp.               4,704,750
  71,400   Physician Corp. of America*                    731,850
                                                    -------------
                                                        5,436,600
------------------------------------------------------------------
Insurance--2.8%
  53,000   Aetna, Inc.                                  3,080,625
  23,300   Amerin Corp.*                                  518,425
  20,600   Equitable of Iowa Cos.                         715,850
  31,500   SunAmerica, Inc.                             1,913,625
  64,600   The PMI Group, Inc.                          3,068,500
                                                    -------------
                                                        9,297,025
------------------------------------------------------------------
Integrated Producers--2.7%
  55,000   Exxon Corp.                                  4,523,750
 125,000   Societe Nationale Elf Aquitaine, ADR
             (France)                                   4,500,000
                                                    --------------
                                                        9,023,750
------------------------------------------------------------------
Leisure--0.9%
 107,800   Carnival Cruise Lines, Inc.                  2,897,125
------------------------------------------------------------------
Metals-Non Ferrous--1.2%
  70,600   Aluminum Co. of America                      4,094,800
------------------------------------------------------------------
Miscellaneous Industrial--1.2%
  83,600   Varity Corp.*                                3,929,200
------------------------------------------------------------------
Oil Services--0.5%
  69,400   Weatherford Enterra Inc.                     1,708,975
------------------------------------------------------------------
Restaurants--2.2%
  76,100   Lone Star Steakhouse & Saloon, Inc.          2,378,125
 105,000   McDonald's Corp.                             4,869,375
                                                    -------------
                                                        7,247,500
Retail--1.1%
 115,400   Dillard Department Stores, Inc.          $   3,620,675
------------------------------------------------------------------
Steel & Metals--0.7%
  44,700   AK Steel Holding Corp.*                      1,637,138
  80,000   National Steel Corp.*                          790,000
                                                    -------------
                                                        2,427,138
-----------------------------------------------------------------
Telecommunications--2.5%
 114,600   ADC Telecommunications, Inc.                 4,841,850
 151,100   NEXTEL Communications, Inc.*                 2,285,387
  55,500   Westell Technologies Inc.                    1,345,875
                                                    -------------
                                                        8,473,112
                                                    -------------
           Total common stocks
             (cost $162,078,652)                      170,773,696
                                                    -------------

Moody's        Principal
Rating         Amount
(Unaudited)    (000)
------------   --------
DEBT OBLIGATIONS--20.9%
CORPORATE BONDS--3.0%
-----------------------------------------------------------------
Chemicals--1.2%
Ba3            $  2,000    G I Holdings, Inc.,
                             Sr. Notes Ser. B,
                             10.00%, 2/15/06              1,930,000
Ba3               2,000    Owens-Illinois Inc.,
                             Gtd. Deb.,
                             11.00%, 12/1/03              2,155,000
                                                       ------------
                                                          4,085,000
-------------------------------------------------------------------
Hospital Management--0.6%
Ba3               2,000    Tenet Healthcare Corp.,
                             Sr. Sub. Notes,
                             10.125%, 3/1/05              2,120,000

--------------------------------------------------------------------------------
-----                                         See Notes to Financial Statements.

Portfolio of Investments as of     PRUDENTIAL ALLOCATION FUND
July 31, 1996                      STRATEGY PORTFOLIO
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount      Description                 Value (Note 1)
(Unaudited)   (000)
--------------------------------------------------------------------
Retail--0.6%
Ba1           $  2,000    Federated Department Stores, Inc.,
                          Sr. Notes,
                            8.125%, 10/15/02           $  1,970,000
--------------------------------------------------------------------
Telecommunications--0.6%
Ba3              2,000    Century Communications
                            Corp.,
                            Sr. Notes,
                            9.75%, 2/15/02                2,020,000
                                                       ------------
                          Total corporate bonds
                            (cost $10,690,000)           10,195,000
                                                       ------------
SOVEREIGN BONDS--1.2%
                13,950    Argentina Gov't Bond,
                            Zero Coupon, 9/1/97
                            (cost $3,838,058)             3,897,630
                                                       ------------
U.S. GOVERNMENT SECURITIES--16.7%
                11,000    United States Treasury
                            Bonds,
                            6.00%, 2/15/26                9,664,490
                          United States Treasury
                            Notes,
                16,000    6.25%, 6/30/98                 16,012,480
                30,000    6.625%, 6/30/01                30,065,700
                                                       ------------
                          Total U.S. government
                            securities
                            (cost $55,380,558)           55,742,670
                                                       ------------
                          Total debt obligations
                            (cost $69,908,616)           69,835,300
                                                       ------------
                          Total long-term
                            investments
                            (cost $231,987,268)         240,608,996
                                                       ------------


SHORT-TERM INVESTMENTS--28.0%
U.S. GOVERNMENT SECURITIES--0.3%
              $  1,000    United States Treasury
                            Bills,
                            5.06%, 9/19/96,
                            (cost $993,114)            $    993,201
                                                       ------------
REPURCHASE AGREEMENT--27.7%
                92,510    Joint Repurchase Agreement
                            Account,
                            5.64%, 8/1/96,
                            (cost $92,510,000; Note
                            5)                           92,510,000
                                                       ------------
                          Total short-term
                            investments
                            (cost $93,503,114)           93,503,201
                                                       ------------
--------------------------------------------------------------------
Total Investments--100.0%
                          (cost $325,490,382; Note
                            4)                          334,112,197
                          Liabilities in excess of
                            other
                            assets                         (132,204)
                                                       ------------
                          Net Assets--100%             $333,979,993
                                                       ------------
                                                       ------------

---------------
* Non-income producing security.
ADR--American Depository Receipt.
ADS--American Depository Shares.
The Fund's current prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                         -----

                                                      PRUDENTIAL ALLOCATION FUND
Statement of Assets and Liabilities                   STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

Assets                                                                                                           July 31, 1996
                                                                                                                 -------------
Investments, at value (cost $325,490,382)....................................................................      $334,112,197
Cash.........................................................................................................            17,712
Dividends and interest receivable............................................................................         1,040,660
Receivable for investments sold..............................................................................           514,573
Receivable for Fund shares sold..............................................................................           242,645
Deferred expenses............................................................................................            24,702
                                                                                                                   -------------
   Total assets..............................................................................................       335,952,489
                                                                                                                   -------------
Liabilities
Payable for investments purchased............................................................................           786,601
Payable for Fund shares reacquired...........................................................................           529,428
Due to Distributor...........................................................................................           222,993
Due to Manager...............................................................................................           187,064
Accrued expenses.............................................................................................           246,410
                                                                                                                   -------------
   Total liabilities.........................................................................................         1,972,496
                                                                                                                   -------------
Net Assets...................................................................................................      $333,979,993
                                                                                                                   -------------
                                                                                                                   -------------
Net assets were comprised of:
   Shares of beneficial interest, at par.....................................................................      $    278,605
   Paid-in capital in excess of par..........................................................................       294,828,764
                                                                                                                   -------------
                                                                                                                    295,107,369
   Undistributed net investment income.......................................................................         1,072,074
   Accumulated net realized gain on investments..............................................................        29,178,735
   Net unrealized appreciation on investments................................................................         8,621,815
                                                                                                                   -------------
Net assets, July 31, 1996....................................................................................      $333,979,993
                                                                                                                   -------------
                                                                                                                   -------------
Class A:
   Net asset value and redemption price per share
      ($100,211,435 / 8,322,219 shares of beneficial interest issued and outstanding)........................             $12.04
   Maximum sales charge (5.00% of offering price)............................................................               .63
                                                                                                                   -------------
   Maximum offering price to public..........................................................................            $12.67
                                                                                                                   -------------
                                                                                                                   -------------
Class B:
   Net asset value, offering price and redemption price per share
      ($233,040,001 / 19,477,424 shares of beneficial interest issued and outstanding).......................            $11.96
                                                                                                                   -------------
                                                                                                                   -------------
Class C:
   Net asset value, offering price and redemption price per share
      ($728,557 / 60,892 shares of beneficial interest issued and outstanding)...............................            $11.96
                                                                                                                   -------------
                                                                                                                   -------------

--------------------------------------------------------------------------------
-----                                         See Notes to Financial Statements.

PRUDENTIAL ALLOCATION FUND
STRATEGY PORTFOLIO
Statement of Operations
------------------------------------------------------------

                                                    Year Ended
Net Investment Income                              July 31, 1996
Income
   Interest (net of foreign withholdings taxes of
      $1,135)....................................   $  9,729,582
   Dividends (net of foreign withholding taxes of
      $9,523)....................................      2,370,904
                                                   -------------
      Total income...............................     12,100,486
                                                   -------------
Expenses
   Distribution fee--Class A.....................        244,002
   Distribution fee--Class B.....................      2,653,866
   Distribution fee--Class C.....................          4,674
   Management fee................................      2,362,457
   Transfer agent's fees and expenses............        850,000
   Reports to shareholders.......................        181,000
   Custodian's fees and expenses.................        167,000
   Registration fees.............................         55,000
   Legal fees....................................         25,000
   Trustees' fees and expenses...................         22,000
   Audit fee and expenses........................         17,100
   Insurance expense.............................          8,029
   Miscellaneous.................................          2,487
                                                   -------------
      Total expenses.............................      6,592,615
                                                   -------------
Net investment income............................      5,507,871
                                                   -------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Net realized gain (loss) on:
   Investment transactions.......................     36,432,055
   Financial futures contracts...................       (309,212)
   Foreign currency transactions.................        192,017
                                                   -------------
                                                      36,314,860
                                                   -------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments...................................    (25,360,377)
   Foreign currency transactions.................          9,095
                                                   -------------
                                                     (25,351,282)
                                                   -------------
Net gain on investments..........................     10,963,578
                                                   -------------
Net Increase in Net Assets
Resulting from Operations........................   $ 16,471,449
                                                   -------------
                                                   -------------

PRUDENTIAL ALLOCATION FUND
STRATEGY PORTFOLIO
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended July 31,
in Net Assets
                                        1996            1995
Operations
   Net investment income..........  $  5,507,871    $  7,631,204
   Net realized gain on
      investments.................    36,314,860      15,712,614
   Net change in unrealized
      appreciation of
      investments.................   (25,351,282)     20,668,517
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...    16,471,449      44,012,335
                                    ------------    ------------
Net equalization debits...........       (91,163)       (274,536)
                                    ------------    ------------
Dividends and distributions (Note
   1)
   Dividends from net investment
      income
      Class A.....................    (1,971,726)     (1,553,405)
      Class B.....................    (3,432,191)     (5,542,190)
      Class C.....................        (5,649)         (3,515)
                                    ------------    ------------
                                      (5,409,566)     (7,099,110)
                                    ------------    ------------
   Distributions from net realized
      gains on investment
      transactions
      Class A.....................    (6,072,810)     (1,061,481)
      Class B.....................   (16,739,446)     (9,845,692)
      Class C.....................       (23,748)         (5,857)
                                    ------------    ------------
                                     (22,836,004)    (10,913,030)
                                    ------------    ------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      subscribed..................    55,447,312      87,194,600
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions...........    27,153,769      17,309,043
   Cost of shares reacquired......  (102,839,745)   (147,769,905)
                                    ------------    ------------
   Net decrease in net assets from
      Fund share transactions.....   (20,238,664)    (43,266,262)
                                    ------------    ------------
Total decrease....................   (32,103,948)    (17,540,603)
Net Assets
Beginning of year.................   366,083,941     383,624,544
                                    ------------    ------------
End of year.......................  $333,979,993    $366,083,941
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                         -----

                                                      PRUDENTIAL ALLOCATION FUND
Notes to Financial Statements                         STRATEGY PORTFOLIO
--------------------------------------------------------------------------------
Prudential Allocation Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund was organized as an unincorporated business trust in Massachusetts on February 23, 1987 and consists of two series, namely: Balanced Portfolio and Strategy Portfolio. The investment objective of the Strategy Portfolio is to achieve a high total investment return consistent with relatively higher risk through varying the proportions of investments in debt and equity securities, the quality and maturity of debt securities purchased and the price volatility and the type of issuer of equity securities purchased. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of generally accepted accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Any security for which the primary market is on an exchange (including NASDAQ National Market System equity securities) is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day. Corporate bonds (other than convertible debt securities) and U.S. Government and agency securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Forward currency exchange contracts are valued at the current cost of offsetting the contract on the day of valuation. Options are valued at the mean between the most recently quoted bid and asked prices. Futures and options thereon are valued at their last sales price as of the close of the commodities exchange or board of trade.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange.

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

Net realized gains on foreign currency transactions represent net foreign exchange gains from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic
--------------------------------------------------------------------------------
-----                                  B-54

                                                      PRUDENTIAL ALLOCATION FUND
Notes to Financial Statements                         STRATEGY PORTFOLIO
--------------------------------------------------------------------------------
instability or the level of governmental supervision and regulation of foreign securities markets.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin.'' Subsequent payments, known as ``variation margin,'' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Equalization: The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Fund's shares.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of each series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates.

Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally
--------------------------------------------------------------------------------
                                                                           -----
                                     B-55

                                                      PRUDENTIAL ALLOCATION FUND
Notes to Financial Statements                         STRATEGY PORTFOLIO
--------------------------------------------------------------------------------
accepted accounting principles. These differences are primarily due to differing treatments of wash sales and foreign currency transactions.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. For the year ended July 31, 1996, the Strategy Portfolio decreased undistributed net investment income and increased accumulated net realized gain on investments by $474,349. Net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly at an annual rate of .65 of 1% of the average daily net assets of each of the series.

The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Prudential Securities Incorporated (``PSI'') became the distributor of the Class A shares of the Fund effective January 2, 1996 and is serving the Fund under the same terms and conditions as under the arrangement with PMFD and continues as the distributor of the Class B and Class C shares of the Portfolio. The Portfolio compensated PMFD and PSI for distributing and servicing the Portfolio's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Portfolio compensated PSI and PMFD (for the period August 1, 1995 through January 1, 1996 with respect to Class A shares), for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended July 31, 1996.

PMFD and PSI have advised the Portfolio that they received approximately $150,800 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 1996. From these fees, PMFD and PSI paid such sales charges to dealers which in turn paid commissions to salespersons.

PSI has advised the Portfolio that for the year ended July 31, 1996, it received approximately $417,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.

PMFD was a wholly-owned subsidiary of PMF, PSI, PIC and PMF are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Portfolio's transfer agent. During the year ended July 31, 1996, the Portfolio incurred fees of approximately $804,500 for the services of PMFS. As of July 31, 1996, approximately $61,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates.

For the year ended July 31, 1996, PSI received approximately $44,200 in brokerage commissions from portfolio transactions executed on behalf of the Portfolio.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities of the Portfolio, other than short-term investments, for the year ended July 31, 1996 aggregated $439,485,099 and $536,144,172, respectively.

The cost basis of investments for federal income tax purposes is substantially the same as for financial reporting purposes and, accordingly, as of July 31, 1996, net unrealized appreciation for federal income tax purposes was $8,621,815 (gross unrealized appreciation--19,101,833, gross unrealized depreciation--$10,480,018.
--------------------------------------------------------------------------------
-----

                                                      PRUDENTIAL ALLOCATION FUND
Notes to Financial Statements                         STRATEGY PORTFOLIO
--------------------------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government or federal agency obligations. As of July 31, 1996, the Portfolio had a 7.6% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Portfolio represented $92,510,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor was as follows:

Bear, Stearns & Co., Inc., 5.625%, dated 7/31/96, in the principal amount of $344,000,000, repurchase price $344,053,750, due 8/1/96. The value of the collateral including accrued interest is $351,232,252.

Chase Securities, Inc., 5.64%, dated 7/31/96, in the principal amount of $183,822,000, repurchase price $183,850,593, due 8/1/96. The value of the collateral including accrued interest is $188,037,739.

CS First Boston Corp., 5.70%, dated 7/31/96, in the principal amount of $208,000,000, repurchase price $208,032,933, due 8/1/96. The value of the collateral including accrued interest is $212,392,225.

Goldman, Sachs Co., 5.62%, dated 7/31/96, in the principal amount of $136,000,000, repurchase price $136,021,231, due 8/1/96. The value of the collateral including accrued interest is $138,720,353.

Smith Barney Inc., 5.64%, dated 7/31/96, in the principal amount of $344,000,000, repurchase price $344,053,893, due 8/1/96. The value of the collateral including accrued interest is $350,880,898.
------------------------------------------------------------
Note 6. Capital

The Portfolio offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest for the years ended July 31, 1996 and July 31, 1995 were as follows:

Class A                                 Shares          Amount
-----------------------------------   -----------    ------------
Year ended July 31, 1996:
Shares issued......................     2,260,476    $ 28,118,465
Shares issued in reinvestment of
  dividends and distributions......       633,928       7,815,389
Shares reacquired..................    (3,190,632)    (39,885,580)
                                      -----------    ------------
Net decrease in shares outstanding
  before conversion................      (296,228)     (3,951,726)
Shares issued upon conversion from
  Class B..........................     1,640,084      20,771,295
                                      -----------    ------------
Net increase in shares
  outstanding......................     1,343,856    $ 16,819,569
                                      -----------    ------------
                                      -----------    ------------
Year ended July 31, 1995:
Shares issued......................     1,390,817    $ 15,562,421
Shares issued in reinvestment of
  dividends and distributions......       226,669       2,532,533
Shares reacquired..................    (1,480,078)    (17,030,049)
                                      -----------    ------------
Net increase in shares outstanding
  before conversion................       137,408       1,064,905
Shares issued upon conversion from
  Class B..........................     4,041,405      45,163,786
                                      -----------    ------------
Net increase in shares
  outstanding......................     4,178,813    $ 46,228,691
                                      -----------    ------------
                                      -----------    ------------
Class B
-----------------------------------
Year ended July 31, 1996:
Shares issued......................     2,151,781    $ 26,736,221
Shares issued in reinvestment of
  dividends and distributions......     1,576,044      19,309,058
Shares reacquired..................    (5,059,562)    (62,798,210)
                                      -----------    ------------
Net decrease in shares outstanding
  before conversion................    (1,331,737)    (16,752,931)
Shares reacquired upon conversion
  into Class A.....................    (1,650,974)    (20,771,295)
                                      -----------    ------------
Net decrease in shares
  outstanding......................    (2,982,711)   $(37,524,226)
                                      -----------    ------------
                                      -----------    ------------
Year ended July 31, 1995:
Shares issued......................     2,294,936    $ 26,157,592
Shares issued in reinvestment of
  dividends and distributions......     1,357,022      14,767,213
Shares reacquired..................    (7,554,633)    (85,523,598)
                                      -----------    ------------
Net decrease in shares outstanding
  before conversion................    (3,902,675)    (44,598,793)
Shares reacquired upon conversion
  into Class A.....................    (4,066,519)    (45,163,786)
                                      -----------    ------------
Net decrease in shares
  outstanding......................    (7,969,194)   $(89,762,579)
                                      -----------    ------------
                                      -----------    ------------

--------------------------------------------------------------------------------
                                                                           -----

                                                      PRUDENTIAL ALLOCATION FUND
Notes to Financial Statements                         STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

Class C                                 Shares          Amount
-----------------------------------   -----------    ------------
Year ended July 31, 1996:
Shares issued......................        47,663    $    592,626
Shares issued in reinvestment of
  dividends and distributions......         2,388          29,322
Shares reacquired..................       (12,428)       (155,955)
                                      -----------    ------------
Net increase in shares
  outstanding......................        37,623    $    465,993
                                      -----------    ------------
                                      -----------    ------------
August 1, 1994* Through July 31,
  1995:
Shares issued......................        26,928    $    310,801
Shares issued in reinvestment of
  dividends and distributions......           850           9,297
Shares reacquired..................        (4,509)        (52,472)
                                      -----------    ------------
Net increase in shares
  outstanding......................        23,269    $    267,626
                                      -----------    ------------
                                      -----------    ------------

---------------
* Commencement of offering of Class C shares.
------------------------------------------------------------
Note 7. Dividends

On September 16, 1996 the Board of Trustees of the Fund declared the following dividends per share, payable on September 23, 1996 to shareholders of record on September 20, 1996:

                                                       Class B
                                            Class A     and C
                                            -------    -------
Ordinary Income..........................    $0.06     $0.0375

--------------------------------------------------------------------------------
-----

                                                      PRUDENTIAL ALLOCATION FUND
Financial Highlights                                  STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

                                                                 Class A
                                         --------------------------------------------------------

                                                           Year Ended July 31,
                                         --------------------------------------------------------
                                           1996        1995        1994        1993        1992
                                         --------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...    $  12.48     $ 11.60     $ 11.82     $ 12.03     $ 11.45
                                         --------     -------     -------     -------     -------
Income from investment operations
Net investment income................         .27         .38         .30         .42         .35
Net realized and unrealized gain on
   investment and foreign currency
   transactions......................         .35        1.14         .05         .70        1.02
                                         --------     -------     -------     -------     -------
   Total from investment
      operations.....................         .62        1.52         .35        1.12        1.37
                                         --------     -------     -------     -------     -------
Less distributions
Dividends from net investment
   income............................        (.25)       (.30)       (.22)       (.37)       (.37)
Dividends in excess of net investment
   income............................       --          --           (.01)      --          --
Distributions from net realized gains
   on investment and foreign currency
   transactions......................        (.81)       (.34)       (.34)       (.96)       (.42)
                                         --------     -------     -------     -------     -------
   Total distributions...............       (1.06)       (.64)       (.57)      (1.33)       (.79)
                                         --------     -------     -------     -------     -------
Net asset value, end of year.........    $  12.04     $ 12.48     $ 11.60     $ 11.82     $ 12.03
                                         --------     -------     -------     -------     -------
                                         --------     -------     -------     -------     -------
TOTAL RETURN(a):.....................        4.84%      13.95%       2.88%      10.02%      12.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)........    $100,211     $87,081     $32,485     $28,641     $20,378
Average net assets (000).............     $97,601     $57,020     $30,634     $24,216     $15,705
Ratios to average net assets:
   Expenses, including distribution
      fees...........................        1.27%       1.33%       1.26%       1.21%       1.26%
   Expenses, excluding distribution
      fees...........................        1.02%       1.08%       1.03%       1.01%       1.06%
   Net investment income.............        2.06%       3.34%       2.52%       3.61%       3.05%
For Class A, B and C shares:
   Portfolio turnover rate...........         147%        180%         96%        145%        241%
   Average commission rate paid per
      share                                $.0552         N/A         N/A         N/A         N/A

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                         -----

                                                      PRUDENTIAL ALLOCATION FUND
Financial Highlights                                  STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

                                                                   Class B                                       Class C
                                         ------------------------------------------------------------     ----------------------
                                                                                                                       August 1,
                                                                                                            Year        1994(a)
                                                             Year Ended July 31,                           Ended        through
                                         ------------------------------------------------------------     July 31,     July 31,
                                           1996         1995         1994         1993         1992         1996         1995
                                         --------     --------     --------     --------     --------     --------     ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................    $  12.41     $  11.54     $  11.79     $  12.01     $  11.43      $12.41       $ 11.57
                                         --------     --------     --------     --------     --------     --------     ---------
Income from investment operations
Net investment income................         .17          .20          .21          .34          .26         .17           .25
Net realized and unrealized gain on
   investment and foreign currency
   transactions......................         .35         1.22          .05          .70         1.02         .35          1.14
                                         --------     --------     --------     --------     --------     --------     ---------
   Total from investment
      operations.....................         .52         1.42          .26         1.04         1.28         .52          1.39
                                         --------     --------     --------     --------     --------     --------     ---------
Less distributions
Dividends from net investment
   income............................        (.16)        (.21)        (.16)        (.30)        (.28)       (.16)         (.21)
Dividends in excess of net investment
   income............................       --           --            (.01)       --           --          --            --
Distributions from net realized gains
   on investment and foreign currency
   transactions......................        (.81)        (.34)        (.34)        (.96)        (.42)       (.81)         (.34)
                                         --------     --------     --------     --------     --------     --------     ---------
   Total distributions...............        (.97)        (.55)        (.51)       (1.26)        (.70)       (.97)         (.55)
                                         --------     --------     --------     --------     --------     --------     ---------
Net asset value, end of period.......    $  11.96     $  12.41     $  11.54     $  11.79     $  12.01      $11.96       $ 12.41
                                         --------     --------     --------     --------     --------     --------     ---------
                                         --------     --------     --------     --------     --------     --------     ---------
TOTAL RETURN(c):.....................        4.03%       13.05%        2.11%        9.21%       11.53%       4.03%        12.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......    $233,040     $278,714     $351,140     $357,287     $314,771        $729          $289
Average net assets (000).............    $265,387     $307,439     $362,579     $339,225     $267,525        $467          $170
Ratios to average net assets:(c)
   Expenses, including distribution
      fees...........................        2.02%        2.08%        2.03%        2.01%        2.06%       2.02%         2.10%(b)
   Expenses, excluding distribution
      fees...........................        1.02%        1.08%        1.03%        1.01%        1.06%       1.02%         1.10%(b)
   Net investment income.............        1.31%        1.77%        1.77%        2.79%        2.27%       1.31%         2.27%(b)

---------------
(a) Commencement of offering of Class C shares.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
-----                                         See Notes to Financial Statements.

                                                      PRUDENTIAL ALLOCATION FUND
Report of Independent Accountants                     STRATEGY PORTFOLIO
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Allocation Fund--Strategy Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Prudential Allocation Fund--Strategy Portfolio as of July 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of July 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Allocation Fund--Strategy Portfolio as of July 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
September 16, 1996

--------------------------------------------------------------------------------

                    APPENDIX I--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    The following chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY
                       (VALUE OF $1 INVESTED ON 12/31/25)

                                    [CHART]

SMALL STOCKS                    $   3,822
COMMON STOCKS                   $   1,114
LONG-TERM
BONDS                           $      34
TREASURY BILLS                  $      13
INFLATION                       $       9

Source: Prudential Investment Corporation based on data from Ibbotson Associates' ENCORR Software, Chicago, Illinois. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                                    [CHART]

YEAR                                            '87        '88        '89        '90        '91        '92        '93        '94
-------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
U.S. TREASURY BONDS                                2.0%       7.0%      14.4%       8.5%      15.3%       7.2%      10.7%      -3.4%
MORTGAGE SECURITIES                                4.3%       8.7%      15.4%      10.7%      15.7%       7.0%       6.8%      -1.6%
U.S. CORPORATE BONDS                               2.6%       9.2%      14.1%       7.1%      18.5%       8.7%      12.2%      -3.9%
U.S. HIGH YIELD CORPORATE BONDS                    5.0%      12.5%       0.8%      -9.6%      46.2%      15.8%      17.1%      -1.0%
WORLD GOVERNMENT BONDS                            35.2%       2.3%      -3.4%      15.3%      16.2%       4.8%      15.1%       6.0%
DIFFERENCE BETWEEN HIGHEST AND LOWEST
 RETURN IN PERCENT                                33.2       10.2       18.8       24.9       30.9       11.0       10.3        9.9

YEAR                                            '95
-------------------------------------------  ---------
U.S. TREASURY BONDS                               18.4%
MORTGAGE SECURITIES                               16.8%
U.S. CORPORATE BONDS                              22.3%
U.S. HIGH YIELD CORPORATE BONDS                   19.2%
WORLD GOVERNMENT BONDS                            19.6%
DIFFERENCE BETWEEN HIGHEST AND LOWEST
 RETURN IN PERCENT                                 5.5

(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from 1986 through 1995. It does not represent the performance of any Prudential Mutual Fund.

                                    [CHART]

HONG KONG           23.8%
BELGIUM             20.7%
SWEDEN              19.4%
NETHERLAND          19.3%
SPAIN               17.9%
SWITZERLAND         17.1%
FRANCE              15.3%
U.K.                15.0%
U.S.                14.8%
JAPAN               12.8%
AUSTRIA             10.9%
GERMANY             10.7%

Source: Morgan Stanley Capital International (MSCI). Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.

This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

                                    [CHART]

CAPITAL APPRECIATION
 AND REINVESTING
 DIVIDENDS                   $ 186,208
CAPITAL APPRECIATION
 ONLY                        $  66,913

Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

           ---------------------------------------------------------
                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                           WORLD TOTAL: $9.2 TRILLION

                                    [CHART]

CANADA                        2.2%
EUROPE                       28.3%
U.S.                         40.8%
PACIFIC
BASIN                        28.7%

Source: Morgan Stanley Capital International, December 1995. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of 1579 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

    This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1995)
                                    [CHART]

------------------------------
Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1994. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

    The following chart, although not relevant to share ownership in the Fund, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1975 through December 31, 1995. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed of one-third U.S. stock (S&P
500), one-third foreign stock (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.
                                    [CHART]

                                                            LEHMAN
                         EAFE           S&P 500          AGGREGATE
                         69.9%             37.6%              32.6%
                        -23.2%             -7.2%              -2.9%

------------------------------
* Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

                  APPENDIX II--GENERAL INVESTMENT INFORMATION

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

              APPENDIX III--INFORMATION RELATING TO THE PRUDENTIAL

    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

    The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.

    MONEY MANAGEMENT. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1995, INSTITUTIONAL INVESTOR ranked Prudential the third largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1994. As of December 31, 1995, Prudential had more than $314 billion in assets under management. Prudential's Money Management Group (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.

    REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.(2)

    HEALTHCARE. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.

    FINANCIAL SERVICES. The Prudential Bank, a wholly-owned subsidiary of the Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

    Prudential Mutual Fund Management is one of the sixteen largest mutual fund companies in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

------------------------
(1) Prudential Mutual Fund Investment Management, a unit of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Fund, Inc. and BlackRock Financial Management, Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.

(2) As of December 31, 1994.

                                     III-1

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

    EQUITY FUNDS. FORBES magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

    TRADING DATA.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

------------------------
(3) As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.

(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage Funds.

(6) As of December 31, 1994.

                                     III-2

    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI.(7)

    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

    In 1995, Prudential Securities' equity research team ranked 8th in INSTITUTIONAL INVESTOR magazine's 1995 "All America Research Team" survey. Five Prudential Securities' analysts were ranked as first-team finishers.(8)

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects-SM-, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

------------------------
(7) As of December 31, 1994.

(8) On an annual basis, INSTITUTIONAL INVESTOR magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     III-3

                            PRUDENTIAL MUTUAL FUNDS
                       SUPPLEMENT DATED NOVEMBER 14, 1996

    The following information supplements the Statement of Additional Information of each of the Funds listed below:

    On October 30, 1996, shareholders voted for the proposals summarized below.

ELECTION OF DIRECTORS/TRUSTEES

    ALL FUNDS. The shareholders elected each of Edward D. Beach, Delayne Dedrick Gold, Robert F. Gunia, Douglas H. McCorkindale, Donald D. Lennox, Mendel A. Melzer, Thomas T. Mooney, Stephen P. Munn, Richard A. Redeker, Robin B. Smith, Louis A. Weil, III and Clay T. Whitehead as Directors/Trustees of each of the Funds.

INVESTMENTS IN SECURITIES OF OTHER INVESTMENT COMPANIES

    PRUDENTIAL EQUITY INCOME FUND AND PRUDENTIAL SMALL COMPANIES FUND, INC. Each Fund's investment restriction regarding the purchase of shares of investment companies is modified to permit each Fund to invest up to 10% of its total assets in the shares of other investment companies. Generally, the Funds will not invest more than 5% of its total assets in such securities. To the extent that a Fund does invest in securities of other investment companies, shareholders may be subject to duplicate management and advisory fees.

INVESTMENT IN UNSEASONED ISSUERS

    PRUDENTIAL EQUITY FUND, INC., PRUDENTIAL EQUITY INCOME FUND, PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC., PRUDENTIAL JENNISON SERIES FUND, INC. AND PRUDENTIAL SMALL COMPANIES FUND, INC. The restriction regarding the purchase of securities issued by unseasoned issuers (companies less than three years old) is no longer fundamental and may, therefore, be modified or eliminated in the future by the Board of Director/Trustees without shareholder approval.

SECURITIES LENDING

    PRUDENTIAL EQUITY FUND, INC. AND PRUDENTIAL MULTI-SECTOR FUND, INC. Each Fund's fundamental restriction regarding securities lending is modified to permit each Fund to make loans of portfolio securities in amounts up to 30% of the Fund's total assets.

OPTIONS ON STOCK AND STOCK INDICES

    PRUDENTIAL SMALL COMPANIES FUND, INC. The Fund is permitted to purchase and sell over-the-counter (OTC) options on stocks and options on stock indices in addition to its current ability to purchase and sell options on (i) equity securities that are traded on securities exchanges or (ii) stock indices that are traded on national securities exchanges or listed on NASDAQ (listed options). The Fund intends to use OTC options for the same purposes for which it currently used, or considers for use listed options, namely to reduce certain risks of its investments and to attempt to enhance return.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    PRUDENTIAL SMALL COMPANIES FUND, INC. The restrictions regarding the Fund's ability to engage in foreign currency exchange transactions have been modified to permit the Fund to hedge the foreign portion of its portfolio by entering into forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign currencies and options thereon. Currently the Fund is permitted to invest up to 15% of its total assets in foreign securities.

    Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the investment adviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position that if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and markets; (2) imperfect correlation between the price of options and stock index futures and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions.

SEGREGATION OF ASSETS

    PRUDENTIAL EQUITY FUND, INC., PRUDENTIAL EQUITY INCOME FUND, PRUDENTIAL MULTI-SECTOR FUND, INC., PRUDENTIAL SMALL COMPANIES FUND, INC. AND PRUDENTIAL UTILITY FUND, INC.

    In circumstances where a Fund's custodian maintains a segregated account of the Fund for options transactions, futures contracts and options thereon and/or forward foreign currency exchange contracts, the funds to be maintained in a segregated account include cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value equal to or greater than the Fund's commitments.

    Listed below are the names of the Prudential Mutual Funds and the dates of the Statements of Additional Information (SAI) to which this Supplement relates.

NAME OF FUND                                              SAI DATE
--------------------------------------------------------  ----------------------
Prudential Allocation Fund                                September 27, 1996
Prudential Equity Fund, Inc.                              March 1, 1996
Prudential Equity Income Fund                             January 2, 1996
Prudential Global Limited Maturity Fund, Inc.             February 26, 1996
Prudential Intermediate Global Income Fund, Inc.          March 1, 1996
Prudential Jennison Series Fund, Inc.                     September 12, 1996
Prudential Multi-Sector Fund, Inc.                        June 28, 1996
Prudential Small Companies Fund, Inc.                     November 29, 1995
Prudential Utility Fund, Inc.                             March 1, 1996
The Global Government Plus Fund, Inc.                     January 15, 1996
The Global Total Return Fund, Inc.                        January 15, 1996

PRUDENTIAL ALLOCATION FUND:
STRATEGY PORTFOLIO

PERFORMANCE AT A GLANCE

U.S. stock and bond prices climbed over the six months ending January 31, 1997, as corporate profits rose, interest rates fell, and inflation remained stable. The stock market was exceptional, as the Dow Jones Industrial Average first broke through 6000 and then approached 7000 (only to surpass it in February). Your Prudential Allocation Fund: Strategy Portfolio delivered an excellent performance, returning about 15% over the six months, ahead of the average flexible fund measured by Lipper Analytical Services. The Portfolio's strong return was the result of its emphasis on technology and financial stocks, the same sectors that led the market higher.


CUMULATIVE TOTAL RETURNS(1)                                        AS OF 1/31/97
--------------------------------------------------------------------------------
                                    SIX       ONE      FIVE         SINCE
                                  MONTHS     YEAR      YEARS    INCEPTION(2)
--------------------------------------------------------------------------------
CLASS A                            15.0%     12.2%     60.5%       110.0%
CLASS B                            14.6      11.3      54.5        125.5
CLASS C                            14.6      11.3       N/A         34.4
CLASS Z                             N/A       N/A       N/A          6.4
LIPPER FLEXIBLE PORT. AVG.(3)      13.9      14.8      74.3           **


AVERAGE ANNUAL TOTAL RETURNS(1)                                   AS OF 12/31/96
--------------------------------------------------------------------------------
                                              ONE      FIVE         SINCE
                                             YEAR      YEARS    INCEPTION(2)
--------------------------------------------------------------------------------
CLASS A                                      11.8%      9.0%        11.0%
CLASS B                                      11.0       8.2          8.9
CLASS C                                      11.0       N/A         12.1

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares and a declining contingent deferred sales charge of 5%, 4%, 3%, 2%, 1% and 1% over six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares after approximately seven years. Class Z shares are not subject to a sales charge or a distribution and/or service fee. Since Class Z shares have been in existence for less than a year, no average annual total returns are shown.

(2) Inception dates: 1/22/90 Class A; 9/15/87 Class B; 8/1/94 Class C; 10/21/96
Class Z.

(3) Lipper average returns are for 203 funds for six months, 185 funds for one year, 48 funds for five years.

** The Lipper Since Inception category return for Class A shares is 127.1%, which includes 37 funds; for Class B is 144.8% for 17 funds; for Class C is 47.0% for 127 funds and for Class Z is 6.8% for 215 funds.


                            HOW INVESTMENTS COMPARED.
                                 (AS OF 1/31/97)

     12-Month Total Returns
     20-Year Average Annual Total Returns

                                    [GRAPH]

             U.S.          GENERAL        GENERAL         U.S.
            GROWTH          BOND         MUNI DEBT       TAXABLE
             FUNDS          FUNDS         FUNDS        MONEY FUNDS

SOURCE: LIPPER ANALYTICAL SERVICES. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. GROWTH FUNDS will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other invest-ments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

GENERAL BOND FUNDS provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

GENERAL MUNICIPAL DEBT FUNDS invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

MONEY MARKET FUNDS attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

MERGER VOTE.

THE BOARD OF TRUSTEES HAS RECENTLY APPROVED A PROPOSAL TO EXHANGE THE ASSETS AND LIABILITIES OF THE STRATEGY PORTFOLIO FOR SHARES OF THE BALANCED PORTFOLIO OF THE FUND. FOR MORE INFORMATION, PLEASE SEE THE "PRESIDENT'S MESSAGE" ON PAGE 2.


GREG GOLDBERG AND GREG A. SMITH, FUND MANAGERS

[PHOTOS]

PORTFOLIO MANAGERS' REPORT

Greg A. Smith, chief investment strategist of Prudential Securities, provides sector allocation advice for the Prudential Allocation Fund: Strategy Portfolio, while Portfolio Manager Greg Goldberg selects individual securities. The Portfolio is invested in a diversified portfolio of stocks, bonds and money market instruments. There can be no assurance that the Portfolio's investment objective will be achieved.


STRATEGY SESSION.

We manage the Portfolio seeking a high investment return by holding a diversified portfolio of stocks, bonds and cash. Our allocations to stocks, bonds and cash have varied widely.

Over the last six months, as the stock market worked its way up to 6000 as measured by the Dow Jones Industrial Average, we put more of our cash to work in stocks. Stocks moved to 75% of assets, while cash fell to 11% and bonds to 14% of assets.

The stock portion of the portfolio is managed with a growth philosophy. But we have been concerned that prices are getting high. We prefer growth at a reasonable price. Since Thanksgiving, we've been finding opportunities in smaller and medium-sized companies that have been priced more attractively than large companies.

GROWTH PRICED REASONABLY.

As a result, we've taken profits in some of our larger-company stocks and increased our holdings in small to medium-sized companies (those whose total market worth is less than $5 billion). For example, we trimmed our holdings in Microsoft and Intel, and added to our holdings like Weatherford Enterra and other oil service industry stocks.

We must say we haven't been immediately successful. Some of these small company stocks have had a difficult time in 1997. (Oil service industry stocks fell as much as 20% early this year). But we suspect that the market will come around to our way of thinking sometime this year.

                       INVESTMENT ALLOCATION
                        SIX-MONTH COMPARISONS
                         STRATEGY PORTFOLIO

            1/31/97        7/31/96        1/31/96

STOCKS*       75%            51%            44%
BONDS         14%            21%            44%
CASH          11%            28%            12%


Expressed as a percentage of total net assets on the dates above.
* Includes convertible securities.

FIVE LARGEST HOLDINGS.
2.7% FNMA Financial Services
2.4% NOVARTIS AG Pharmaceuticals
2.2% TRAVELERS GROUP Financial Services
2.1% EXXON CORP. Oil and Gas
2.1% UNIPHASE CORP. Electronics

Expressed as a percentage of total net assets as of 1/31/97.

WHAT WENT WELL.

TECH & FINANCE.

Technology and financial stocks led the market over the last six months, and we're glad that we had substantial holdings in these stocks. As a percentage of our total assets in stocks, we held nearly 21% in technology -- one and a half times as much as the market as a whole, and nearly 19% in financial stocks -- more than the market.

In 1996, the big technology stocks were tops. Names like Intel, Microsoft and IBM led the sector. In the last six months, all technology stocks rose 42%, as measured by the S&P. Our top performing holding was Intel, which rose 116%.

Financial stocks rose nearly 36% over the six months. Among our best-performing holdings were Travelers Group, which rose nearly 67% and Student Loan Marketing.

ENERGY & HEALTH

Energy was the third best performing sector during the six months, rising 24%, as the price of crude oil climbed to its highest levels since the Gulf War. Of the funds we invested in stocks, we held nearly 14% in oil stocks, almost twice as much as the market as a whole, and our stocks performed better than the average, too. Our oil services stocks did exceptionally well, with Weatherford Enterra rising 47% during the six months.

We also did well in health care, led by our position in Aetna, the last of the major insurance companies to enter the Health Maintenance Organization business, by acquiring U.S. Healthcare. Aetna stock rose by nearly 37% during the six months.

AND NOT SO WELL.

TECH TROUBLE.

While technology stocks have been rewarding (they've risen 83% in the last two years), it's never been easy to own the right ones at the right time. While we did well with our technology holdings over the last six months, we could have done better. After some of our large company stocks ran up as high as they did (Intel rose 116%), we started to sell some, thinking that smaller company stocks held more potential. We wish we hadn't sold so soon.

One of our holdings, Uniphase, is a small company that makes laser systems. It rose 68%. We thought we found other small to mid-sized companies that would perform well. In the short-term, we were wrong. Instead, Uniphase was more an aberration than a trend, as investors continued to favor liquidity -- owning large companies whose stock can be sold much more quickly and easily than those of the small companies.

LOOKING AHEAD.

We've positioned the Fund to take advantage of a surge in demand for oil and renewed strength in small- and medium-sized company stocks in a number of industries. To date, 1997 hasn't been cooperative.

There was a sizable drop in oil prices early this year, and natural gas prices have fallen as well. That has been hard on one area we like the most -- the oil service stocks. We're still optimistic on this sector.

We also believe in small- to medium-sized company stocks, although they have not performed as well as we expected to date. These stocks have trailed larger stocks for three years in a row now. The stock market is at an all time high. We doubt that this can continue indefinitely. We expect that funds will rotate this year out of the "Nifty 50" -- the biggest company stocks -- and into smaller companies that can be purchased at more reasonable prices.

PRESIDENT'S LETTER                                                 MARCH 3, 1997

PRUDENTIAL ALLOCATION FUND PORTFOLIOS MAY MERGE.


DEAR SHAREHOLDER:

There's important news for shareholders of the Prudential Allocation Fund:
Strategy Portfolio and the Prudential Allocation Fund: Balanced Portfolio.

Strategy Portfolio shareholders will soon be receiving information in the mail concerning the future of their Fund. The Board of Trustees has recently approved a proposal to exchange the assets and liabilities of the Strategy Portfolio for shares of the Balanced Portfolio. If this merger occurs, the Fund will be renamed the Prudential Balanced Fund, and its investment objective will be to seek high total return consistent with moderate risk.

WHY MERGE?

We are continually assessing the operation of our mutual funds to see if they're performing in the most efficient way possible. That means we are constantly searching for new ways to strengthen our investment management and reduce costs while we ensure that the mutual fund's investment objective closely matches your long-term financial needs.

Under the planned merger, Strategy Portfolio shareholders will have their shares (Class A, B, C, and Z) exchanged for like shares of the Balanced Portfolio at net asset value. No sales charges will be imposed. And, each Fund anticipates obtaining an opinion from counsel that no gain or loss for federal income tax purposes would be realized by shareholders as a result of this transaction.

Providing you with the highest quality investment products is our No. 1 priority. We are committed to helping you reach your financial goals.

Sincerely,

/s/ Brian M. Storms

Brian M. Storms
President, Prudential Mutual Funds and Annuities

PORTFOLIO OF INVESTMENTS AS OF                     PRUDENTIAL ALLOCATION FUND
JANUARY 31, 1997 (UNAUDITED)                       STRATEGY PORTFOLIO
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

SHARES     DESCRIPTION                              VALUE (NOTE 1)
------------------------------------------------------------------
LONG-TERM INVESTMENTS--88.6%
COMMON STOCKS--73.0%
------------------------------------------------------------------
AIRLINES--0.7%
 110,700   US Airways, Inc.*                        $   2,310,863
------------------------------------------------------------------
AUTO PARTS--0.6%
  63,368   LucasVarity PLC (ADR) (United
             Kingdom)*                                  2,106,986
------------------------------------------------------------------
CHEMICALS--1.0%
 223,900   Agrium, Inc. (Canada)                        3,397,459
------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES--6.1%
  28,100   C-NET, Inc.*                                   814,900
  86,000   Cisco Systems, Inc.*                         5,998,500
  76,500   Computer Associates International,
             Inc.                                       3,471,187
  59,700   Edify Corp.*                                   776,100
 137,400   Informix Corp.*                              2,851,050
 132,900   Larscom, Inc.*                               1,594,800
  36,000   Microsoft Corp.                              3,672,000
  87,000   The Learning Company, Inc.*                  1,098,375
  34,700   VeriFone, Inc.*                              1,253,538
                                                    -------------
                                                       21,530,450
------------------------------------------------------------------
CONTAINERS & PACKAGING--0.8%
 210,800   Stone Container Corp.                        2,845,800
------------------------------------------------------------------
DRUGS & HEALTH CARE--1.4%
 126,700   United States Surgical Corp.                 5,083,838
------------------------------------------------------------------
ELECTRONICS--6.2%
  61,700   Burr-Brown Corp.*                            1,658,188
 135,400   Checkpoint Systems, Inc.*                    2,826,475
 126,000   Input/Output, Inc.*                          2,992,500
  26,000   Intel Corp.                              $   4,218,500
  37,700   SGS Thomson Microelectronics N.V.*           2,667,275
 168,100   Uniphase Corp.*                              7,333,362
                                                    -------------
                                                       21,696,300
------------------------------------------------------------------
ENTERTAINMENT--1.1%
 107,800   Carnival Corp.                               3,961,650
------------------------------------------------------------------
FINANCIAL SERVICES--10.6%
  46,000   Advanta Corp.                                2,070,000
  57,800   Citicorp                                     6,726,475
 236,200   Federal National Mortgage Association        9,329,900
  49,200   Student Loan Marketing Association           5,356,650
 243,100   The Money Store, Inc.                        6,199,050
 148,200   Travelers Group, Inc.                        7,761,975
                                                    -------------
                                                       37,444,050
------------------------------------------------------------------
FOODS--1.5%
 156,700   RJR Nabisco Holdings Corp.                   5,131,925
------------------------------------------------------------------
HOSPITAL MANAGEMENT--3.3%
  64,000   Aetna, Inc.                                  5,056,000
  97,700   Columbia/HCA Healthcare Corp.                3,859,150
 203,300   Physician Corp. of America*                  1,994,881
  28,900   Sierra Health Services, Inc.*                  791,137
                                                    -------------
                                                       11,701,168
------------------------------------------------------------------
INSURANCE--1.0%
  64,600   The PMI Group, Inc.                          3,375,350
------------------------------------------------------------------
LODGING--1.3%
  40,500   Hilton Hotels Corp.                          1,154,250
 141,900   La Quinta Inns, Inc.                         2,767,050
  30,000   Prime Hospitality Corp.*                       513,750
                                                    -------------
                                                        4,435,050

-----------------------------------------------------------------------------
See Notes to Financial Statements.                                          3

PORTFOLIO OF INVESTMENTS AS OF                     PRUDENTIAL ALLOCATION FUND
JANUARY 31, 1997 (UNAUDITED)                       STRATEGY PORTFOLIO
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

SHARES     DESCRIPTION                              VALUE (NOTE 1)
------------------------------------------------------------------
MACHINERY & EQUIPMENT--0.4%
  64,050   Miller Industries, Inc.                  $   1,297,013
------------------------------------------------------------------
METALS--2.7%
 112,500   AK Steel Holding Corp.                       4,528,125
  70,600   Aluminum Co. of America                      4,871,400
                                                    -------------
                                                        9,399,525
------------------------------------------------------------------
METALS-NON FERROUS--2.0%
 188,700   UCAR International Inc.*                     7,076,250
------------------------------------------------------------------
OIL & GAS--7.9%
  95,300   Alberta Energy Co., Ltd.                     2,370,587
  55,000   Anadarko Petroleum Corp.                     3,561,250
 125,000   Elf Aquitaine S.A. (ADR) (France)            6,062,500
  72,000   Exxon Corp.                                  7,461,000
  85,000   Noble Affiliates, Inc.                       3,708,125
 165,000   YPF Sociedad Anonima (ADR) (Argentina)       4,599,375
                                                    -------------
                                                       27,762,837
------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES--5.9%
  76,300   BJ Services Co.*                             3,528,875
 155,400   Bouygues Offshore S. A.*                     2,020,200
  98,900   J. Ray McDermott, S.A.*                      2,299,425
 108,000   Smith International, Inc.*                   4,914,000
  67,500   The Williams Companies, Inc.                 2,708,438
 153,000   Weatherford Enterra, Inc.*                   5,565,375
                                                    -------------
                                                       21,036,313
------------------------------------------------------------------
PHARMACEUTICALS--4.9%
 144,000   Novartis (ADR) (Switzerland)*                8,280,000
  48,000   Pfizer, Inc.                                 4,458,000
 125,100   Pharmacia & Upjohn, Inc.                     4,659,975
                                                    -------------
                                                       17,397,975
REALTY INVESTMENT TRUST--6.7%
  90,000   Crescent Real Estate Equities Co.        $   4,826,250
 100,000   Developers Diversified Realty Corp.          3,575,000
 120,000   Equity Residential Properties Trust          5,160,000
 162,000   Manufactured Home Communities, Inc.          3,827,250
  65,000   Meditrust Corp.                              2,502,500
  75,000   Patriot American Hospitality, Inc.           3,525,000
                                                    -------------
                                                       23,416,000
------------------------------------------------------------------
RESTAURANTS--0.7%
  57,000   McDonald's Corp.                             2,593,500
------------------------------------------------------------------
RETAIL--1.3%
 160,000   Gap, Inc.                                    4,600,000
------------------------------------------------------------------
TELECOMMUNICATIONS--3.9%
 199,200   ADC Telecommunications, Inc.*                7,146,300
  50,000   Comverse Technology, Inc.*                   2,250,000
 151,100   NEXTEL Communications, Inc.*                 2,323,162
 135,000   Westell Technologies, Inc.                   1,957,500
                                                    -------------
                                                       13,676,962
------------------------------------------------------------------
TEXTILES--0.4%
  95,200   Polymer Group, Inc.*                         1,356,600
------------------------------------------------------------------
TOY MANUFACTURER--0.6%
 127,500   Galoob Toys, Inc.*                           2,231,250
                                                    -------------
           Total common stocks
             (cost $214,194,042)                      256,865,114
                                                    -------------
PREFERRED STOCKS--1.4%
------------------------------------------------------------------
RETAIL--1.4%
  95,000   Kmart Financing
             Conv. Pfd. (cost $4,760,820)               4,845,000

-----------------------------------------------------------------------------
4                                          See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS AS OF                     PRUDENTIAL ALLOCATION FUND
JANUARY 31, 1997 (UNAUDITED)                       STRATEGY PORTFOLIO
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

MOODY'S       PRINCIPAL
RATING        AMOUNT      DESCRIPTION                 VALUE (NOTE 1)
(UNAUDITED)   (000)
--------------------------------------------------------------------
DEBT OBLIGATIONS--14.2%
CORPORATE BONDS--3.3%
--------------------------------------------------------------------
CHEMICALS--1.2%
Ba3           $  2,000    ISP Holdings, Inc.,
                            Sr. Notes
                            9.75%, 2/15/02             $  2,097,500
Ba3              2,000    Owens-Illinois Inc.
                            Gtd. Deb.,
                            11.00%, 12/1/03               2,225,000
                                                       ------------
                                                          4,322,500
--------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES--0.3%
NR               1,055    The Learning Company, Inc.
                            5.50%, 11/1/00                  863,781
--------------------------------------------------------------------
HOSPITAL MANAGEMENT--0.6%
Ba3              2,000    Tenet Healthcare Corp.,
                            Sr. Sub. Notes
                            10.125%, 3/1/05               2,195,000
--------------------------------------------------------------------
RETAIL--0.6%
Ba1              2,000    Federated Dept. Stores,
                            Inc.
                            Sr. Notes,
                            8.125%, 10/15/02              2,053,660
--------------------------------------------------------------------
TELECOMMUNICATIONS--0.6%
Ba3              2,000    Century Communications
                            Corp.,
                            Sr. Notes,
                            9.75%, 2/15/02                2,065,000
                                                       ------------
                          Total corporate bonds
                            (cost $11,584,307)           11,499,941
                                                       ------------
SOVEREIGN BONDS--0.6%
                13,950    Argentina Gov't Bond,
                            Zero Coupon, 9/1/97
                            (cost $3,838,058)             2,243,160
U.S. GOVERNMENT SECURITIES--10.3%
              $  6,500    United States Treasury
                            Bond,
                            6.00%, 2/15/26             $  5,813,405
                          United States Treasury
                            Notes,
                 7,000    6.25%, 6/30/98                  7,044,870
                15,000    6.625%, 6/30/01                15,210,900
                 5,000    6.375%, 9/30/01                 5,020,300
                 3,000    6.50%, 10/15/06                 2,997,180
                                                       ------------
                          Total U.S. government
                            securities
                            (cost $35,586,644)           36,086,655
                                                       ------------
                          Total debt obligations
                            (cost $49,381,858)           49,829,756
                                                       ------------
                          Total long-term
                            investments
                            (cost $268,336,720)         311,539,870
                                                       ------------
SHORT-TERM INVESTMENTS--11.9%
REPURCHASE AGREEMENT
                41,757    Joint Repurchase Agreement
                            Account
                            5.55%, 2/03/97
                            (cost $41,757,000; Note 5)   41,757,000
                                                       ------------
--------------------------------------------------------------------
TOTAL INVESTMENTS--100.5%
                          (cost $310,093,720; Note 4)   353,296,870
                          Liabilities in excess of
                            other assets--(0.5%)         (1,646,386)
                                                       ------------
                          Net Assets--100%             $351,650,484
                                                       ------------
                                                       ------------

---------------
* Non-income producing security.
ADR--American Depository Receipt.
NR--Not Rated by Moody's or Standard & Poor's
The Fund's current Prospectus contains a description of Moody's and
Standard & Poor's ratings.
-----------------------------------------------------------------------------
See Notes to Financial Statements.                                          5

                                                   PRUDENTIAL ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)    STRATEGY PORTFOLIO
-----------------------------------------------------------------------------

ASSETS                                                                                                          JANUARY 31, 1997
                                                                                                                ----------------
Investments, at value (cost $310,093,720).................................................................        $353,296,870
Cash......................................................................................................           1,884,641
Dividends and interest receivable.........................................................................           1,029,231
Receivable for Fund shares sold...........................................................................             202,706
Deferred expenses and other assets........................................................................              21,792
                                                                                                                ----------------
   Total assets...........................................................................................         356,435,240
                                                                                                                ----------------
LIABILITIES
Payable for investments purchased.........................................................................           2,975,274
Payable for Fund share reacquired.........................................................................           1,124,230
Accrued expenses and other liabilities....................................................................             275,960
Due to Distributor........................................................................................             215,513
Due to Manager............................................................................................             193,779
                                                                                                                ----------------
   Total liabilities......................................................................................           4,784,756
                                                                                                                ----------------
NET ASSETS................................................................................................        $351,650,484
                                                                                                                ----------------
                                                                                                                ----------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................        $    282,231
   Paid-in capital in excess of par.......................................................................         299,829,414
                                                                                                                ----------------
                                                                                                                   300,111,645
   Distributions in excess of net investment income.......................................................            (132,493)
   Accumulated net realized gain on investments...........................................................           8,468,182
   Net unrealized appreciation on investments.............................................................          43,203,150
                                                                                                                ----------------
Net assets, January 31, 1997..............................................................................        $351,650,484
                                                                                                                ----------------
                                                                                                                ----------------
Class A:
   Net asset value and redemption price per share
      ($129,970,212 DIVIDED BY 10,385,192 shares of beneficial interest issued and outstanding)...........              $12.51
   Maximum sales charge (5% of offering price)............................................................                 .66
                                                                                                                        ------
   Maximum offering price to public.......................................................................              $13.17
                                                                                                                        ------
                                                                                                                        ------
Class B:
   Net asset value, offering price and redemption price per share
      ($220,552,838 DIVIDED BY 17,747,241 shares of beneficial interest issued and outstanding)...........              $12.43
                                                                                                                        ------
                                                                                                                        ------
Class C:
   Net asset value, offering price and redemption price per share
      ($1,122,810 DIVIDED BY 90,331 shares of beneficial interest issued and outstanding).................              $12.43
                                                                                                                        ------
                                                                                                                        ------
Class Z:
   Net asset value, offering price and redemption price per share
      ($4,624 DIVIDED BY 369 shares of beneficial interest issued and outstanding)........................              $12.53
                                                                                                                        ------
                                                                                                                        ------

-----------------------------------------------------------------------------
6                                          See Notes to Financial Statements.

PRUDENTIAL ALLOCATION FUND
STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

                                                   SIX MONTHS
                                                      ENDED
                                                   JANUARY 31,
NET INVESTMENT INCOME                                 1997
                                                   -----------
Income
   Interest......................................  $ 4,041,330
   Dividends (net of foreign withholding taxes of
      $1,847)....................................    1,308,520
                                                   -----------
      Total income...............................    5,349,850
                                                   -----------
Expenses
   Distribution fee--Class A.....................      144,158
   Distribution fee--Class B.....................    1,186,643
   Distribution fee--Class C.....................        4,893
   Management fee................................    1,149,312
   Transfer agent's fees and expenses............      411,000
   Custodian's fees and expenses.................       85,000
   Reports to shareholders.......................       82,000
   Registration fees.............................       25,000
   Legal fees....................................       12,000
   Trustees' fees and expenses...................       11,000
   Audit fee and expenses........................       10,000
   Insurance expense.............................        4,200
   Miscellaneous.................................        2,609
                                                   -----------
      Total expenses.............................    3,127,815
                                                   -----------
Net investment income............................    2,222,035
                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
   Investment transactions.......................   10,797,439
   Foreign currency transactions.................          (57)
                                                   -----------
                                                    10,797,382
                                                   -----------
Net change in unrealized appreciation
   (depreciation) on investments.................   34,581,335
                                                   -----------
Net gain on investments..........................   45,378,717
                                                   -----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS........................  $47,600,752
                                                   -----------
                                                   -----------

PRUDENTIAL ALLOCATION FUND
STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

                                     SIX MONTHS
                                       ENDED         YEAR ENDED
INCREASE (DECREASE)                 JANUARY 31,       JULY 31,
IN NET ASSETS                           1997            1996
                                    -----------     ------------
Operations
   Net investment income..........  $  2,222,035    $  5,507,871
   Net realized gain on
      investments and foreign
      currency transactions.......    10,797,382      36,314,860
   Net change in unrealized
      appreciation of
      investments.................    34,581,335     (25,351,282)
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...    47,600,752      16,471,449
                                    ------------    ------------
Net equalization debits...........            --         (91,163)
                                    ------------    ------------
Dividends and distributions (Note
   1)
   Dividends from net investment
      income
      Class A.....................      (972,113)     (1,971,726)
      Class B.....................    (1,245,104)     (3,432,191)
      Class C.....................        (4,817)         (5,649)
      Class Z.....................            (1)             --
                                    ------------    ------------
                                      (2,222,035)     (5,409,566)
                                    ------------    ------------
   Dividends in excess of net
      investment income
      Class A.....................       (10,083)             --
      Class B.....................       (12,914)             --
      Class C.....................           (50)             --
                                    ------------    ------------
                                         (23,047)             --
                                    ------------    ------------
   Distributions to shareholders
      from net realized gains on
      investment transactions
      Class A.....................    (9,955,287)     (6,072,810)
      Class B.....................   (21,456,644)    (16,739,446)
      Class C.....................       (95,986)        (23,748)
      Class Z.....................           (18)             --
                                    ------------    ------------
                                     (31,507,935)    (22,836,004)
                                    ------------    ------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      subscribed..................    23,666,697      55,447,312
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions...........    32,301,346      27,153,769
   Cost of shares reacquired......   (52,145,287)   (102,839,745)
                                    ------------    ------------
   Net increase (decrease) in net
      assets from Fund share
      transactions................     3,822,756     (20,238,664)
                                    ------------    ------------
Total increase....................    17,670,491      32,103,948
NET ASSETS
Beginning of period...............   333,979,993     366,083,941
                                    ------------    ------------
End of period.....................  $351,650,484    $333,979,993
                                    ------------    ------------
                                    ------------    ------------

-----------------------------------------------------------------------------
See Notes to Financial Statements.                                          7

                                                   PRUDENTIAL ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)          STRATEGY PORTFOLIO
-----------------------------------------------------------------------------
Prudential Allocation Fund (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund was organized as an unincorporated business trust in Massachusetts on February 23, 1987 and consists of two series, namely: Balanced Portfolio and Strategy Portfolio. The investment objective of the Strategy Portfolio (the "Portfolio") is to achieve a high total investment return consistent with relatively higher risk than the Balanced Portfolio through varying the proportions of investments in debt and equity securities, the quality and maturity of debt securities purchased and the price volatility and the type of issuer of equity securities purchased. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country, industry or region.

-----------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of generally accepted accounting policies followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATION: Any security for which the primary market is on an exchange (including NASDAQ National Market System equity securities) is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day. Corporate bonds (other than convertible debt securities) and U.S. Government and agency securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Forward currency exchange contracts are valued at the current cost of offsetting the contract on the day of valuation. Options are valued at the mean between the most recently quoted bid and asked prices. Futures and options thereon are valued at their last sales price as of the close of the commodities exchange or board of trade.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange.

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

Net realized gains on foreign currency transactions represent net foreign exchange gains from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic
-----------------------------------------------------------------------------
8

                                                    PRUDENTIAL ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)           STRATEGY PORTFOLIO
--------------------------------------------------------------------------------
instability or the level of governmental supervision and regulation of foreign securities markets.

OPTIONS: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

FEDERAL INCOME TAXES: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of each series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates.

DIVIDENDS AND DISTRIBUTIONS: The Fund expects to pay dividends of net investment income quarterly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of wash sales and foreign currency transactions.

EQUALIZATION: Effective August 1, 1996, the Fund discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per share basis to the amount of distribuTable net investment income on the date of the transaction, is credited or charged
-----------------------------------------------------------------------------
                                                                            9

                                                    PRUDENTIAL ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)           STRATEGY PORTFOLIO
--------------------------------------------------------------------------------
to undistributed net investment income. The balance of $1,181,520 of undistributed net investment income at July 31, 1996, resulting from equalization was transferred to paid-in capital in excess of par. Such reclassification has no effect on net assets, results of operations, or net asset value per share.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Fund accounts and reports for distributions to shareholders in accordance with American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. For the six months ended January 31, 1997, the Strategy Portfolio decreased undistributed net investment income and increased accumulated net realized gain on investments by $57. Net realized gains and net assets were not affected by this change.

-----------------------------------------------------------------------------
NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Mutual Fund Management LLC ("PMF"). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly at an annual rate of .65 of 1% of the Portfolio's average daily net assets.

The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI") which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Portfolio compensated PSI for distributing and servicing the Portfolio's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Portfolio.

Pursuant to the Class A, B and C Plans, the Portfolio compensated PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended January 31, 1997.

PSI has advised the Portfolio that it received approximately $67,400 in front-end sales charges resulting from sales of Class A shares during the six months ended January 31, 1997. From these fees, PSI paid such sales charges to dealers which in turn paid commissions to salespersons.

PSI has advised the Portfolio that for the six months ended January 31, 1997, it received approximately $214,600 and $300 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PSI, PIC and PMF are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

-----------------------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), a wholly-owned subsidiary of PMF, serves as the Portfolio's transfer agent. During the six months ended January 31, 1997, the Portfolio incurred fees of approximately $362,700 for the services of PMFS. As of January 31, 1997, approximately $61,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates.

For the six months ended January 31, 1997, PSI received approximately $25,700 in brokerage commissions from portfolio transactions executed on behalf of the Portfolio.

-----------------------------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities of the Portfolio, other than short-term investments, for the six months ended January 31, 1997 aggregated $143,705,924 and $116,521,835, respectively.
The cost basis of investments for federal income tax purposes as of January 31, 1997 was $310,153,624 and accordingly, net unrealized appreciation for federal income tax purposes was $43,143,246 (gross unrealized appreciation--$50,541,294, gross unrealized depreciation--$7,398,048).

-----------------------------------------------------------------------------
NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily
-----------------------------------------------------------------------------
10

                                                    PRUDENTIAL ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)           STRATEGY PORTFOLIO
--------------------------------------------------------------------------------
aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government or federal agency obligations. As of January 31, 1997, the Portfolio had a 3.6% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Portfolio represented $41,757,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor was as follows:

Bear, Stearns & Co., Inc., 5.56%, dated 1/31/97, in the principal amount of $343,000,000, repurchase price $343,158,923, due 2/3/97. The value of the collateral including accrued interest is $350,781,750.

Goldman, Sachs & Co., 5.57%, dated 1/31/97, in the principal amount of $343,000,000, repurchase price $343,159,209, due 2/3/97. The value of the collateral including accrued interest is $349,860,525.

SBC Warburg, 5.40%, dated 1/31/97, in the principal amount of $143,898,000, repurchase price $143,962,754, due 2/3/97. The value of the collateral including accrued interest is $146,829,414.

Smith Barney Inc., 5.57%, dated 1/31/97, in the principal amount of $343,000,000, repurchase price $343,159,209, due 2/3/97. The value of the collateral including accrued interest is $349,860,960.

-----------------------------------------------------------------------------
NOTE 6. CAPITAL

The Portfolio offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective October 21, 1996 the Portfolio commenced offering Class Z shares. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest for the six months ended January 31, 1997 and the fiscal year ended July 31, 1996 were as follows:

CLASS A                                 SHARES          AMOUNT
-----------------------------------   -----------    ------------
Six months ended January 31, 1997:
Shares issued......................     1,007,345    $ 12,702,004
Shares issued in reinvestment of
  dividends and distributions......       863,122      10,649,033
Shares reacquired..................    (1,706,307)    (21,528,016)
                                      -----------    ------------
Net decrease in shares outstanding
  before conversion................       164,160       1,823,021
Shares issued upon conversion from
  Class B..........................     1,898,813      23,221,998
                                      -----------    ------------
Net increase in shares
  outstanding......................     2,062,973    $ 25,045,019
                                      -----------    ------------
                                      -----------    ------------
Year ended July 31, 1996:
Shares issued......................     2,260,476    $ 28,118,465
Shares issued in reinvestment of
  dividends and distributions......       633,928       7,815,389
Shares reacquired..................    (3,190,632)    (39,885,580)
                                      -----------    ------------
Net increase in shares outstanding
  before conversion................      (296,228)     (3,951,726)
Shares issued upon conversion from
  Class B..........................     1,640,084      20,771,295
                                      -----------    ------------
Net increase in shares
  outstanding......................     1,343,856    $ 16,819,569
                                      -----------    ------------
                                      -----------    ------------
CLASS B
----------------------------------
Six months ended January 31, 1997:
Shares issued......................       834,746    $ 10,563,905
Shares issued in reinvestment of
  dividends and distributions......     1,757,775      21,553,436
Shares reacquired..................    (2,410,828)    (30,493,851)
                                      -----------    ------------
Net increase in shares outstanding
  before conversion................       181,693       1,623,490
Shares reacquired upon conversion
  into Class A.....................    (1,911,877)    (23,221,998)
                                      -----------    ------------
Net decrease in shares
  outstanding......................    (1,730,184)   $(21,598,508)
                                      -----------    ------------
                                      -----------    ------------
Year ended July 31, 1996:
Shares issued......................     2,151,781    $ 26,736,221
Shares issued in reinvestment of
  dividends and distributions......     1,576,044      19,309,058
Shares reacquired..................    (5,059,562)    (62,798,210)
                                      -----------    ------------
Net decrease in shares outstanding
  before conversion................    (1,331,737)    (16,752,931)
Shares reacquired upon conversion
  into Class A.....................    (1,650,974)    (20,771,295)
                                      -----------    ------------
Net decrease in shares
  outstanding......................    (2,982,711)   $(37,524,226)
                                      -----------    ------------
                                      -----------    ------------

-----------------------------------------------------------------------------
                                                                           11

                                                   PRUDENTIAL ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)          STRATEGY PORTFOLIO
-----------------------------------------------------------------------------

CLASS C                                 SHARES          AMOUNT
-----------------------------------   -----------    ------------
Six months ended January 31, 1997:
Shares issued......................        30,991    $    396,199
Shares issued in reinvestment of
  dividends and distributions......         8,065          98,867
Shares reacquired..................        (9,616)       (123,420)
                                      -----------    ------------
Net increase in shares
  outstanding......................        29,440    $    371,646
                                      -----------    ------------
                                      -----------    ------------
August 1, 1995* Through July 31,
  1996:
Shares issued......................        47,663    $    592,626
Shares issued in reinvestment of
  dividends and distributions......         2,388          29,322
Shares reacquired..................       (12,428)       (155,955)
                                      -----------    ------------
Net increase in shares
  outstanding......................        37,623    $    465,993
                                      -----------    ------------
                                      -----------    ------------
CLASS Z
-----------------------------------
October 21, 1996**
  through January 31, 1997:
Shares issued......................           368    $      4,589
Shares issued in reinvestment of
  dividends and distributions......             1              10
Shares reacquired..................            --              --
                                      -----------    ------------
Net increase in shares
  outstanding......................           369    $      4,599
                                      -----------    ------------
                                      -----------    ------------

---------------
 * Commencement of offering of Class C shares.
** Commencement of offering of Class Z shares.

-----------------------------------------------------------------------------
NOTE 7. PROPOSED REORGANIZATION

On February 19, 1997, the Board of Trustees of the Fund approved an Agreement and Plan of Reorganization (the "Plan") which provides for the transfer of all of the assets of the Strategy Portfolio to the Balanced Portfolio in exchange for the respective Class A, Class B, Class C and Class Z shares of the Balanced Portfolio and the Balanced Portfolio's assumption of the liabilities of the Strategy Portfolio.

The Plan is subject to approval by the shareholders of the Strategy Portfolio at a shareholder meeting scheduled on or about June 25, 1997. If the Plan is approved, it is expected that the reorganization will take place in July 1997. The Strategy Portfolio and the Balanced Portfolio will each bear their pro-rata share of the costs of the reorganization, including cost of proxy solicitation.

-----------------------------------------------------------------------------
NOTE 8. DIVIDENDS

On March 21, 1997 the Board of Trustees of the Fund declared the following dividends per share, payable on March 31, 1997 to shareholders of record on March 25, 1997:

                                              CLASS B
                                   CLASS A     AND C     CLASS Z
                                   --------   --------   --------
Ordinary Income..................  $ .0650    $ .0400    $ .0725

-----------------------------------------------------------------------------
12

                                                   PRUDENTIAL ALLOCATION FUND
FINANCIAL HIGHLIGHTS (UNAUDITED)                   STRATEGY PORTFOLIO
-----------------------------------------------------------------------------

                                                                               CLASS A
                                               ------------------------------------------------------------------------
                                               SIX MONTHS
                                                  ENDED                          YEAR ENDED JULY 31,
                                               JANUARY 31,     --------------------------------------------------------
                                                  1997           1996        1995        1994        1993        1992
                                               -----------     --------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......     $   12.04      $  12.48     $ 11.60     $ 11.82     $ 12.03     $ 11.45
                                               -----------     --------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income......................           .11           .27         .38         .30         .42         .35
Net realized and unrealized gain on
   investment and foreign currency
   transactions............................          1.67           .35        1.14         .05         .70        1.02
                                               -----------     --------     -------     -------     -------     -------
   Total from investment operations........          1.78           .62        1.52         .35        1.12        1.37
                                               -----------     --------     -------     -------     -------     -------
LESS DISTRIBUTIONS
Dividends from net investment income.......          (.12)         (.25)       (.30)       (.22)       (.37)       (.37)
Dividends in excess of net investment
   income..................................                       --          --           (.01)      --          --
Distributions from net realized gains on
   investment and foreign currency
   transactions............................         (1.19)         (.81)       (.34)       (.34)       (.96)       (.42)
                                               -----------     --------     -------     -------     -------     -------
   Total distributions.....................         (1.31)        (1.06)       (.64)       (.57)      (1.33)       (.79)
                                               -----------     --------     -------     -------     -------     -------
Net asset value, end of period.............     $   12.51      $  12.04     $ 12.48     $ 11.60     $ 11.82     $ 12.03
                                               -----------     --------     -------     -------     -------     -------
                                               -----------     --------     -------     -------     -------     -------
TOTAL RETURN(a):...........................         14.99%         4.84%      13.95%       2.88%      10.02%      12.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............     $ 129,970      $100,211     $87,081     $32,485     $28,641     $20,378
Average net assets (000)...................     $ 114,386       $97,601     $57,020     $30,634     $24,216     $15,705
Ratios to average net assets:
   Expenses, including distribution fees...          1.26%(b)      1.27%       1.33%       1.26%       1.21%       1.26%
   Expenses, excluding distribution fees...          1.01%(b)      1.02%       1.08%       1.03%       1.01%       1.06%
   Net investment income...................          1.74%(b)      2.06%       3.34%       2.52%       3.61%       3.05%
For Class A, B, C and Z shares:
   Portfolio turnover rate.................            40%          147%        180%         96%        145%        241%
   Average commission rate paid per share          $.0576        $.0552         N/A         N/A         N/A         N/A

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized
-----------------------------------------------------------------------------
See Notes to Financial Statements.                                         13

                                                    PRUDENTIAL ALLOCATION FUND
FINANCIAL HIGHLIGHTS (UNAUDITED)                    STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

                                                                                 CLASS B
                                               ----------------------------------------------------------------------------
                                               SIX MONTHS
                                                  ENDED                            YEAR ENDED JULY 31,
                                               JANUARY 31,     ------------------------------------------------------------
                                                  1997           1996         1995         1994         1993         1992
                                               -----------     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......     $   11.96      $  12.41     $  11.54     $  11.79     $  12.01     $  11.43
                                               -----------     --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income......................           .07           .17          .20          .21          .34          .26
Net realized and unrealized gain on
   investment and foreign currency
   transactions............................          1.66           .35         1.22          .05          .70         1.02
                                               -----------     --------     --------     --------     --------     --------
   Total from investment operations........          1.73           .52         1.42          .26         1.04         1.28
                                               -----------     --------     --------     --------     --------     --------
LESS DISTRIBUTIONS
Dividends from net investment income.......          (.07)         (.16)        (.21)        (.16)        (.30)        (.28)
Dividends in excess of net investment
   income..................................                       --           --            (.01)       --           --
Distributions from net realized gains on
   investment and foreign currency
   transactions............................         (1.19)         (.81)        (.34)        (.34)        (.96)        (.42)
                                               -----------     --------     --------     --------     --------     --------
   Total distributions.....................         (1.26)         (.97)        (.55)        (.51)       (1.26)        (.70)
                                               -----------     --------     --------     --------     --------     --------
Net asset value, end of period.............     $   12.43      $  11.96     $  12.41     $  11.54     $  11.79     $  12.01
                                               -----------     --------     --------     --------     --------     --------
                                               -----------     --------     --------     --------     --------     --------
TOTAL RETURN(b):...........................         14.58%         4.03%       13.05%        2.11%        9.21%       11.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............     $ 220,553      $233,040     $278,714     $351,140     $357,287     $314,771
Average net assets (000)...................     $ 235,394      $265,387     $307,439     $362,579     $339,225     $267,525
Ratios to average net assets:
   Expenses, including distribution fees...          2.01%(a)      2.02%        2.08%        2.03%        2.01%        2.06%
   Expenses, excluding distribution fees...          1.01%(a)      1.02%        1.08%        1.03%        1.01%        1.06%
   Net investment income...................          1.02%(a)      1.31%        1.77%        1.77%        2.79%        2.27%

---------------
(a) Annualized.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
-----------------------------------------------------------------------------
14                                         See Notes to Financial Statements.

                                                   PRUDENTIAL ALLOCATION FUND
FINANCIAL HIGHLIGHTS (UNAUDITED)                   STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

                                                                                                   CLASS C
                                                                             ----------------------------------------------------
                                                                                                                     AUGUST 1,
                                                                             SIX MONTHS               YEAR            1995(a)
                                                                                ENDED                ENDED            THROUGH
                                                                             JANUARY 31,            JULY 31,          JULY 31,
                                                                                1997                  1996              1995
                                                                                 -----              --------         ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................................           $ 11.96               $12.41           $ 11.57
                                                                                 -----              --------         ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...............................................               .07                  .17               .25
Net realized and unrealized gain on investment
   and foreign currency transactions................................              1.66                  .35              1.14
                                                                                 -----              --------         ---------
   Total from investment operations.................................              1.73                  .52              1.39
                                                                                 -----              --------         ---------
LESS DISTRIBUTIONS
Dividends from net investment income................................              (.07)                (.16)             (.21)
Dividends in excess of net investment income........................                                  --                --
Distributions from net realized gains on
   investment and foreign currency transactions.....................             (1.19)                (.81)             (.34)
                                                                                 -----              --------         ---------
   Total distributions..............................................             (1.26)                (.97)             (.55)
                                                                                 -----              --------         ---------
Net asset value, end of period......................................           $ 12.43               $11.96           $ 12.41
                                                                                 -----              --------         ---------
                                                                                 -----              --------         ---------
TOTAL RETURN(c):....................................................             14.58%                4.03%            12.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....................................           $ 1,123               $  729           $   289
Average net assets (000)............................................           $   971               $  467           $   170
Ratios to average net assets:
   Expenses, including distribution fees............................              2.01%(b)             2.02%             2.10%(b)
   Expenses, excluding distribution fees............................              1.01%(b)             1.02%             1.10%(b)
   Net investment income............................................               .99%(b)             1.31%             2.27%(b)
                                                                        CLASS Z
                                                                      -----------
                                                                      OCTOBER 21,
                                                                        1996(d)
                                                                        THROUGH
                                                                      JANUARY 31,
                                                                         1997
                                                                        -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................................      12.97
                                                                          -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income...............................................        .08
Net realized and unrealized gain on investment
   and foreign currency transactions................................        .73
                                                                          -----
   Total from investment operations.................................        .81
                                                                          -----
LESS DISTRIBUTIONS
Dividends from net investment income................................       (.06)
Dividends in excess of net investment income........................
Distributions from net realized gains on
   investment and foreign currency transactions.....................      (1.19)
                                                                          -----
   Total distributions..............................................      (1.25)
                                                                          -----
Net asset value, end of period......................................    $ 12.53
                                                                          -----
                                                                          -----
TOTAL RETURN(c):....................................................       6.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....................................    $     5
Average net assets (000)............................................    $   968(e)
Ratios to average net assets:
   Expenses, including distribution fees............................       1.02%(b)
   Expenses, excluding distribution fees............................       1.02%(b)
   Net investment income............................................       2.17%(b)

---------------
(a) Commencement of offering of Class C shares.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Commencement of offering of Class Z shares.
(e) Figures are actual and not rounded to the nearest thousand.
-----------------------------------------------------------------------------
See Notes to Financial Statements.                                         15

                                                   PRUDENTIAL ALLOCATION FUND
SUPPLEMENTAL PROXY INFORMATION                     STRATEGY PORTFOLIO
-----------------------------------------------------------------------------
The Annual Meeting of Shareholders of the Prudential Allocation
Fund--Strategy Portfolio was held on Wednesday, October 30, 1996 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

(1) To elect Directors as follows: Edward D. Beach, Delayne Dedrick Gold, Robert
    F. Gunia, Donald D. Lennox, Douglas H. McCorkindale, Mendel A. Melzer, Thomas T. Mooney, Stephen P. Munn, Richard A. Redeker, Robin B. Smith, Louis
    A. Weill, III and Clay T. Whitehead.

The results of the proxy solicitation on the above matters were as follows:

                    DIRECTOR/MATTER                          VOTES FOR                   VOTES AGAINST               ABSTENTIONS
                   ----------------                       ----------------               -------------               -----------
(1) Edward D. Beach                                           21,666,683                       --                       208,441
    Delayne Dedrick Gold                                      21,673,961                       --                       201,163
    Robert F. Gunia                                           21,676,705                       --                       198,419
    Donald D. Lennox                                          21,666,169                       --                       208,955
    Douglas H. McCorkindale                                   21,672,604                       --                       202,520
    Mendel A. Melzer                                          21,669,027                       --                       206,097
    Thomas T. Mooney                                          21,669,671                       --                       205,453
    Stephen P. Munn                                           21,674,944                       --                       200,180
    Richard A. Redeker                                        21,674,171                       --                       200,953
    Robin B. Smith                                            21,668,067                       --                       207,057
    Louis A. Weil, III                                        21,674,472                       --                       200,652
    Clay T. Whitehead                                         21,676,792                       --                       198,332

-----------------------------------------------------------------------------
16                                         See Notes to Financial Statements.

                                                       PRUDENTIAL MUTUAL FUNDS
                                                       GATEWAY CENTER THREE
                                                       100 MULBERRY STREET
                                                       NEWARK, NJ  07102-4077

                                                       (800) 225-1852
                                                       http://www.prudential.com


TRUSTEES
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Donald D. Lennox
Douglas H. McCorkindale
Mendel A. Melzer
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

OFFICERS
Richard A. Redeker, President
Susan C. Cote, Vice President
Thomas A. Early, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Marguerite E. H. Morrison, Assistant Secretary

MANAGER
Prudential Mutual Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

DISTRIBUTOR
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

INDEPENDENT AUDITORS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of January 31, 1997 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

[LOGO]                                                              ------------
                                                                      BULK RATE
Prudential Mutual Funds                                             U.S. POSTAGE
Gateway Center Three                                                     PAID
100 Mulberry Street                                                  Permit 6807
Newark, NJ  07102-4077                                              New York, NY
(800) 225-1852                                                      ------------



74429R405
74439R504 MF134E4
74429R603 Cat#42M255N
74429R801

--------------------------------------------------------------------------------


                    PRUDENTIAL
                    ALLOCATION
                    FUND

                    ----------------------
                    STRATEGY PORTFOLIO


                                             SEMI
                                             ANNUAL
                                             REPORT
                                             JAN. 31, 1997


                                        [LOGO]

PRUDENTIAL ALLOCATION FUND:
STRATEGY PORTFOLIO

PERFORMANCE AT A GLANCE

U.S. stocks fell sharply this summer as corporate profits weakened. Bond prices fell, too, as interest rates rose. These price declines significantly affected the performance of your Prudential Allocation Fund: Strategy Portfolio, which invests in both stocks and bonds. The Portfolio gained slightly in value during the 12 months ended July 31, 1996, but trailed the average Lipper Flexible Portfolio because its technology holdings were hit particularly hard in December and July.


CUMULATIVE TOTAL RETURNS(1)                                        AS OF 7/31/96
--------------------------------------------------------------------------------
                                              ONE      FIVE         SINCE
                                             YEAR      YEARS     INCEPTION2
--------------------------------------------------------------------------------
CLASS A                                       4.8%     52.1%        82.6%
CLASS B                                       4.0      46.4         96.8
CLASS C                                       4.0       N/A         17.3
LIPPER FLEXIBLE PORT. AVG.(3)                 9.8      67.0        113.5


AVERAGE ANNUAL TOTAL RETURNS(1)                                    AS OF 6/30/96
--------------------------------------------------------------------------------
                                              ONE      FIVE         SINCE
                                             YEAR      YEARS    INCEPTION(2)
--------------------------------------------------------------------------------
CLASS A                                       6.3%      9.2%         9.7%
CLASS B                                       6.1       9.4          8.6
CLASS C                                      10.1       N/A         11.4

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% over six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares after approximately seven years.

(2) Inception dates: 1/22/90 Class A; 9/15/87 Class B; 8/1/94 Class C.

(3) Lipper average returns are for 176 funds for one year, 45 funds for five years and 16 funds since inception of Class B shares on September 15, 1987.


                            HOW INVESTMENTS COMPARED.
                                 (AS OF 7/31/96)

     12-Month Total Returns
     20-Year Average Annual Total Returns

                                    [GRAPH]

             U.S.          GENERAL        GENERAL         U.S.
            GROWTH          BOND         MUNI DEBT       TAXABLE
             FUNDS          FUNDS         FUNDS        MONEY FUNDS

SOURCE: LIPPER ANALYTICAL SERVICES. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. GROWTH FUNDS will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

GENERAL BOND FUNDS provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns historically have been lower than those of stock funds.

GENERAL MUNICIPAL DEBT FUNDS invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

MONEY MARKET FUNDS attempt to preserve a constant share value; they don't fluctuate much in price but historically their returns have been generally among the lowest of the major investment categories.

GROWTH ORIENTED.

PORTFOLIO MANAGER GREG GOLDBERG IS A GROWTH-ORIENTED INVESTOR WHO REVIEWS COMPANY FINANCIAL STATEMENTS TO FIND STOCKS WITH ABOVE-AVERAGE GROWTH AND EARNINGS POTENTIAL. WHEN BUYING BONDS, HE SEEKS INVESTMENTS WITH ATTRACTIVE TOTAL RETURNS THAT MAY BE UNDERVALUED WHEN THEIR PRICES AND YIELDS TO MATURITY ARE COMPARED WITH THE REST OF THE MARKET.


PORTFOLIO MANAGERS' REPORT

[PHOTOS]

Greg A. Smith, chief investment strategist of Prudential Securities, provides sector allocation advice for the Prudential Allocation Fund: Strategy Portfolio, while Portfolio Manager Greg Goldberg selects individual securities. The Portfolio is invested in a diversified portfolio of stocks, bonds (including securities convertible into equity securities) and money market instruments. There can be no assurance that the Portfolio's investment objective will be achieved.

STRATEGY SESSION.

We manage the Portfolio seeking a high investment return by holding a diversified portfolio of stocks, bonds and cash. Our allocations to stocks, bonds and cash can vary widely, depending on our investment outlook. Over the life of the fund, we've held as much as 70% of assets in stocks and as little as 3% in bonds.

This year, the Portfolio looked a lot like it did a year ago, but that masks a lot of changes we made over the last 12 months. We started out on July 31, 1995, with 60% of assets in stocks, 29% in bonds and 11% in cash.

As stock prices rose to extremely high levels late in 1995, we gradually reduced our holdings to 44% of assets and we used the proceeds to buy bonds. When it appeared that bond prices had peaked in February, we started selling and used the proceeds to buy stocks, as we spotted opportunity. By July 31, 1996, 51% of assets were in stocks (up from 44% on January 31, 1996), and 21% of assets were in bonds (down from 44% on January 31, 1996).

The stock portion of the Portfolio is managed with a growth philosophy, and we see strong growth potential in high technology -- not only in electronics but also in tele-communications. When technology stock prices fell sharply last December and again in July, our holdings did not escape unscathed. But the declines we sustained were the result of weakness in the entire sector -- not because of any particular problems in the companies whose stock we own.


                              INVESTMENT ALLOCATION
                              SIX-MONTH COMPARISONS
                               STRATEGY PORTFOLIO

            7/31/96        1/31/96        7/31/95

STOCKS*       51%            44%            60%
BONDS         21%            44%            29%
CASH          28%            12%            11%

Expressed as a percentage of total net assets on the dates above.
* Includes convertible securities.

FIVE LARGEST ISSUES.
2.0% UCAR INTL. Electrical Equipment
1.8% CISCO SYSTEMS Computer Software
1.8% UNIPHASE CORP. Electronics
1.7% FEDERAL NATIONAL MORTGAGE ASSOCIATION Financial Services
1.7% RJR NABISCO Foods

Expressed as a percentage of total net assets as of 7/31/96.


WHAT WENT WELL.

SWITCHING TO STOCKS.

Looking back, we did the right thing by selling bonds and buying stocks early this year. Even though stock prices fell sharply this July, stocks still have performed much better than bonds to date. The S&P 500 is up 5.0% over the seven months ending July 31, while bonds lost 0.9%, as measured by the Lehman Aggregate Bond Index. We cut back on bonds because we saw signs that economic growth would intensify, leading to higher interest rates. We were right. Second quarter GDP (Gross Domestic Product) grew by 4.8%, the fastest rate in two years. That sent long-term interest rates back up to 7% (from almost 6% in January) and bond prices down.

AND NOT SO WELL.

TOO MUCH TECH.

In retrospect, we committed too many assets to technology stocks. As our largest investment, we held 19% of assets in technology in July 1996, up from 17% a year earlier.

Technology stocks declined last fall and again this summer. Until July, we thought we had overcome the setback we sustained in late 1995. Technology stocks had generally risen 20 to 30% above their lows. Then, in July, technology stocks sunk by more than 15% from their 1996 highs, before recovering. This eroded some of the Fund's gains.

Nevertheless, there were some outstanding performers in technology. Our third largest holding, Uniphase, a manufacturer of laser- based semiconductor testing equipment, rose 130% during the last 12 months. Cisco Systems, the leading computer networking company, rose 90%, and Microsoft, the computer software company, was up 30%.

EARLIER WOULD HAVE BEEN BETTER.

We were right to move assets out of bonds and into stocks during the first quarter of 1996, although we would have improved performance had we done so earlier. During the first three months of 1996, stocks returned 5.4%, as measured by the S&P 500 Index, while bonds lost 1.8%, as measured by the Lehman Aggregate Bond Index. So our heavy weighting in bonds during this period was costly, since stocks returned 7% more.

LOOKING AHEAD.

To date, 1996 is turning out to be very different from 1995. Cash inflows into stock mutual funds are no longer setting records, corporate earnings have proved disappointing in some industries, and interest rates could rise further.

We're still optimistic, though. The Portfolio's performance for the 12 months ending July 31 was below average. We're never happy with sub-par performance. But we believe that we are now on the right track.

We expect stocks to be the best performing asset class this year, so we plan to hold at least half of assets in stocks.

PRESIDENT'S LETTER                                             SEPTEMBER 3, 1996


DEAR SHAREHOLDER:

Last year, U.S. stocks and bonds generally posted extraordinary returns. Investors celebrated this performance by putting record amounts of new money into mutual funds in the first few months of 1996. According to figures released by the Investment Company Institute, a mutual fund industry trade group, new investments in mutual funds reached an all-time monthly high of $33 billion in January of 1996. An additional $66 billion was invested in the following three months, although this rapid inflow subsided somewhat in late spring.

While we are pleased that mutual funds are attracting new investors, we're concerned that some of them may be "buying last year's returns." Few expect 1995's virtual non-stop returns from the stock and bond markets. In fact, 1996's markets have been volatile so far (stock and bond prices go down just as they go up). There's no better time than now to be talking with your Financial Advisor or Registered Representative. She or he can help you determine reasonable expectations about both the potential performance and risks associated with your investments.

CHANGES AT PRUDENTIAL.

There have been some important changes recently at Prudential that were made with you in mind. Prudential Mutual Funds has moved under the umbrella of Prudential's newly created "Money Management Group." This group manages and administers nearly $190 billion in client assets and provides mutual funds, annuities, defined benefit and defined contribution plans to our individual and institutional investors. We plan to improve the range and quality of investment products and services that we can provide you by better leveraging Prudential's strengths. There will, however, be no change in the service you receive from your Financial Advisor, Registered Representative or our Customer Service unit.

We're excited about our future and hope that you are, too. Thank you for your continued support and confidence in Prudential Mutual Funds.

Sincerely,

/s/ Richard A. Redeker

Richard A. Redeker
President

PORTFOLIO OF INVESTMENTS AS OF                     PRUDENTIAL ALLOCATION FUND
JULY 31, 1996                                      STRATEGY PORTFOLIO
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

SHARES     DESCRIPTION                              VALUE (NOTE 1)
------------------------------------------------------------------
LONG-TERM INVESTMENTS--72.0%
COMMON STOCKS--51.1%
------------------------------------------------------------------
AEROSPACE/DEFENSE--1.3%
  50,000   Boeing Co.                               $   4,425,000
------------------------------------------------------------------
AIRLINES--1.9%
  16,600   AMR Corp.                                    1,309,325
 277,700   USAir Group Inc.                             5,068,025
                                                    -------------
                                                        6,377,350
------------------------------------------------------------------
CHEMICALS--2.4%
 223,900   Agrium Inc. (Canada)                         2,835,621
  95,200   Polymer Group, Inc.                          1,213,800
  96,300   Union Carbide Corp.                          4,044,600
                                                    -------------
                                                        8,094,021
------------------------------------------------------------------
COMPUTER RELATED EQUIPMENT--1.4%
  75,700   Comverse Technology, Inc.*                   2,337,238
  24,900   Dupont Canada Inc. (Canada)                    473,100
  36,000   Ross Technology Inc.*                          315,000
  49,000   Western Digital Corp.                        1,463,875
                                                    -------------
                                                        4,589,213
------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES--4.0%
 118,000   Cisco Systems, Inc.*                         6,106,500
  36,000   Engineering Animation Inc.                     576,000
  72,200   Macromedia, Inc.                             1,164,225
  18,000   Microsoft Corp.*                             2,121,750
 128,100   Network Express, Inc.*                         992,775
  15,900   PIXAR Inc.*                                    210,675
  26,600   Primark Corporation*                           718,200
  87,000   Softkey International Inc.*                  1,609,500
                                                    -------------
                                                       13,499,625
-----------------------------------------------------------------
CONTAINERS & PACKING--0.8%
 210,800   Stone Container Corp.                    $   2,635,000
------------------------------------------------------------------
DRUGS & HEALTH CARE--5.2%
  82,000   AMGEN, Inc.*                                 4,479,250
  46,900   Bard (C.R.), Inc.                            1,430,450
  70,600   Ciba-Geigy Ltd. (ADR) (Switzerland)          4,218,350
  85,700   St. Jude Medical, Inc.*                      2,881,662
 129,200   United States Surgical Corp.                 4,425,100
                                                    -------------
                                                       17,434,812
------------------------------------------------------------------
ELECTRICAL EQUIPMENT--2.0%
 188,700   UCAR International Inc.*                     6,580,913
------------------------------------------------------------------
ELECTRONICS--3.1%
  61,700   Burr-Brown Corp.                             1,095,175
  26,000   Intel Corp.                                  1,953,250
  84,000   Ultratech Stepper Inc.*                      1,428,000
 225,000   Uniphase Corp.*                              5,850,000
                                                    -------------
                                                       10,326,425
------------------------------------------------------------------
EXPLORATION & PRODUCTION--1.4%
  70,000   Alberta Energy Co. Ltd.                      1,286,250
  85,000   Noble Affiliates, Inc.                       3,346,875
                                                    -------------
                                                        4,633,125
------------------------------------------------------------------
FINANCIAL SERVICES--8.5%
  99,000   Advanta Corp. (ADS)                          4,306,500
  57,800   Citicorp                                     4,732,375
 181,200   Federal National Mortgage Association        5,753,100
  49,200   Student Loan Marketing Association           3,591,600
 213,400   The Money Store, Inc.                        5,201,625
 111,150   Travelers Group Inc.                         4,696,087
                                                    -------------
                                                       28,281,287

-----------------------------------------------------------------------------
See Notes to Financial Statements.                                          3

PORTFOLIO OF INVESTMENTS AS OF                     PRUDENTIAL ALLOCATION FUND
JULY 31, 1996                                      STRATEGY PORTFOLIO
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

SHARES     DESCRIPTION                              VALUE (NOTE 1)
------------------------------------------------------------------
FOODS--1.7%
 186,700   RJR Nabisco Holdings Corp.               $   5,741,025
------------------------------------------------------------------
HOSPITAL MANAGEMENT--1.6%
  91,800   Columbia/ HCA Healthcare Corp.               4,704,750
  71,400   Physician Corp. of America*                    731,850
                                                    -------------
                                                        5,436,600
------------------------------------------------------------------
INSURANCE--2.8%
  53,000   Aetna, Inc.                                  3,080,625
  23,300   Amerin Corp.*                                  518,425
  20,600   Equitable of Iowa Cos.                         715,850
  31,500   SunAmerica, Inc.                             1,913,625
  64,600   The PMI Group, Inc.                          3,068,500
                                                    -------------
                                                        9,297,025
------------------------------------------------------------------
INTEGRATED PRODUCERS--2.7%
  55,000   Exxon Corp.                                  4,523,750
 125,000   Societe Nationale Elf Aquitaine, ADR
             (France)                                   4,500,000
                                                    --------------
                                                        9,023,750
------------------------------------------------------------------
LEISURE--0.9%
 107,800   Carnival Cruise Lines, Inc.                  2,897,125
------------------------------------------------------------------
METALS-NON FERROUS--1.2%
  70,600   Aluminum Co. of America                      4,094,800
------------------------------------------------------------------
MISCELLANEOUS INDUSTRIAL--1.2%
  83,600   Varity Corp.*                                3,929,200
------------------------------------------------------------------
OIL SERVICES--0.5%
  69,400   Weatherford Enterra Inc.                     1,708,975
------------------------------------------------------------------
RESTAURANTS--2.2%
  76,100   Lone Star Steakhouse & Saloon, Inc.          2,378,125
 105,000   McDonald's Corp.                             4,869,375
                                                    -------------
                                                        7,247,500
------------------------------------------------------------------
RETAIL--1.1%
 115,400   Dillard Department Stores, Inc.          $   3,620,675
------------------------------------------------------------------
STEEL & METALS--0.7%
  44,700   AK Steel Holding Corp.*                      1,637,138
  80,000   National Steel Corp.*                          790,000
                                                    -------------
                                                        2,427,138
-----------------------------------------------------------------
TELECOMMUNICATIONS--2.5%
 114,600   ADC Telecommunications, Inc.                 4,841,850
 151,100   NEXTEL Communications, Inc.*                 2,285,387
  55,500   Westell Technologies Inc.                    1,345,875
                                                    -------------
                                                        8,473,112
                                                    -------------
           Total common stocks
             (cost $162,078,652)                      170,773,696
                                                    -------------

MOODY'S        PRINCIPAL
RATING         AMOUNT
(UNAUDITED)    (000)
------------   --------
DEBT OBLIGATIONS--20.9%
CORPORATE BONDS--3.0%
-------------------------------------------------------------------
CHEMICALS--1.2%
Ba3            $  2,000    G I Holdings, Inc.,
                             Sr. Notes Ser. B,
                             10.00%, 2/15/06              1,930,000
Ba3               2,000    Owens-Illinois Inc.,
                             Gtd. Deb.,
                             11.00%, 12/1/03              2,155,000
                                                       ------------
                                                          4,085,000
-------------------------------------------------------------------
HOSPITAL MANAGEMENT--0.6%
Ba3               2,000    Tenet Healthcare Corp.,
                             Sr. Sub. Notes,
                             10.125%, 3/1/05              2,120,000

-----------------------------------------------------------------------------
4                                          See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS AS OF     PRUDENTIAL ALLOCATION FUND
JULY 31, 1996                      STRATEGY PORTFOLIO
------------------------------------------------------------------------------
------------------------------------------------------------------------------

MOODY'S       PRINCIPAL
RATING        AMOUNT      DESCRIPTION                 VALUE (NOTE 1)
(UNAUDITED)   (000)
--------------------------------------------------------------------
RETAIL--0.6%
Ba1           $  2,000    Federated Department Stores, Inc.,
                            Sr. Notes,
                            8.125%, 10/15/02           $  1,970,000
--------------------------------------------------------------------
TELECOMMUNICATIONS--0.6%
Ba3              2,000    Century Communications
                            Corp.,
                            Sr. Notes,
                            9.75%, 2/15/02                2,020,000
                                                       ------------
                          Total corporate bonds
                            (cost $10,690,000)           10,195,000
                                                       ------------
SOVEREIGN BONDS--1.2%
                13,950    Argentina Gov't Bond,
                            Zero Coupon, 9/1/97
                            (cost $3,838,058)             3,897,630
                                                       ------------
U.S. GOVERNMENT SECURITIES--16.7%
                11,000    United States Treasury
                            Bonds,
                            6.00%, 2/15/26                9,664,490
                          United States Treasury
                            Notes,
                16,000    6.25%, 6/30/98                 16,012,480
                30,000    6.625%, 6/30/01                30,065,700
                                                       ------------
                          Total U.S. government
                            securities
                            (cost $55,380,558)           55,742,670
                                                       ------------
                          Total debt obligations
                            (cost $69,908,616)           69,835,300
                                                       ------------
                          Total long-term
                            investments
                            (cost $231,987,268)         240,608,996
                                                       ------------


SHORT-TERM INVESTMENTS--28.0%
U.S. GOVERNMENT SECURITIES--0.3%
              $  1,000    United States Treasury
                            Bills,
                            5.06%, 9/19/96,
                            (cost $993,114)            $    993,201
                                                       ------------
REPURCHASE AGREEMENT--27.7%
                92,510    Joint Repurchase Agreement
                            Account,
                            5.64%, 8/1/96,
                            (cost $92,510,000; Note
                            5)                           92,510,000
                                                       ------------
                          Total short-term
                            investments
                            (cost $93,503,114)           93,503,201
                                                       ------------
--------------------------------------------------------------------
TOTAL INVESTMENTS--100.0%
                          (cost $325,490,382; Note
                            4)                          334,112,197
                          Liabilities in excess of
                            other
                            assets                         (132,204)
                                                       ------------
                          Net Assets--100%             $333,979,993
                                                       ------------
                                                       ------------

---------------
* Non-income producing security.
ADR--American Depository Receipt.
ADS--American Depository Shares.
The Fund's current prospectus contains a description of Moody's and Standard & Poor's ratings.
-----------------------------------------------------------------------------
See Notes to Financial Statements.                                          5

                                                      PRUDENTIAL ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES                   STRATEGY PORTFOLIO
--------------------------------------------------------------------------------

ASSETS                                                                                                            JULY 31, 1996
                                                                                                                  -------------
Investments, at value (cost $325,490,382)....................................................................      $334,112,197
Cash.........................................................................................................            17,712
Dividends and interest receivable............................................................................         1,040,660
Receivable for investments sold..............................................................................           514,573
Receivable for Fund shares sold..............................................................................           242,645
Deferred expenses............................................................................................            24,702
                                                                                                                   -------------
   Total assets..............................................................................................       335,952,489
                                                                                                                   -------------
LIABILITIES
Payable for investments purchased............................................................................           786,601
Payable for Fund shares reacquired...........................................................................           529,428
Due to Distributor...........................................................................................           222,993
Due to Manager...............................................................................................           187,064
Accrued expenses.............................................................................................           246,410
                                                                                                                   -------------
   Total liabilities.........................................................................................         1,972,496
                                                                                                                   -------------
NET ASSETS...................................................................................................      $333,979,993
                                                                                                                   -------------
                                                                                                                   -------------
Net assets were comprised of:
   Shares of beneficial interest, at par.....................................................................      $    278,605
   Paid-in capital in excess of par..........................................................................       294,828,764
                                                                                                                   -------------
                                                                                                                    295,107,369
   Undistributed net investment income.......................................................................         1,072,074
   Accumulated net realized gain on investments..............................................................        29,178,735
   Net unrealized appreciation on investments................................................................         8,621,815
                                                                                                                   -------------
Net assets, July 31, 1996....................................................................................      $333,979,993
                                                                                                                   -------------
                                                                                                                   -------------
Class A:
   Net asset value and redemption price per share
      ($100,211,435 DIVIDED BY 8,322,219 shares of beneficial interest issued and outstanding)...............            $12.04
   Maximum sales charge (5% of offering price)...............................................................               .63
                                                                                                                         ------
   Maximum offering price to public..........................................................................            $12.67
                                                                                                                         ------
                                                                                                                         ------
Class B:
   Net asset value, offering price and redemption price per share
      ($233,040,001 DIVIDED BY 19,477,424 shares of beneficial interest issued and outstanding)..............            $11.96
                                                                                                                         ------
                                                                                                                         ------
Class C:
   Net asset value, offering price and redemption price per share
      ($728,557 DIVIDED BY 60,892 shares of beneficial interest issued and outstanding)......................            $11.96
                                                                                                                         ------
                                                                                                                         ------

-----------------------------------------------------------------------------
6                                          See Notes to Financial Statements.

PRUDENTIAL ALLOCATION FUND
STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
----------------------------------------------------------------

                                                    YEAR ENDED
NET INVESTMENT INCOME                              JULY 31, 1996
                                                   -------------
Income
   Interest (net of foreign withholdings taxes of
      $1,135)....................................   $  9,729,582
   Dividends (net of foreign withholding taxes of
      $9,523)....................................      2,370,904
                                                   -------------
      Total income...............................     12,100,486
                                                   -------------
Expenses
   Distribution fee--Class A.....................        244,002
   Distribution fee--Class B.....................      2,653,866
   Distribution fee--Class C.....................          4,674
   Management fee................................      2,362,457
   Transfer agent's fees and expenses............        850,000
   Reports to shareholders.......................        181,000
   Custodian's fees and expenses.................        167,000
   Registration fees.............................         55,000
   Legal fees....................................         25,000
   Trustees' fees and expenses...................         22,000
   Audit fee and expenses........................         17,100
   Insurance expense.............................          8,029
   Miscellaneous.................................          2,487
                                                   -------------
      Total expenses.............................      6,592,615
                                                   -------------
Net investment income............................      5,507,871
                                                   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
   Investment transactions.......................     36,432,055
   Financial futures contracts...................       (309,212)
   Foreign currency transactions.................        192,017
                                                   -------------
                                                      36,314,860
                                                   -------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments...................................    (25,360,377)
   Foreign currency transactions.................          9,095
                                                   -------------
                                                     (25,351,282)
                                                   -------------
Net gain on investments..........................     10,963,578
                                                   -------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS........................   $ 16,471,449
                                                   -------------
                                                   -------------

PRUDENTIAL ALLOCATION FUND
STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------

INCREASE (DECREASE)
IN NET ASSETS                           YEAR ENDED JULY 31,
                                        --------------------
                                        1996            1995
                                    ------------    ------------
Operations
   Net investment income..........  $  5,507,871    $  7,631,204
   Net realized gain on
      investments.................    36,314,860      15,712,614
   Net change in unrealized
      appreciation (depreciation)
      of investments..............   (25,351,282)     20,668,517
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...    16,471,449      44,012,335
                                    ------------    ------------
Net equalization debits...........       (91,163)       (274,536)
                                    ------------    ------------
Dividends and distributions (Note
   1)
   Dividends from net investment
      income
      Class A.....................    (1,971,726)     (1,553,405)
      Class B.....................    (3,432,191)     (5,542,190)
      Class C.....................        (5,649)         (3,515)
                                    ------------    ------------
                                      (5,409,566)     (7,099,110)
                                    ------------    ------------
   Distributions from net realized
      gains on investment
      transactions
      Class A.....................    (6,072,810)     (1,061,481)
      Class B.....................   (16,739,446)     (9,845,692)
      Class C.....................       (23,748)         (5,857)
                                    ------------    ------------
                                     (22,836,004)    (10,913,030)
                                    ------------    ------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      subscribed..................    55,447,312      87,194,600
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions...........    27,153,769      17,309,043
   Cost of shares reacquired......  (102,839,745)   (147,769,905)
                                    ------------    ------------
   Net decrease in net assets from
      Fund share transactions.....   (20,238,664)    (43,266,262)
                                    ------------    ------------
Total decrease....................   (32,103,948)    (17,540,603)
NET ASSETS
Beginning of year.................   366,083,941     383,624,544
                                    ------------    ------------
End of year.......................  $333,979,993    $366,083,941
                                    ------------    ------------
                                    ------------    ------------

-----------------------------------------------------------------------------
See Notes to Financial Statements.                                          7

                                                   PRUDENTIAL ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS                      STRATEGY PORTFOLIO
-----------------------------------------------------------------------------
Prudential Allocation Fund (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund was organized as an unincorporated business trust in Massachusetts on February 23, 1987 and consists of two series, namely: Balanced Portfolio and Strategy Portfolio. The investment objective of the Strategy Portfolio is to achieve a high total investment return consistent with relatively higher risk through varying the proportions of investments in debt and equity securities, the quality and maturity of debt securities purchased and the price volatility and the type of issuer of equity securities purchased. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country, industry or region.

-----------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of generally accepted accounting policies followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATION: Any security for which the primary market is on an exchange (including NASDAQ National Market System equity securities) is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day. Corporate bonds (other than convertible debt securities) and U.S. Government and agency securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Forward currency exchange contracts are valued at the current cost of offsetting the contract on the day of valuation. Options are valued at the mean between the most recently quoted bid and asked prices. Futures and options thereon are valued at their last sales price as of the close of the commodities exchange or board of trade.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange.

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

Net realized gains on foreign currency transactions represent net foreign exchange gains from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic
-----------------------------------------------------------------------------
8

                                                   PRUDENTIAL ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS                      STRATEGY PORTFOLIO
-----------------------------------------------------------------------------
instability or the level of governmental supervision and regulation of foreign securities markets.

OPTIONS: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

EQUALIZATION: The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Fund's shares.

FEDERAL INCOME TAXES: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of each series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates.

DIVIDENDS AND DISTRIBUTIONS: The Fund expects to pay dividends of net investment income quarterly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally
-----------------------------------------------------------------------------
                                                                            9

                                                      PRUDENTIAL ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS                         STRATEGY PORTFOLIO
-----------------------------------------------------------------------------
accepted accounting principles. These differences are primarily due to differing treatments of wash sales and foreign currency transactions.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Fund accounts and reports for distributions to shareholders in accordance with American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. For the year ended July 31, 1996, the Strategy Portfolio decreased undistributed net investment income and increased accumulated net realized gain on investments by $474,349. Net realized gains and net assets were not affected by this change.

-----------------------------------------------------------------------------
NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Mutual Fund Management, Inc. ("PMF"). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly at an annual rate of .65 of 1% of the average daily net assets of each of the series.

The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. ("PMFD"), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Prudential Securities Incorporated ("PSI") became the distributor of the Class A shares of the Fund effective January 2, 1996 and is serving the Fund under the same terms and conditions as under the arrangement with PMFD and continues as the distributor of the Class B and Class C shares of the Portfolio. The Portfolio compensated PMFD and PSI for distributing and servicing the Portfolio's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Portfolio compensated PSI and PMFD (for the period August 1, 1995 through January 1, 1996 with respect to Class A shares), for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended July 31, 1996.

PMFD and PSI have advised the Portfolio that they received approximately $150,800 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 1996. From these fees, PMFD and PSI paid such sales charges to dealers which in turn paid commissions to salespersons.

PSI has advised the Portfolio that for the year ended July 31, 1996, it received approximately $417,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.

PMFD was a wholly-owned subsidiary of PMF, PSI, PIC and PMF are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

-----------------------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services, Inc. ("PMFS"), a wholly-owned subsidiary of PMF, serves as the Portfolio's transfer agent. During the year ended July 31, 1996, the Portfolio incurred fees of approximately $804,500 for the services of PMFS. As of July 31, 1996, approximately $61,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates.

For the year ended July 31, 1996, PSI received approximately $44,200 in brokerage commissions from portfolio transactions executed on behalf of the Portfolio.

-----------------------------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities of the Portfolio, other than short-term investments, for the year ended July 31, 1996 aggregated $439,485,099 and $536,144,172, respectively.

The cost basis of investments for federal income tax purposes is substantially the same as for financial reporting purposes and, accordingly, as of July 31, 1996, net unrealized appreciation for federal income tax purposes was $8,621,815 (gross unrealized appreciation--19,101,833, gross unrealized depreciation--$10,480,018.
-----------------------------------------------------------------------------
10

                                                   PRUDENTIAL ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS                      STRATEGY PORTFOLIO
-----------------------------------------------------------------------------
NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government or federal agency obligations. As of July 31, 1996, the Portfolio had a 7.6% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Portfolio represented $92,510,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor was as follows:

Bear, Stearns & Co., Inc., 5.625%, dated 7/31/96, in the principal amount of $344,000,000, repurchase price $344,053,750, due 8/1/96. The value of the collateral including accrued interest is $351,232,252.

Chase Securities, Inc., 5.64%, dated 7/31/96, in the principal amount of $183,822,000, repurchase price $183,850,593, due 8/1/96. The value of the collateral including accrued interest is $188,037,739.

CS First Boston Corp., 5.70%, dated 7/31/96, in the principal amount of $208,000,000, repurchase price $208,032,933, due 8/1/96. The value of the collateral including accrued interest is $212,392,225.

Goldman, Sachs Co., 5.62%, dated 7/31/96, in the principal amount of $136,000,000, repurchase price $136,021,231, due 8/1/96. The value of the collateral including accrued interest is $138,720,353.

Smith Barney Inc., 5.64%, dated 7/31/96, in the principal amount of $344,000,000, repurchase price $344,053,893, due 8/1/96. The value of the collateral including accrued interest is $350,880,898.

-----------------------------------------------------------------------------
NOTE 6. CAPITAL

The Portfolio offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest for the years ended July 31, 1996 and July 31, 1995 were as follows:

Class A                                 SHARES          AMOUNT
-----------------------------------   -----------    ------------
Year ended July 31, 1996:
Shares issued......................     2,260,476    $ 28,118,465
Shares issued in reinvestment of
  dividends and distributions......       633,928       7,815,389
Shares reacquired..................    (3,190,632)    (39,885,580)
                                      -----------    ------------
Net decrease in shares outstanding
  before conversion................      (296,228)     (3,951,726)
Shares issued upon conversion from
  Class B..........................     1,640,084      20,771,295
                                      -----------    ------------
Net increase in shares
  outstanding......................     1,343,856    $ 16,819,569
                                      -----------    ------------
                                      -----------    ------------
Year ended July 31, 1995:
Shares issued......................     1,390,817    $ 15,562,421
Shares issued in reinvestment of
  dividends and distributions......       226,669       2,532,533
Shares reacquired..................    (1,480,078)    (17,030,049)
                                      -----------    ------------
Net increase in shares outstanding
  before conversion................       137,408       1,064,905
Shares issued upon conversion from
  Class B..........................     4,041,405      45,163,786
                                      -----------    ------------
Net increase in shares
  outstanding......................     4,178,813    $ 46,228,691
                                      -----------    ------------
                                      -----------    ------------
Class B
-----------------------------------
Year ended July 31, 1996:
Shares issued......................     2,151,781    $ 26,736,221
Shares issued in reinvestment of
  dividends and distributions......     1,576,044      19,309,058
Shares reacquired..................    (5,059,562)    (62,798,210)
                                      -----------    ------------
Net decrease in shares outstanding
  before conversion................    (1,331,737)    (16,752,931)
Shares reacquired upon conversion
  into Class A.....................    (1,650,974)    (20,771,295)
                                      -----------    ------------
Net decrease in shares
  outstanding......................    (2,982,711)   $(37,524,226)
                                      -----------    ------------
                                      -----------    ------------
Year ended July 31, 1995:
Shares issued......................     2,294,936    $ 26,157,592
Shares issued in reinvestment of
  dividends and distributions......     1,357,022      14,767,213
Shares reacquired..................    (7,554,633)    (85,523,598)
                                      -----------    ------------
Net decrease in shares outstanding
  before conversion................    (3,902,675)    (44,598,793)
Shares reacquired upon conversion
  into Class A.....................    (4,066,519)    (45,163,786)
                                      -----------    ------------
Net decrease in shares
  outstanding......................    (7,969,194)   $(89,762,579)
                                      -----------    ------------
                                      -----------    ------------

-----------------------------------------------------------------------------
                                                                           11

                                                   PRUDENTIAL ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS                      STRATEGY PORTFOLIO
-----------------------------------------------------------------------------

Class C                                 SHARES          AMOUNT
-----------------------------------   -----------    ------------
Year ended July 31, 1996:
Shares issued......................        47,663    $    592,626
Shares issued in reinvestment of
  dividends and distributions......         2,388          29,322
Shares reacquired..................       (12,428)       (155,955)
                                      -----------    ------------
Net increase in shares
  outstanding......................        37,623    $    465,993
                                      -----------    ------------
                                      -----------    ------------
August 1, 1994* Through July 31,
  1995:
Shares issued......................        26,928    $    310,801
Shares issued in reinvestment of
  dividends and distributions......           850           9,297
Shares reacquired..................        (4,509)        (52,472)
                                      -----------    ------------
Net increase in shares
  outstanding......................        23,269    $    267,626
                                      -----------    ------------
                                      -----------    ------------

---------------
* Commencement of offering of Class C shares.

-----------------------------------------------------------------------------
NOTE 7. DIVIDENDS

On September 16, 1996 the Board of Trustees of the Fund declared the following dividends per share, payable on September 23, 1996 to shareholders of record on September 20, 1996:

                                                       CLASS B
                                            CLASS A     AND C
                                            -------    -------
Ordinary Income..........................    $0.06     $0.0375

-----------------------------------------------------------------------------
12

                                                   PRUDENTIAL ALLOCATION FUND
FINANCIAL HIGHLIGHTS                               STRATEGY PORTFOLIO
-----------------------------------------------------------------------------

                                                                 CLASS A
                                         --------------------------------------------------------

                                                           YEAR ENDED JULY 31,
                                         --------------------------------------------------------
                                           1996        1995        1994        1993        1992
                                         --------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...    $  12.48     $ 11.60     $ 11.82     $ 12.03     $ 11.45
                                         --------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income................         .27         .38         .30         .42         .35
Net realized and unrealized gain on
   investment and foreign currency
   transactions......................         .35        1.14         .05         .70        1.02
                                         --------     -------     -------     -------     -------
   Total from investment
      operations.....................         .62        1.52         .35        1.12        1.37
                                         --------     -------     -------     -------     -------
LESS DISTRIBUTIONS
Dividends from net investment
   income............................        (.25)       (.30)       (.22)       (.37)       (.37)
Dividends in excess of net investment
   income............................       --          --           (.01)      --          --
Distributions from net realized gains
   on investment and foreign currency
   transactions......................        (.81)       (.34)       (.34)       (.96)       (.42)
                                         --------     -------     -------     -------     -------
   Total distributions...............       (1.06)       (.64)       (.57)      (1.33)       (.79)
                                         --------     -------     -------     -------     -------
Net asset value, end of year.........    $  12.04     $ 12.48     $ 11.60     $ 11.82     $ 12.03
                                         --------     -------     -------     -------     -------
                                         --------     -------     -------     -------     -------
TOTAL RETURN(a):.....................        4.84%      13.95%       2.88%      10.02%      12.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)........    $100,211     $87,081     $32,485     $28,641     $20,378
Average net assets (000).............     $97,601     $57,020     $30,634     $24,216     $15,705
Ratios to average net assets:
   Expenses, including distribution
      fees...........................        1.27%       1.33%       1.26%       1.21%       1.26%
   Expenses, excluding distribution
      fees...........................        1.02%       1.08%       1.03%       1.01%       1.06%
   Net investment income.............        2.06%       3.34%       2.52%       3.61%       3.05%
For Class A, B and C shares:
   Portfolio turnover rate...........         147%        180%         96%        145%        241%
   Average commission rate paid per
      share                                $.0552         N/A         N/A         N/A         N/A

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
-----------------------------------------------------------------------------
See Notes to Financial Statements.                                         13

                                                   PRUDENTIAL ALLOCATION FUND
FINANCIAL HIGHLIGHTS                               STRATEGY PORTFOLIO
-----------------------------------------------------------------------------

                                                                   CLASS B                                       CLASS C
                                         ------------------------------------------------------------     ----------------------
                                                                                                                       AUGUST 1,
                                                                                                            YEAR        1994(a)
                                                             YEAR ENDED JULY 31,                           ENDED        THROUGH
                                         ------------------------------------------------------------     JULY 31,     JULY 31,
                                           1996         1995         1994         1993         1992         1996         1995
                                         --------     --------     --------     --------     --------     --------     ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................    $  12.41     $  11.54     $  11.79     $  12.01     $  11.43      $12.41       $ 11.57
                                         --------     --------     --------     --------     --------     --------     ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income................         .17          .20          .21          .34          .26         .17           .25
Net realized and unrealized gain on
   investment and foreign currency
   transactions......................         .35         1.22          .05          .70         1.02         .35          1.14
                                         --------     --------     --------     --------     --------     --------     ---------
   Total from investment
      operations.....................         .52         1.42          .26         1.04         1.28         .52          1.39
                                         --------     --------     --------     --------     --------     --------     ---------
LESS DISTRIBUTIONS
Dividends from net investment
   income............................        (.16)        (.21)        (.16)        (.30)        (.28)       (.16)         (.21)
Dividends in excess of net investment
   income............................       --           --            (.01)       --           --          --            --
Distributions from net realized gains
   on investment and foreign currency
   transactions......................        (.81)        (.34)        (.34)        (.96)        (.42)       (.81)         (.34)
                                         --------     --------     --------     --------     --------     --------     ---------
   Total distributions...............        (.97)        (.55)        (.51)       (1.26)        (.70)       (.97)         (.55)
                                         --------     --------     --------     --------     --------     --------     ---------
Net asset value, end of period.......    $  11.96     $  12.41     $  11.54     $  11.79     $  12.01      $11.96       $ 12.41
                                         --------     --------     --------     --------     --------     --------     ---------
                                         --------     --------     --------     --------     --------     --------     ---------
TOTAL RETURN(c):.....................        4.03%       13.05%        2.11%        9.21%       11.53%       4.03%        12.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......    $233,040     $278,714     $351,140     $357,287     $314,771        $729          $289
Average net assets (000).............    $265,387     $307,439     $362,579     $339,225     $267,525        $467          $170
Ratios to average net assets:(c)
   Expenses, including distribution
      fees...........................        2.02%        2.08%        2.03%        2.01%        2.06%       2.02%         2.10%(b)
   Expenses, excluding distribution
      fees...........................        1.02%        1.08%        1.03%        1.01%        1.06%       1.02%         1.10%(b)
   Net investment income.............        1.31%        1.77%        1.77%        2.79%        2.27%       1.31%         2.27%(b)

---------------
(a) Commencement of offering of Class C shares.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
-----------------------------------------------------------------------------
14                                         See Notes to Financial Statements.

                                                   PRUDENTIAL ALLOCATION FUND
REPORT OF INDEPENDENT ACCOUNTANTS                  STRATEGY PORTFOLIO
-----------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Allocation Fund--Strategy Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Prudential Allocation Fund--Strategy Portfolio as of July 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of July 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Allocation Fund--Strategy Portfolio as of July 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
September 16, 1996

                                                   PRUDENTIAL ALLOCATION FUND
TAX INFORMATION                                    STRATEGY PORTFOLIO
-----------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Portfolio's fiscal year end (July 31, 1996) as to the federal tax status of dividends and distributions paid by the Portfolio during such fiscal year. Accordingly, during its fiscal year ended July 31, 1996, the Fund paid aggregate dividends and distributions as follows:

                                                                                                       STRATEGY PORTFOLIO
                                                                                                ---------------------------------
                                                                                                CLASS A      CLASS B      CLASS C
                                                                                                -------      -------      -------

Dividends from ordinary income.............................................................      $ .25        $ .16        $ .16
Distributions from short-term capital gains................................................        .40          .40          .40
Distributions from long-term capital gains.................................................        .41          .41          .41

Dividends paid from long-term capital gains are taxable as such. We also wish to advise you that 24.1% of the dividends paid from ordinary income in the fiscal year ended July 31, 1996 qualified for the corporate dividends received deduction available to corporate taxpayers.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 18.4% of the dividends paid from ordinary income in the fiscal year ended July 31, 1996 qualify for each of these states' tax exclusion.

In January 1997, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1996.
-----------------------------------------------------------------------------

     COMPARING A $10,000 INVESTMENT.
     --------------------------------------------------
     Prudential Allocation Fund: Strategy Portfolio vs.
     Lehman Government/Corporate Index and the S&P 500.

AVERAGE ANNUAL
TOTAL RETURNS
-------------------------
WITH SALES LOAD                    CLASS A
8.8% Since Inception                23,551
7.6% for 5 Years                    17,349
-0.4% for 1 Year                    17,233
                                                  [GRAPH]
WITHOUT SALES LOAD
9.7% Since Inception
8.8% for 5 Years
4.8% for 1 Year

--------------------------------------------------------------------------------

AVERAGE ANNUAL
TOTAL RETURNS
-------------------------
WITH SALES LOAD                    CLASS B
7.9% Since Inception                26,133
7.8% for 5 Years                    22,107
-1.0% for 1 Year                    19,681
                                                  [GRAPH]
WITHOUT SALES LOAD
7.9% Since Inception
7.9% for 5 Years
4.0% for 1 Year

--------------------------------------------------------------------------------

AVERAGE ANNUAL
TOTAL RETURNS
-------------------------
WITH SALES LOAD                    CLASS C
8.3% Since Inception                14,700
3.0% for 1 Year                     11,730
                                    11,593         [GRAPH]
WITHOUT SALES LOAD
8.3% Since Inception
4.0% for 1 Year

--------------------------------------------------------------------------------

Past performance is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The charts on the right are designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Allocation Fund: Strategy Portfolio (Class A, Class B and Class C) with similar investments in the Lehman Government/Corporate Bond Index and the S&P 500 Index by portraying the initial account values at the commencement of operations of each share class, and subsequent account values at the end of this reporting period (July 31, 1996), as measured on a quarterly basis, beginning in 1990 for Class A shares, in 1987 for Class B shares and in 1994 for Class C shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed
(a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on July 31, 1996; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.

The Lehman Government/Corporate Bond Index is a weighted index comprised of public, fixed-rate, non-convertible domestic corporate debt securities that are rated at least investment grade (BBB/Baa or higher) and public obligations of the U.S. Treasury. The S&P 500 is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Both the Lehman Government/Corporate Bond Index and the S&P 500 are unmanaged indices and include the reinvestment of all dividends and interests, as appropriate, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in these indices may differ substantially from the securities in each of the Fund's portfolios. The Lehman Government/Corporate Bond Index and the S&P 500 are not the only indices that may be used to characterize performance of balanced funds and other indexes may portray different comparative performance.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292

(800) 225-1852
http:\\www.prudential.com

[LOGO]

     TRUSTEES
     Edward D. Beach
     Donald D. Lennox
     Douglas H. McCorkindale
     Thomas T. Mooney
     Richard A. Redeker
     Louis A. Weil, III

     OFFICERS
     Richard A. Redeker, President
     Robert F. Gunia, Vice President
     Susan C. Cote, Treasurer
     Stephen M. Ungerman, Assistant Treasurer
     S. Jane Rose, Secretary
     Marguerite E.H. Morrison, Assistant Secretary

     MANAGER
     Prudential Mutual Fund Management, Inc.
     One Seaport Plaza
     New York, NY 10292

     INVESTMENT ADVISER
     The Prudential Investment Corporation
     Prudential Plaza
     Newark, NJ 07101

     DISTRIBUTOR
     Prudential Securities Incorporated
     One Seaport Plaza
     New York, NY 10292

     CUSTODIAN
     State Street Bank and Trust Company
     One Heritage Drive
     North Quincy, MA 02171

     TRANSFER AGENT
     Prudential Mutual Fund Services, Inc.
     P.O. Box 15005
     New Brunswick, NJ 08906

     INDEPENDENT AUDITORS
     Deloitte & Touche LLP
     Two World Financial Center
     New York, NY 10281

     LEGAL COUNSEL
     Gardner, Carton & Douglas
     Quaker Tower
     321 North Clark Street
     Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74429R405                               MF134E3
74429R504                               Cat. #42M254P
74429R603


                    PRUDENTIAL
                    ALLOCATION
                    FUND

                    ----------------------
                    STRATEGY PORTFOLIO


                                             ANNUAL
                                             REPORT
                                             JULY 31, 1996


                                        [LOGO]